As filed with the Securities and Exchange Commission on September 27, 2021

Securities Act File No. 333-170122

Investment Company File No. 811-22487

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
________________

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 475	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 477	☒

(Check appropriate box or boxes)
________________

DBX ETF TRUST
(Exact name of Registrant as specified in its charter)
________________

875 Third Avenue
New York, New York 10022-6225
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 454-4500

________________

Freddi Klassen

DBX ETF Trust

875 Third Avenue

New York, New York 10022-6225

(Name and Address of Agent for Service)

Copy to: Jeremy Senderowicz, Esq.

Vedder Price P.C.

1633 Broadway, 31st Floor

New York, New York 10019
________________

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 1, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ______________ pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

EXPLANATORY NOTE

This Post-Effective Amendment contains the Prospectus and Statement of Additional Information relating only to the following series of the Registrant:

•	Xtrackers International Real Estate ETF
•	Xtrackers MSCI Emerging Markets Hedged Equity ETF
•	Xtrackers MSCI EAFE Hedged Equity ETF
•	Xtrackers MSCI Germany Hedged Equity ETF
•	Xtrackers MSCI Japan Hedged Equity ETF
•	Xtrackers MSCI Europe Hedged Equity ETF
•	Xtrackers MSCI All World ex US Hedged Equity ETF
•	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
•	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
•	Xtrackers Eurozone Equity ETF
•	Xtrackers MSCI Eurozone Hedged Equity ETF
•	Xtrackers Japan JPX-Nikkei 400 Equity ETF
•	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
•	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (formerly Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF)
•	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
•	Xtrackers Municipal Infrastructure Revenue Bond ETF
•	Xtrackers Harvest CSI 300 China A-Shares ETF
•	Xtrackers MSCI China A Inclusion Equity ETF
•	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
•	Xtrackers MSCI All China Equity ETF

This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant’s other series.

Prospectus
October 1, 2021

Xtrackers International Real Estate ETF
NYSE Arca, Inc.: HAUZ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers International Real Estate ETF

Ticker: HAUZ	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers International Real Estate ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.12
Other Expenses	None
Total annual fund operating expenses	0.12
Fee waiver/expense reimbursement	0.02
Total annual fund operating expenses after fee waiver	0.10
The Advisor has contractually agreed through September 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 10	$ 37	$ 66	$ 152
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam.
Portfolio management uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least
Prospectus October 1, 2021	1	Xtrackers International Real Estate ETF

80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to the instruments that comprise the fund’s Underlying Index. The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated outside the United States, excluding Pakistan and Vietnam.
Under normal circumstances, the Underlying Index is reconstituted and rebalanced quarterly. The fund reconstitutes and rebalances its portfolio in accordance with the Underlying Index, and therefore, any changes to the Underlying Index’s reconstitution and rebalance schedule will result in corresponding changes in the fund’s reconstitution and rebalance schedule.
As of July 31, 2021, the Underlying Index consisted of 579 securities, with an average market capitalization of approximately $2.021 billion and a minimum market capitalization of approximately $16 million, from issuers in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. As of July 31, 2021, the Underlying Index was substantially comprised of securities of issuers from Japan (20.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, the Underlying Index was wholly comprised of issuers in the real estate sector. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX Limited, Zug, Switzerland, Deutsche Börse Group or their licensors, research partners or data providers.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the
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COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Real estate sector risk. The fund’s assets will be concentrated in the real estate sector, which means the fund will be more affected by the performance of the real estate sector than a fund that was not concentrated.
Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments. Investing in real estate securities (which include REITs) may subject the fund to risks associated with the direct ownership of real estate. Changes in interest rates may also affect the value of the fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. Political or regulatory pressures may restrict the eviction of real estate tenants in default. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic). In addition, if applicable, a REIT could fail to qualify for favorable tax treatment under applicable tax law and could fail to maintain its exemption from the registration requirements of the Investment Company Act of 1940, as amended.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
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Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
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Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and
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Xtrackers International Real Estate ETF

after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to February 22, 2019, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to February 22, 2019 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	14.36%	December 31, 2020
Worst Quarter	-28.36%	March 31, 2020
Year-to-Date	8.55%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	10/1/2013	-6.25	6.67	4.86
After tax on distribu- tions		-7.17	5.93	3.73
After tax on distribu- tions and sale of fund shares		-3.34	5.15	3.51
iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (reflects no deduc- tions for fees, expenses or taxes)		-6.44	7.27	5.38
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	5.32
Effective February 22, 2019, the fund changed its underlying index to the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index from the MSCI Asia Pacific ex Japan US Dollar Hedged Index. Returns shown above for the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index prior to February 22, 2019 reflect the performance of the MSCI Asia Pacific ex Japan US Dollar Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Prospectus October 1, 2021

Xtrackers International Real Estate ETF

Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2021

Xtrackers International Real Estate ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Investment Objective
Xtrackers International Real Estate ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam.
Portfolio management uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to the instruments that comprise the fund’s Underlying Index. The fund's investments in depositary receipts may include American Depositary Receipts (“ADRs”). ADRs are US dollar-denominated receipts representing shares of foreign based corporations. ADRs are issued by US banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available. The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated outside the United States, excluding Pakistan and Vietnam.
Under normal circumstances, the Underlying Index is reconstituted and rebalanced quarterly. The fund reconstitutes and rebalances its portfolio in accordance with the Underlying Index, and therefore, any changes to the Underlying Index’s reconstitution and rebalance schedule will result in corresponding changes in the fund’s reconstitution and rebalance schedule.
As of July 31, 2021, the Underlying Index consisted of 579 securities, with an average market capitalization of approximately $2.021 billion and a minimum market capitalization of approximately $16 million, from issuers in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. As of July 31, 2021, the Underlying Index was substantially comprised of securities of issuers from Japan (20.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, the Underlying Index was wholly comprised of issuers in the real estate sector. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the
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“1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts (including stock index futures), options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX Limited, Zug, Switzerland, Deutsche Börse Group or their licensors, research partners or data providers.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is calculated and maintained by STOXX, Ltd. (“Index Provider” or “STOXX”). The Underlying Index is a free-float market capitalization- weighted Index designed to measure the performance of international real estate securities of issuers incorporated outside the United States, Pakistan and Vietnam. The Underlying Index’s composition is reviewed and reconstituted on a quarterly basis. The Underlying Index is composed of real estate securities (including equity REITs) from companies incorporated outside the United States, excluding Pakistan and Vietnam.
Defining the Equity Universe. The Underlying Index is constructed by aggregation of certain STOXX Total Market indices, each representing a broad market of equity securities in a particular country that covers at least 95% of the free-float market capitalization of its respective country.
To be eligible for inclusion in a STOXX Country Total Market Index, securities must meet the following criteria:
■
Common stocks and equities with similar characteristics from financial markets that provide reliable real-time, historical component and currency pricing, and reference and corporate actions data
■
Listed companies on a regulated market on an exchange defined in the STOXX Investable Universe
■
Certain equity instruments, such as investment companies and certain specified investment vehicles, are not eligible for inclusion. Companies that were recently removed from a STOXX Total Market Index due to mergers and other corporate actions are not eligible for inclusion.
Each STOXX Country Total Market Index targets coverage of at least 95% of the free-float market capitalization of the investable stock universe at the cut-off date in the regarding country. All stocks in the investable stock universe of the country in question are ranked in terms of their free-float market capitalization at the cut-off date to produce the review list. A 93-99% buffer is applied as follows:
■
The largest companies in the investible universe with a cumulative free-float market capitalization up to and including 93% of the investible universe, qualify for selection.
■
The stocks covering the next two percent of cumulative free-float market capitalization are selected among the largest remaining current TMI components representing the portion of capitalization above 93% and up to and including 99%.
■
If the country coverage is still below the defined threshold, then the largest remaining stocks are selected until the country coverage is reached.
The STOXX Regional Total Market indices are aggregates of the STOXX Total Market country indices. They aim to provide a broad representation of the respective region. The indices are weighted according to free-float market capitalization.
The index universe of the Underlying Index is defined by the STOXX Developed and Emerging Markets Total Market Index.
Stocks classified as being within the real estate sector according to the Industry Classification Benchmark (ICB) code are eligible for inclusion in the Underlying Index.
Companies from the United States, Pakistan and Vietnam are excluded. Sector changes are implemented immediately subsequent to corporate actions.
Weighting. The Underlying Index’s components are not subject to component weight restrictions or capping.
Maintaining the Index. The Underlying Index is reviewed and rebalanced on a quarterly basis. The review cut-off date is the last trading day of the month following the last quarterly index review.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution and rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index
Number of Components: approximately 579
The Underlying Index is composed of real estate securities including equity REITs from companies incorporated outside the United States, excluding Pakistan and Vietnam. The country pool consists of the following set of countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Denmark, Egypt, Finland, France, Germany, Greece,
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Fund Details

Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Real estate sector risk. The fund’s assets will be concentrated in the real estate sector, which means the fund will be more affected by the performance of the real estate sector than a fund that was not concentrated. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments.Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments. Investing in real estate securities (which include REITs) may subject the fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the fund’s investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. Political or regulatory pressures may restrict the eviction of real estate tenants in default. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic).
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REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A US REIT is not subject to US federal income tax income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. Non-US REITs may be subject to a similar tax regime under the tax laws of the jurisdictions in which such non-US REITs are organized. These distribution requirements may result in a REIT having insufficient capital for future expenditures. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs; only Equity REITs are eligible for inclusion in the Underlying Index.
Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Further, Equity REITs are dependent upon management skills and generally may not be diversified. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under applicable tax law, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high
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Fund Details

levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the fund’s investments.
Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect fund investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Some countries and regions in which the fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These and other security situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of local economies.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices
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Fund Details

could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of
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Fund Details

errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask
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spread”charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund
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may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
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Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policy of the fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. The fund’s 80% investment policy require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of the fund which can only be changed with shareholder approval are set forth in the SAI.
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Because the fund seeks to track its Underlying Index, the fund does not invest defensively and the fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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The fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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The fund may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the fund’s status as a regulated investment company (“RIC”).
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of the fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time a third party, the Advisor and/or its affiliates may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in the fund, may be required to redeem some or all of their ownership interests in the fund prematurely or at an inopportune time.
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From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. For example, the fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The top holdings of the fund can be found at Xtrackers.com. Fund fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Fund
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $22.9 billion in 35 operational exchange-traded funds, as of August 31, 2021.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such
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services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers International Real Estate ETF	0.10% *
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
The Advisor has contractually agreed, through September 30, 2022, to waive its fees and/or reimburse fund expenses to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
A discussion regarding the basis for the Board's approval of the fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for the fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate the fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates the subadvisor out of its management fee.
Management
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of the fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity and higher if the fund has little trading volume and market liquidity.
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by the fund’s shareholders. The Board noted that shares of the fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of
Creation Units directly with the fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the fund’s shares trade at or close to NAV. In addition, the fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the fund it is not necessary to adopt policies and procedures to detect and deter market timing of the fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Until January 19, 2022, such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of an SEC exemptive order issued to the Trust, which includes a requirement that such registered investment companies enter into an agreement with the Trust. Effective January 19, 2022, the Trust's SEC exemptive order will be rescinded by SEC action and an investment in a fund by a registered investment company beyond the applicable limitations imposed by the 1940 Act must comply with the requirements of a new rule enacted by the SEC, Rule 12d1-4 under the 1940 Act.
Shares of the fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers International Real Estate ETF	HAUZ	NYSE Arca, Inc.
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Book Entry
Shares of the fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of the fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short- term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Foreign currency exchange rates with respect to the fund’s non-US securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such earlier times. The value of the Underlying Index will not be calculated and disseminated intra-day. The value and return of the fund’s Underlying Index is calculated once each trading day by the Index Provider based on prices received from the international local markets. In addition the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate
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Investing in the Fund

different from the rate used by the Index Provider may adversely affect the fund’s ability to track its Underlying Index.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
The fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and
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Investing in the Fund

redemption transaction fee for the fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers International Real Estate ETF(1)	$0
(1) Currently, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund are paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $5,400 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to the fund’s prospectus.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from the fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of the fund will be taxed. The US federal income tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions or you sell fund shares.
US Federal Income Taxes on Distributions
Distributions from the fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by the fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held such fund’s shares. Distributions by the fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. As disclosed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholder’s distributions from the fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by a fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the fund from a REIT that qualifies as a real estate investment trust for US federal income tax purposes (“US REIT”) generally are eligible for qualified dividend income treatment only to the extent the dividend distributions are made out of qualified dividend income received by such US REIT. It is expected that dividends received by the fund from US REITs and distributed to a shareholder generally will be taxable to the shareholder for US federal income tax purposes as ordinary income but may be eligible for a 20% qualified business income deduction by non-corporate shareholders if so reported by the fund and certain holding period requirements are satisfied.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the fund, and to a share of the fund held without being hedged by the shareholder receiving the dividend, for 61 days during the
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Investing in the Fund

121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected to a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or short term capital gains reported as such by the fund or upon the sale or other disposition of shares of the fund.
Dividends and interest received by the fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consist of non-US stocks or securities, the fund may for US federal income tax purposes “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the
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Investing in the Fund

Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for the fund will also sell shares of the fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of the fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund during the past calendar year can be found at Xtrackers.com.
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Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers International Real Estate ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$22.85	$27.84	$29.17	$26.22	$22.27
Income (loss) from investment operations:
Net investment income (loss)[a]	0.92	0.84	1.14	0.68	0.56
Net realized and unrealized gain (loss)	6.28	(4.74)	(1.98)	3.01	3.89
Total from investment operations	7.20	(3.90)	(0.84)	3.69	4.45
Less distributions from:
Net investment income	(0.90)	(1.09)	(0.49)	(0.74)	(0.50)
Total distributions	(0.90)	(1.09)	(0.49)	(0.74)	(0.50)
Net Asset Value, end of year	$29.15	$22.85	$27.84	$29.17	$26.22
Total Return (%)	32.15[b]	(14.80)[b]	(2.78)[b]	14.20	20.34
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	458	231	60	4	4
Ratio of expenses before fee waiver (%)	0.12	0.12	0.30	0.60	0.60
Ratio of expenses after fee waiver (%)	0.10	0.10	0.28	0.60	0.60
Ratio of net investment income (loss) (%)	3.55	3.21	4.25	2.40	2.34
Portfolio turnover rate (%)[c]	9	12	43	24	14
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	27	Financial Highlights

Appendix
Index Providers and Licenses
STOXX Ltd. (“STOXX”) is a provider of indexes and services to investors worldwide. STOXX is not affiliated with the Trust, the Advisor, Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with the Index Provider to use the Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of the fund.
Disclaimers
The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the Index or its data.
Shares of the fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2021	28	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at Xtrackers.com. For more information about the fund, you may request a copy of the SAI. The SAI provides detailed information about the fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of the fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about the fund (including the SAI), reports and other information about the fund are available on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about the fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/21) HAUZ-1

Prospectus
October 1, 2021

Xtrackers MSCI Emerging Markets Hedged Equity ETF
NYSE Arca, Inc.: DBEM

Xtrackers MSCI EAFE Hedged Equity ETF
NYSE Arca, Inc.: DBEF

Xtrackers MSCI Germany Hedged Equity ETF
NYSE Arca, Inc.: DBGR

Xtrackers MSCI Japan Hedged Equity ETF
NYSE Arca, Inc.: DBJP

Xtrackers MSCI Europe Hedged Equity ETF
NYSE Arca, Inc.: DBEU

Xtrackers MSCI All World ex US Hedged Equity ETF
NYSE Arca, Inc.: DBAW

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
NYSE Arca, Inc.: HDAW

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
NYSE Arca, Inc.: HDEF

Xtrackers Eurozone Equity ETF
Cboe BZX Exchange, Inc.: EURZ

Xtrackers MSCI Eurozone Hedged Equity ETF
NYSE Arca, Inc.: DBEZ

Xtrackers Japan JPX-Nikkei 400 Equity ETF
NYSE Arca, Inc.: JPN
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers MSCI Emerging Markets Hedged Equity ETF

Ticker: DBEM	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The
Prospectus October 1, 2021	1	Xtrackers MSCI Emerging Markets Hedged Equity ETF

securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 1,406 securities, with an average market capitalization of approximately $5.69 billion and a minimum market capitalization of approximately $81 million, from issuers in the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from emerging markets countries and in instruments designed to hedge against the fund’s exposure to non-US currencies.
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from China (34.6%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the information technology (21.19%), financials (18.40%) and consumer discretionary (16.26%) sectors. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield,
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total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
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Xtrackers MSCI Emerging Markets Hedged Equity ETF

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined,
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Xtrackers MSCI Emerging Markets Hedged Equity ETF

composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is
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likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund
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will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	16.52%	June 30, 2020
Worst Quarter	-18.72%	March 31, 2020
Year-to-Date	7.10%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	18.94	10.71	3.59
After tax on distribu- tions		18.58	10.35	3.07
After tax on distribu- tions and sale of fund shares		11.69	8.61	2.77
MSCI EM US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		19.58	11.77	5.42
MSCI EM Index (reflects no deductions for fees, expenses or taxes)		18.31	12.81	3.73
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI Emerging Markets Hedged Equity ETF

Xtrackers MSCI EAFE Hedged Equity ETF

Ticker: DBEF	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI EAFE Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The
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securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 843 securities, with an average market capitalization of approximately $20.27 billion and a minimum market capitalization of approximately $1.63 billion, from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (22.7%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (16.73%) and industrials (15.68%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as
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Xtrackers MSCI EAFE Hedged Equity ETF

groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In
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Xtrackers MSCI EAFE Hedged Equity ETF

June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing
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Xtrackers MSCI EAFE Hedged Equity ETF

schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying
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Xtrackers MSCI EAFE Hedged Equity ETF

Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund
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Xtrackers MSCI EAFE Hedged Equity ETF

will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	12.95%	June 30, 2020
Worst Quarter	-19.97%	March 31, 2020
Year-to-Date	12.87%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	2.31	7.33	7.91
After tax on distribu- tions		1.79	6.64	6.88
After tax on distribu- tions and sale of fund shares		1.85	5.71	6.20
MSCI EAFE US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		2.50	7.60	8.28
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)		7.82	7.45	5.37
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2021

Xtrackers MSCI EAFE Hedged Equity ETF

Xtrackers MSCI Germany Hedged Equity ETF

Ticker: DBGR	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI Germany Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities
Prospectus October 1, 2021	15	Xtrackers MSCI Germany Hedged Equity ETF

selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 62 securities, with an average market capitalization of approximately $25.81 billion and a minimum market capitalization of approximately $2.81 billion. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. The fund hedges the euro to the US dollar by selling euro currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar.
The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of German issuers and in instruments designed to hedge against the fund’s exposure to the euro. As of July 31, 2021, the Underlying Index was solely comprised of securities of issuers from Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (21.68%) and in the industrials (16.11%) sectors. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in
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Xtrackers MSCI Germany Hedged Equity ETF

cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product
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Xtrackers MSCI Germany Hedged Equity ETF

markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
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Xtrackers MSCI Germany Hedged Equity ETF

Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely
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Xtrackers MSCI Germany Hedged Equity ETF

that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in
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Xtrackers MSCI Germany Hedged Equity ETF

securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to May 31, 2013, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to May 31, 2013 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	24.25%	June 30, 2020
Worst Quarter	-24.84%	March 31, 2020
Year-to-Date	12.78%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	4.48	6.24	5.60
After tax on distribu- tions		3.97	5.88	4.63
After tax on distribu- tions and sale of fund shares		3.35	5.06	4.24
MSCI Germany US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		4.51	6.53	5.94
MSCI Germany Index (reflects no deductions for fees, expenses or taxes)		11.55	6.59	3.52
Effective May 31, 2013, the fund changed its underlying index to the MSCI Germany US Dollar Hedged Index from the MSCI Canada US Dollar Hedged Index. Returns shown above for the MSCI Germany US Dollar Hedged Index prior to May 31, 2013 reflect the performance of the MSCI Canada US Dollar Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may
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Xtrackers MSCI Germany Hedged Equity ETF

trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI Germany Hedged Equity ETF

Xtrackers MSCI Japan Hedged Equity ETF

Ticker: DBJP	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI Japan Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the US dollar and the Japanese yen. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have,
Prospectus October 1, 2021	23	Xtrackers MSCI Japan Hedged Equity ETF

in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 271 securities, with an average market capitalization of approximately $14.30 billion and a minimum market capitalization of approximately $1.63 billion. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the Japanese yen. The fund hedges the Japanese yen to the US dollar by selling Japanese yen currency forwards at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Japanese yen relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the fund’s exposure to the Japanese yen. As of July 31, 2021, the Underlying Index was solely comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the industrials (22.02%) and consumer discretionary (19.42%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions
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Xtrackers MSCI Japan Hedged Equity ETF

taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has
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historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or
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Xtrackers MSCI Japan Hedged Equity ETF

completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the
Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing
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Xtrackers MSCI Japan Hedged Equity ETF

and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
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Xtrackers MSCI Japan Hedged Equity ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	20.65%	March 31, 2013
Worst Quarter	-17.02%	March 31, 2020
Year-to-Date	8.53%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Class Inception	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	9.49	6.12	10.24
After tax on distribu- tions		8.99	5.67	9.20
After tax on distribu- tions and sale of fund shares		6.24	4.86	8.07
MSCI Japan US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		9.73	6.67	10.89
MSCI Japan Index (reflects no deductions for fees, expenses or taxes)		14.48	8.65	7.67
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2021

Xtrackers MSCI Japan Hedged Equity ETF

Xtrackers MSCI Europe Hedged Equity ETF

Ticker: DBEU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Europe Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that
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collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 432 securities, with an average market capitalization of approximately $25.79 billion and a minimum market capitalization of approximately $2.52 billion, from issuers in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (22.3%), France (17.8%) and Switzerland (15.4%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financial sector (15.42%) and industrials sector (14.95%).The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
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Xtrackers MSCI Europe Hedged Equity ETF

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely
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Xtrackers MSCI Europe Hedged Equity ETF

impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
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Xtrackers MSCI Europe Hedged Equity ETF

Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the
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Xtrackers MSCI Europe Hedged Equity ETF

applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
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Xtrackers MSCI Europe Hedged Equity ETF

Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	13.50%	June 30, 2020
Worst Quarter	-21.20%	March 31, 2020
Year-to-Date	14.71%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	10/1/2013	-0.52	7.42	7.12
After tax on distribu- tions		-0.96	6.30	5.80
After tax on distribu- tions and sale of fund shares		0.22	5.61	5.25
MSCI Europe US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-0.39	7.72	7.44
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)		5.38	6.78	4.38
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology
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Xtrackers MSCI Europe Hedged Equity ETF

platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2021

Xtrackers MSCI Europe Hedged Equity ETF

Xtrackers MSCI All World ex US Hedged Equity ETF

Ticker: DBAW	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI All World ex US Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.40
Other Expenses	None
Total annual fund operating expenses	0.40
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that
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collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 2,340 securities, with an average market capitalization of approximately $11.55 billion and a minimum market capitalization of approximately $81 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the fund’s exposure to non-US currencies..
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials sector (18.62%). The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as
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Xtrackers MSCI All World ex US Hedged Equity ETF

groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are
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Xtrackers MSCI All World ex US Hedged Equity ETF

less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying
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Xtrackers MSCI All World ex US Hedged Equity ETF

Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund
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Xtrackers MSCI All World ex US Hedged Equity ETF

and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	14.06%	June 30, 2020
Worst Quarter	-19.63%	March 31, 2020
Year-to-Date	11.43%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
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Xtrackers MSCI All World ex US Hedged Equity ETF

	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	1/23/2014	6.95	8.34	6.64
After tax on distribu- tions		6.46	7.79	5.58
After tax on distribu- tions and sale of fund shares		4.53	6.58	4.94
MSCI ACWI ex USA US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		7.48	8.81	7.12
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	4.91
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the
“bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2021

Xtrackers MSCI All World ex US Hedged Equity ETF

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Ticker: HDAW	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 20	$ 64	$ 113	$255
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States).
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate,
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investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in its parent index, the MSCI ACWI ex USA Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2021, the Underlying Index consisted of 348 securities, with an average market capitalization of approximately $12.94 billion and a minimum market capitalization of approximately $139 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced semi-annually in May and November. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in countries other than the United States. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (21.91%), materials (16.79%) and health care (15.73%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. Industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
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Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In
Prospectus October 1, 2021

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Materials sector risk. To the extent the fund invests a significant portion of its assets in securities issued by companies in the materials sector, the fund will be sensitive to changes in, and the fund's performance may depend to a greater extent on, the overall condition of the materials sector. Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.
Health care sector risk. To the extent that the fund invests significantly in the health care sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the health care sector. The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government
Prospectus October 1, 2021

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes
Prospectus October 1, 2021

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral)
Prospectus October 1, 2021

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to February 13, 2018, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to February 13, 2018 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	16.61%	December 31, 2020
Worst Quarter	-26.11%	March 31, 2020
Year-to-Date	9.55%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	8/12/2015	-3.69	5.29	3.31
After tax on distribu- tions		-4.62	4.38	2.43
After tax on distribu- tions and sale of fund shares		-1.45	4.11	2.56
MSCI ACWI ex USA High Dividend Yield Index (reflects no deduc- tions for fees, expenses or taxes)		-3.64	5.47	3.49
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	6.58
Effective February 13, 2018, the fund changed its underlying index to the MSCI ACWI ex USA High Dividend Yield Index from the MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index. Returns shown above for the MSCI ACWI ex USA High Dividend Yield Index prior to February 13, 2018 reflect the performance of the MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Prospectus October 1, 2021

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2021

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Ticker: HDEF	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 20	$ 64	$ 113	$255
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as
Prospectus October 1, 2021	53	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2021, the Underlying Index consisted of 106 securities, with an average market capitalization of approximately $27.37 billion and a minimum market capitalization of approximately $3.48 billion from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances. the Underlying Index is rebalanced semi-annually in May and November. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in developed countries in Europe, Australasia and the Far East. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (22.8%), Switzerland (16.2%) and Japan (15.2%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the healthcare (19.17%) and financials (17.64%) sectors. Industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Health care sector risk. To the extent that the fund invests significantly in the health care sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the health care sector. The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing
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schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to February 13, 2018, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to February 13, 2018 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Returns	Period ending
Best Quarter	15.53%	December 31, 2020
Worst Quarter	-24.53%	March 31, 2020
Year-to-Date	7.27%	June 30, 2021

	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	8/11/2015	-1.80	5.39	3.68
After tax on distribu- tions		-2.85	4.17	2.47
After tax on distribu- tions and sale of fund shares		-0.54	4.09	2.73
MSCI EAFE High Divi- dend Yield Index (reflects no deductions for fees, expenses or taxes)		-1.87	5.56	3.86
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)		7.82	7.45	5.40
Effective February 13, 2018, the fund changed its underlying index to the MSCI EAFE High Dividend Yield Index from the MSCI EAFE High Dividend Yield Hedged Equity Index. Returns shown above for the MSCI EAFE High Dividend Yield Index prior to February 13, 2018 reflect the performance of the MSCI EAFE High Dividend Yield Hedged Equity Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Xtrackers Eurozone Equity ETF

Ticker: EURZ	Stock Exchange: Cboe BZX Exchange Inc.
Investment Objective
Xtrackers Eurozone Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Eurozone Large Mid Cap IndexTM(the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.09
Other Expenses	None
Total annual fund operating expenses	0.09
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 9	$ 29	$ 51	$115
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Underlying Index is composed of equity securities of companies that are based in countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. When constructing the Underlying Index, Nasdaq Global Indexes (“Nasdaq” or the “Index Provider”) assigns each eligible index security to a country which will govern its inclusion in the Underlying Index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country. The Underlying Index is market capitalization weighted and, under normal circumstances,
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is rebalanced semi-annually in March and September. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 284 securities with an average market capitalization of approximately $19.80 billion and a minimum market capitalization of approximately $974 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain and Switzerland. The Underlying Index is market capitalization weighted and, under normal circumstances, is rebalanced semi-annually in March and September. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone and in instruments designed to hedge the fund’s exposure to non-US currencies. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from France (32.1%) and Germany (27.4%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (18.3%) and industrials (18.1%) sectors. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund is not issued, endorsed, sold, or promoted by Nasdaq, Inc. or its affiliates.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at
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an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom
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and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from
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the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment
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results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market
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performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to October 27, 2017, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to October 27, 2017 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	19.82%	June 30, 2020
Worst Quarter	-26.76%	March 31, 2020
Year-to-Date	11.85%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	8/19/2015	7.85	5.15	2.55
After tax on distribu- tions		7.37	4.70	2.06
After tax on distribu- tions and sale of fund shares		5.39	4.16	2.08
NASDAQ Eurozone Large Mid Cap Index (reflects no deductions for fees, expenses or taxes)		7.71	5.19	2.59
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	6.97
Effective October 27, 2017, the fund changed its underlying index to the NASDAQ Eurozone Large Mid Cap Index from the MSCI Southern Europe US Dollar Hedged Index. Returns shown above for the NASDAQ Eurozone Large Mid Cap Index prior to October 27, 2017 reflect the performance of the MSCI Southern Europe US Dollar Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
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Xtrackers Eurozone Equity ETF

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Eurozone Equity ETF

Xtrackers MSCI Eurozone Hedged Equity ETF

Ticker: DBEZ	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Eurozone Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that
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collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 688 securities with an average market capitalization of approximately $9.28 billion and a minimum market capitalization of approximately $50 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal and Spain. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund (and the Underlying Index) hedges the euro in the portfolio to US dollars by selling the euro forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from France (32.7%) and Germany (27.7%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the Consumer Discretionary (16.86%) and Industrials (16.08%) sectors. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield,
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total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
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European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests
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in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying
Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market
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participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
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Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	17.99%	March 31, 2015
Worst Quarter	-24.86%	March 31, 2020
Year-to-Date	15.62%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	12/10/2014	1.43	7.51	7.84
After tax on distribu- tions		1.19	6.91	7.06
After tax on distribu- tions and sale of fund shares		1.42	5.88	6.07
MSCI EMU IMI US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		1.61	7.65	8.01
MSCI EMU IMI Index (reflects no deductions for fees, expenses or taxes)		8.58	7.74	5.85
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the
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“bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Japan JPX-Nikkei 400 Equity ETF

Ticker: JPN	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.09
Other Expenses	None
Total annual fund operating expenses	0.09
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 9	$ 29	$ 51	$115
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of issuers who are primarily listed on the following sections of Tokyo Stock Exchange (“TSE”): the 1st section, the 2nd section, Mothers or JASDAQ. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The
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securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is comprised of the equity securities of the 400 highest scoring issuers listed on the TSE, as measured in return on equity, cumulative operating profit and current market value. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 399 securities with an average market capitalization of approximately $12.7 billion and a minimum market capitalization of approximately $436 million. Under normal circumstances, the Underlying Index is rebalanced annually in August. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers. As of July 31, 2021, the Underlying Index was solely comprised of issuers in Japan. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the industrials (25.3%) and consumer discretionary (15.8%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Xtrackers Japan JPX-Nikkei 400 Equity ETF is not in any way sponsored, endorsed or promoted by Tokyo Stock Exchange, Inc. TSE and Nikkei Inc.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter
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Xtrackers Japan JPX-Nikkei 400 Equity ETF

operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
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Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of
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Xtrackers Japan JPX-Nikkei 400 Equity ETF

errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Xtrackers Japan JPX-Nikkei 400 Equity ETF

Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	14.47%	December 31, 2020
Worst Quarter	-16.76%	March 31, 2020
Year-to-Date	0.69%	June 30, 2021
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Xtrackers Japan JPX-Nikkei 400 Equity ETF

Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/24/2015	14.29	8.33	6.68
After tax on distribu- tions		13.94	8.06	6.42
After tax on distribu- tions and sale of fund shares		9.02	6.68	5.35
JPX-Nikkei 400 Index (reflects no deductions for fees, expenses or taxes)		14.17	8.51	6.84
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	5.47
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Japan JPX-Nikkei 400 Equity ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Investment Objective
Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least
80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 1,406 securities, with an average market capitalization of approximately $5.69 billion and a minimum market capitalization of approximately $81 million, from issuers in the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from
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emerging markets countries and in instruments designed to hedge against the fund’s exposure to non-US currencies.
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from China (34.6%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the information technology (21.19%), financials (18.40%) and consumer discretionary (16.26%) sectors. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EM US Dollar Hedged Index
Number of Components: approximately 1,406
Index Description. The MSCI EM US Dollar Hedged Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected emerging market currencies. As of July 31, 2021, the Underlying Index consisted of issuers from the following 27 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the
Prospectus October 1, 2021

Fund Details

main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by
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one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
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These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
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Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences
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between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market
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events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level
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of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index. Also,in
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December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. Finally, the Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and
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practices applicable to People’s Republic of China (“China” or the “PRC”) companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers.
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Chinese corporate and securities law. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US.
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China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate
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perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI EAFE Hedged Equity ETF
Investment Objective
Xtrackers MSCI EAFE Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 843 securities, with an average market capitalization of approximately $20.27 billion and a minimum market capitalization of approximately $1.63 billion, from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
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The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (22.7%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (16.73%) and industrials (15.68%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EAFE US Dollar Hedged Index
Number of Components: approximately 843
Index Description. The MSCI EAFE US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. As of July 31, 2021, the Underlying Index consisted of issuers from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor
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the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit
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default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
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A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
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Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors
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would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts
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of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations,
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a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Germany Hedged Equity ETF
Investment Objective
The Xtrackers MSCI Germany Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 62 securities, with an average market capitalization of approximately $25.81 billion and a minimum market capitalization of approximately $2.81 billion. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance
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with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. The fund hedges the euro to the US dollar by selling euro currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar.
The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of German issuers and in instruments designed to hedge against the fund’s exposure to the euro. As of July 31, 2021, the Underlying Index was solely comprised of securities of issuers from Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (21.68%) and in the industrials (16.11%) sectors. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Germany US Dollar Hedged Index
Number of Components: approximately 62
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Index Description. The MSCI Germany US Dollar Hedged Index is designed to provide exposure to German equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the euro.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
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Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
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Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
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Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net
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asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
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Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in
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securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Japan Hedged Equity ETF
Investment Objective
The Xtrackers MSCI Japan Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the US dollar and the Japanese yen. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 271 securities, with an average market capitalization of approximately $14.30 billion and a minimum market capitalization of approximately $1.63 billion. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
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The fund enters into forward currency contracts designed to offset the fund’s exposure to the Japanese yen. The fund hedges the Japanese yen to the US dollar by selling Japanese yen currency forwards at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Japanese yen relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the fund’s exposure to the Japanese yen. As of July 31, 2021, the Underlying Index was solely comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the industrials (22.02%) and consumer discretionary (19.42%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Japan US Dollar Hedged Index
Number of Components: approximately 271
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Index Description. The MSCI Japan US Dollar Hedged Index is designed to provide exposure to Japanese equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Japanese yen.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
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Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund
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invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing
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schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when
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the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they
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do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate
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perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Europe Hedged Equity ETF
Investment Objective
Xtrackers MSCI Europe Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 432 securities, with an average market capitalization of approximately $25.79 billion and a minimum market capitalization of approximately $2.52 billion, from issuers in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
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The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (22.3%), France (17.8%) and Switzerland (15.4%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financial sector (15.42%) and industrials sector (14.95%).The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Europe US Dollar Hedged Index
Number of Components: approximately 435
Index Description. The MSCI Europe US Dollar Hedged Index is designed to provide exposure to equity securities in developed stock markets in Europe, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. As of July 31, 2021, the Underlying Index consisted of issuers from the following 15 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the
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stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt
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level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of
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the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against
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such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that
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they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s
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service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), officially withdrew from the EU on January 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement (the Trade Agreement) which took effect on May 1, 2021. The United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively
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addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-withdrawal (e.g., currency trading, international settlement). With the United Kingdom’s exit from the EU, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the withdrawal creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the withdrawal in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Risks related to investing in France. Investment in French issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risks related to investing in Switzerland. Investment in Swiss issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to Switzerland. International trade is a significant factor of the Swiss economy and the country depends upon exports to produce economic growth. Switzerland’s economic growth generally reflects economic trends in other countries, including the US and certain Western European countries.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether,
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when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI All World ex US Hedged Equity ETF
Investment Objective
The Xtrackers MSCI All World ex US Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 2,340 securities, with an average market capitalization of approximately $11.55 billion and a minimum market capitalization of approximately $81 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the fund’s exposure to non-US currencies..
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials sector (18.62%). The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment
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banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI ACWI ex USA US Dollar Hedged Index
Number of Components: approximately 2,340
Index Description. The MSCI ACWI ex USA US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States), while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. As of July 31, 2021, the Underlying Index consisted of issuers from the following 49 developed and emerging market countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical
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events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which
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increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the
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counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or
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invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in
Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of
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the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
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Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Investment Objective
The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States).
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying
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Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in its parent index, the MSCI ACWI ex USA Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2021, the Underlying Index consisted of 348 securities, with an average market capitalization of approximately $12.94 billion and a minimum market capitalization of approximately $139 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced semi-annually in May and November. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in countries other than the United States. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (21.91%), materials (16.79%) and health care (15.73%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. Industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index
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that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI ACWI ex USA High Dividend Yield Index
Number of Components: approximately 139
Index Description. The MSCI ACWI ex USA High Dividend Yield Index is designed to provide exposure to equity securities (excluding REITs) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex USA Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI ACWI ex USA Index includes large- and mid-capitalization securities across developed markets countries (excluding the United States) and emerging market countries. As of July 31, 2021, the Underlying Index consisted of issuers from the following 49 countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
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The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in the fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls,
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or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Materials sector risk. To the extent the fund invests a significant portion of its assets in securities issued by companies in the materials sector, the fund will be sensitive to changes in, and the fund's performance may depend to a greater extent on, the overall condition of the materials sector. Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.
Health care sector risk. To the extent that the fund invests significantly in the health care sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the health care sector. The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency
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value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate
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from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that
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trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a
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discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Investment Objective
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than
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average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2021, the Underlying Index consisted of 106 securities, with an average market capitalization of approximately $27.37 billion and a minimum market capitalization of approximately $3.48 billion from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances. the Underlying Index is rebalanced semi-annually in May and November. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in developed countries in Europe, Australasia and the Far East. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (22.8%), Switzerland (16.2%) and Japan (15.2%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the healthcare (19.17%) and financials (17.64%) sectors. Industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EAFE High Dividend Yield Index
Number of Components: approximately 117
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Index Description. The MSCI EAFE High Dividend Yield Index is designed to provide exposure to equity securities (excluding REITs) in developed international stock markets (excluding the US and Canada) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI EAFE Index includes large- and mid-capitalization securities across developed markets in Europe, Australasia and the Far East. As of July 31, 2021, the Underlying Index consisted of issuers from the following 19 developed markets countries: Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in the fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent
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that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Health care sector risk. To the extent that the fund invests significantly in the health care sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the health care sector. The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
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Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying
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Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
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In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund,
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which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), officially withdrew from the EU on January 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement (the Trade Agreement) which took effect on May 1, 2021. The United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
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The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-withdrawal (e.g., currency trading, international settlement). With the United Kingdom’s exit from the EU, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the withdrawal creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the withdrawal in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Risks related to investing in Switzerland. Investment in Swiss issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to Switzerland. International trade is a significant factor of the Swiss economy and the country depends upon exports to produce economic growth. Switzerland’s economic growth generally reflects economic trends in other countries, including the US and certain Western European countries.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in
March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the
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particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers Eurozone Equity ETF
Investment Objective
Xtrackers Eurozone Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Eurozone Large Mid Cap IndexTM(the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Underlying Index is composed of equity securities of companies that are based in countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. When constructing the Underlying Index, Nasdaq Global Indexes (“Nasdaq” or the “Index Provider”) assigns each eligible index security to a country which will govern its inclusion in the Underlying Index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country. The Underlying Index is market capitalization weighted and, under normal circumstances, is rebalanced semi-annually in March and September. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 284 securities with an average market capitalization of approximately $19.80 billion and a minimum market capitalization of approximately $974 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain and Switzerland. The Underlying Index is market capitalization weighted and, under normal circumstances, is rebalanced semi-annually in March and September. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone and in instruments designed to hedge the fund’s exposure to non-US currencies. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from France (32.1%) and Germany (27.4%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (18.3%) and industrials (18.1%) sectors. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and
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supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund is not issued, endorsed, sold, or promoted by Nasdaq, Inc. or its affiliates.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
NASDAQ Eurozone Large Mid Cap Index
Number of components: approximately 308
The NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”) is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the EMU.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the
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risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
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Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of
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errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask
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spread”charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions,
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operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in France. Investment in French issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany.
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Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Eurozone Hedged Equity ETF
Investment Objective
Xtrackers MSCI Eurozone Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
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As of July 31, 2021, the Underlying Index consisted of 688 securities with an average market capitalization of approximately $9.28 billion and a minimum market capitalization of approximately $50 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal and Spain. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund (and the Underlying Index) hedges the euro in the portfolio to US dollars by selling the euro forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from France (32.7%) and Germany (27.7%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the Consumer Discretionary (16.86%) and Industrials (16.08%) sectors. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
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The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EMU IMI US Dollar Hedged Index
Number of Components: approximately 674
Index Description. The MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”) is designed to provide exposure to equity securities from countries in the European Monetary Union, while mitigating exposure to fluctuations between the value of the US dollar and the euro. As of July 31, 2021, the Underlying Index consisted of issuers from the following 10 countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a
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counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period which ended on December 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement which took effect on May 1, 2021. Significant uncertainty exists regarding any adverse economic and political effects the United Kingdom’s withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
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Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts.
Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying
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Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result,
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the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing
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of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in France. Investment in French issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels
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without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Investment Objective
Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Index (the “Underlying Index”).
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Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of issuers who are primarily listed on the following sections of Tokyo Stock Exchange (“TSE”): the 1st section, the 2nd section, Mothers or JASDAQ. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is comprised of the equity securities of the 400 highest scoring issuers listed on the TSE, as measured in return on equity, cumulative operating profit and current market value. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2021, the Underlying Index consisted of 399 securities with an average market capitalization of approximately $12.7 billion and a minimum market capitalization of approximately $436 million. Under normal circumstances, the Underlying Index is rebalanced annually in August. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers. As of July 31, 2021, the Underlying Index was solely comprised of issuers in Japan. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the industrials (25.3%) and consumer discretionary (15.8%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
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Xtrackers Japan JPX-Nikkei 400 Equity ETF is not in any way sponsored, endorsed or promoted by Tokyo Stock Exchange, Inc. TSE and Nikkei Inc.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
JPX-Nikkei 400 Index
Number of Components: approximately 400
Index Description. The JPX-Nikkei 400 Index is designed to reflect the performance of the Japanese stock market, specifically companies which are primarily listed on the TSE 1st section, TSE 2nd section, TSE Mothers or JASDAQ markets. The currency of the component securities is the Japanese yen.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than
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those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the
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overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or
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invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are
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measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the
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inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policy of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policy require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund which can only be changed with shareholder approval are set forth in the SAI.
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Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
Prospectus October 1, 2021

Fund Details

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Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI Emerging Markets Hedged Equity ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The top holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $22.9 billion in 35 operational exchange-traded funds, as of August 31, 2021.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Prospectus October 1, 2021

Fund Details

For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%
Xtrackers Eurozone Equity ETF	0.09%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.09%
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers MSCI Emerging Markets Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Prospectus October 1, 2021

Fund Details

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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI EAFE Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI Germany Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Prospectus October 1, 2021

Fund Details

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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI Japan Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
■
Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI Europe Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Prospectus October 1, 2021

Fund Details

■
Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI All World ex US Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
■
Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
■
BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Prospectus October 1, 2021

Fund Details

Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
■
BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
■
Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers Eurozone Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
■
BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Prospectus October 1, 2021

Fund Details

Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers MSCI Eurozone Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers Japan JPX-Nikkei 400 Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
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Fund Details

Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Until January 19, 2022, such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of an SEC exemptive order issued to the Trust, which includes a requirement that such registered investment companies enter into an agreement with the Trust. Effective January 19, 2022, the Trust's SEC exemptive order will be rescinded by SEC action and an investment in a fund by a registered investment company beyond the applicable limitations imposed by the 1940 Act must comply with the requirements of a new rule enacted by the SEC, Rule 12d1-4 under the 1940 Act.
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Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers MSCI Emerging Markets Hedged Equity ETF	DBEM	NYSE Arca, Inc.
Xtrackers MSCI EAFE Hedged Equity ETF	DBEF	NYSE Arca, Inc.
Xtrackers MSCI Germany Hedged Equity ETF	DBGR	NYSE Arca, Inc.
Xtrackers MSCI Japan Hedged Equity ETF	DBJP	NYSE Arca, Inc.
Xtrackers MSCI Europe Hedged Equity ETF	DBEU	NYSE Arca, Inc.
Xtrackers MSCI All World ex US Hedged Equity ETF	DBAW	NYSE Arca, Inc.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	HDAW	NYSE Arca, Inc.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	HDEF	NYSE Arca, Inc.
Xtrackers Eurozone Equity ETF	EURZ	Cboe BZX Exchange, Inc.
Xtrackers MSCI Eurozone Hedged Equity ETF	DBEZ	NYSE Arca, Inc.
Xtrackers Japan JPX-Nikkei 400 Equity ETF	JPN	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a fund’s debt securities to determine the market price. For
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example, the prices of securities with characteristics similar to those held by a fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short- term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the US trading day at the prescribed 15 second intervals. With respect to Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers Eurozone Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “Non-Currency Hedged Funds”), foreign currency exchange rates with respect to the fund’s non-US securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Non-Currency Hedged Funds are determined as of such times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, with respect to the Non-Currency Hedged Funds, the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of the valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider (to the extent the Index Provider calculates a US dollar value for the Underlying Index) may adversely affect the fund’s ability to track its Underlying Index.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect a fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a fund and a designated amount of cash. Because certain funds invest a portion of its assets in forward currency contracts, those funds may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
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Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Xtrackers MSCI EAFE Hedged Equity ETF	$4,650
Xtrackers MSCI Germany Hedged Equity ETF	$750
Xtrackers MSCI Japan Hedged Equity ETF	$1,800
Xtrackers MSCI Europe Hedged Equity ETF	$3,600
Xtrackers MSCI All World ex US Hedged Equity ETF	$10,500
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$3,700
Xtrackers MSCI EAFE High Dividend Yield Equity ETF(1)	$0
Xtrackers Eurozone Equity ETF	$500
Xtrackers MSCI Eurozone Hedged Equity ETF	$3,200
Xtrackers Japan JPX-Nikkei 400 Equity ETF	$2,000
(1) Effective January 30, 2019, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Xtrackers MSCI EAFE High Dividend Yield Equity ETF will be paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $900 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to a fund’s prospectus.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually (quarterly for Xtrackers MSCI EAFE High Dividend Yield Equity ETF and Xtrackers MSCI All World ex US High Dividend Yield Equity ETF) by each fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners
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Investing in the Funds

should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long- term capital gains, regardless of how long the shareholders have held such fund’s shares. Distributions by a fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income tax rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders distributions from a fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by a fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by a fund from a real estate investment trust (“REIT”) or another RIC generally are eligible for qualified dividend income treatment only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income but may be eligible for a 20% qualified business income deduction by non-corporate shareholders if so reported by the fund and certain holding period requirements are satisfied.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a fund, and to a share of the fund held without being hedged by the shareholder receiving the dividend, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund.
Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the
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total assets of a fund at the close of a year consist of non-US stocks or securities, the fund may for US federal income tax purposes “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use
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fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca or Cboe at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund during the past calendar year can be found at Xtrackers.com.
Prospectus October 1, 2021

Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers MSCI Emerging Markets Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$21.03	$21.81	$23.91	$21.47	$18.62
Income (loss) from investment operations:
Net investment income (loss)[a]	0.39	0.58	0.52	0.41	0.35
Net realized and unrealized gain (loss)	8.42	(0.74)	(2.02)	2.39	2.81
Total from investment operations	8.81	(0.16)	(1.50)	2.80	3.16
Less distributions from:
Net investment income	(0.48)	(0.62)	(0.60)	(0.36)	(0.31)
Total distributions	(0.48)	(0.62)	(0.60)	(0.36)	(0.31)
Net Asset Value, end of year	$29.36	$21.03	$21.81	$23.91	$21.47
Total Return (%)	42.20[b]	(1.01)[b]	(6.18)[b]	13.09	17.19
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	117	89	112	195	188
Ratio of expenses before fee waiver (%)	0.65	0.66	0.66	0.65	0.65
Ratio of expenses after fee waiver (%)	0.65	0.66	0.66	0.65	0.65
Ratio of net investment income (loss) (%)	1.48	2.62	2.29	1.74	1.74
Portfolio turnover rate (%)[c]	13	20	13	15	43
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	190	Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$29.75	$30.87	$31.86	$30.68	$26.48
Income (loss) from investment operations:
Net investment income (loss)[a]	0.78	0.66	0.91	0.80	0.74
Net realized and unrealized gain (loss)	7.82	(0.76)	(1.00)	1.33	4.18
Total from investment operations	8.60	(0.10)	(0.09)	2.13	4.92
Less distributions from:
Net investment income	(0.81)	(1.02)	(0.90)	(0.95)	(0.72)
Total distributions	(0.81)	(1.02)	(0.90)	(0.95)	(0.72)
Net Asset Value, end of year	$37.54	$29.75	$30.87	$31.86	$30.68
Total Return (%)	29.41[b]	(0.56)[b]	(0.14)[b]	7.05	19.17
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	3,955	3,831	4,715	6,140	8,638
Ratio of expenses before fee waiver (%)	0.35	0.36	0.36	0.35	0.35
Ratio of expenses after fee waiver (%)	0.35	0.36	0.36	0.35	0.35
Ratio of net investment income (loss) (%)	2.35	2.10	2.93	2.57	2.72
Portfolio turnover rate (%)[c]	8	9	5	10	14
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Xtrackers MSCI Germany Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$25.49	$25.77	$27.93	$27.87	$23.40
Income (loss) from investment operations:
Net investment income (loss)[a]	0.95	0.24	0.53	0.57	0.40
Net realized and unrealized gain (loss)	6.84	0.08	(2.02)	(0.09)	4.78
Total from investment operations	7.79	0.32	(1.49)	0.48	5.18
Less distributions from:
Net investment income	(0.84)	(0.60)	(0.67)	(0.42)	(0.71)
Total distributions	(0.84)	(0.60)	(0.67)	(0.42)	(0.71)
Net Asset Value, end of year	$32.44	$25.49	$25.77	$27.93	$27.87
Total Return (%)	31.15[b]	1.15[b]	(5.48)[b]	1.73	22.93
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	15	15	23	36	66
Ratio of expenses before fee waiver (%)	0.45	0.45	0.46	0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.45	0.46	0.45	0.45
Ratio of net investment income (loss) (%)	3.29	0.90	2.03	2.04	1.63
Portfolio turnover rate (%)[c]	15	14	11	17	12
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	191	Financial Highlights

Xtrackers MSCI Japan Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$39.80	$37.95	$42.95	$38.65	$34.32
Income (loss) from investment operations:
Net investment income (loss)[a]	0.62	0.67	0.64	0.52	0.53
Net realized and unrealized gain (loss)	9.82	2.27	(4.24)	4.69	4.22
Total from investment operations	10.44	2.94	(3.60)	5.21	4.75
Less distributions from:
Net investment income	(1.16)	(1.09)	(1.40)	(0.91)	(0.42)
Total distributions	(1.16)	(1.09)	(1.40)	(0.91)	(0.42)
Net Asset Value, end of year	$49.08	$39.80	$37.95	$42.95	$38.65
Total Return (%)	26.96[b]	7.88[b]	(8.59)[b]	13.74	14.08
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	199	221	414	1,153	1,780
Ratio of expenses before fee waiver (%)	0.45	0.46	0.47	0.46	0.45
Ratio of expenses after fee waiver (%)	0.45	0.46	0.47	0.46	0.45
Ratio of net investment income (loss) (%)	1.41	1.69	1.55	1.24	1.50
Portfolio turnover rate (%)[c]	12	12	15	12	22
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	192	Financial Highlights

Xtrackers MSCI Europe Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$26.91	$28.31	$28.71	$28.29	$25.65
Income (loss) from investment operations:
Net investment income (loss)[a]	0.77	0.52	0.75	0.68	0.76
Net realized and unrealized gain (loss)	7.07	(1.06)[b]	(0.26)	0.39	4.40
Total from investment operations	7.84	(0.54)	0.49	1.07	5.16
Less distributions from:
Net investment income	(0.73)	(0.86)	(0.89)	(0.65)	(0.85)
Net realized gains	—	—	—	—	(1.67)
Total distributions	(0.73)	(0.86)	(0.89)	(0.65)	(2.52)
Net Asset Value, end of year	$34.02	$26.91	$28.31	$28.71	$28.29
Total Return (%)	29.68[c]	(2.16)[c]	1.88[c]	3.82	21.77
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	563	487	849	1,543	2,747
Ratio of expenses before fee waiver (%)	0.45	0.46	0.47	0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.46	0.47	0.45	0.45
Ratio of net investment income (loss) (%)	2.58	1.79	2.67	2.41	2.95
Portfolio turnover rate (%)[d]	9	13	7	11	17
a
Based on average shares outstanding during the period.
b
Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
c
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	193	Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$25.63	$26.61	$27.71	$26.20	$22.62
Income (loss) from investment operations:
Net investment income (loss)[a]	0.64	0.62	0.73	0.67	0.64
Net realized and unrealized gain (loss)	7.73	(0.76)	(1.12)	1.51	3.42
Total from investment operations	8.37	(0.14)	(0.39)	2.18	4.06
Less distributions from:
Net investment income	(0.63)	(0.84)	(0.71)	(0.67)	(0.48)
Total distributions	(0.63)	(0.84)	(0.71)	(0.67)	(0.48)
Net Asset Value, end of year	$33.37	$25.63	$26.61	$27.71	$26.20
Total Return (%)	33.10[b]	(0.78)[b]	(1.30)[b]	8.43	18.30
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	125	99	98	127	105
Ratio of expenses before fee waiver (%)	0.40	0.41	0.41	0.40	0.40
Ratio of expenses after fee waiver (%)	0.40	0.41	0.41	0.40	0.40
Ratio of net investment income (loss) (%)	2.15	2.29	2.74	2.46	2.67
Portfolio turnover rate (%)[c]	14	10	13	11	15
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$20.87	$23.69	$25.42	$26.14	$22.96
Income (loss) from investment operations:
Net investment income (loss)[a]	1.16	0.94	1.21	1.35	1.02
Net realized and unrealized gain (loss)	5.75	(2.78)	(1.92)	(1.20)	3.07
Total from investment operations	6.91	(1.84)	(0.71)	0.15	4.09
Less distributions from:
Net investment income	(1.16)	(0.98)	(1.02)	(0.87)	(0.60)
Net realized gains	—	—	—	—	(0.31)
Total distributions	(1.16)	(0.98)	(1.02)	(0.87)	(0.91)
Net Asset Value, end of year	$26.62	$20.87	$23.69	$25.42	$26.14
Total Return (%)	34.16[b]	(8.19)[b]	(2.82)[b]	0.54	18.17
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	23	20	24	27	4
Ratio of expenses before fee waiver (%)	0.20	0.20	0.20	0.32	0.45
Ratio of expenses after fee waiver (%)	0.20	0.20	0.20	0.32	0.45
Ratio of net investment income (loss) (%)	4.92	3.94	4.96	5.29	4.17
Portfolio turnover rate (%)[c]	57	40	30	76	36
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	194	Financial Highlights

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$19.89	$22.00	$23.69	$24.99	$23.16
Income (loss) from investment operations:
Net investment income (loss)[a]	1.21	0.85	1.36	1.50	1.06
Net realized and unrealized gain (loss)	4.94	(2.00)	(2.25)	(1.99)	3.03
Total from investment operations	6.15	(1.15)	(0.89)	(0.49)	4.09
Less distributions from:
Net investment income	(1.04)	(0.96)	(0.80)	(0.81)	(0.95)
Net realized gains	—	—	—	—	(1.31)
Total distributions	(1.04)	(0.96)	(0.80)	(0.81)	(2.26)
Net Asset Value, end of year	$25.00	$19.89	$22.00	$23.69	$24.99
Total Return (%)	31.74[b]	(5.58)[b]	(3.76)[b]	(2.02)	18.93[d]
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	739	409	244	24	5
Ratio of expenses before fee waiver (%)	0.20	0.20	0.20	0.33	0.45
Ratio of expenses after fee waiver (%)	0.20	0.20	0.20	0.33	0.45
Ratio of net investment income (loss) (%)	5.38	3.86	6.06	6.28	4.48
Portfolio turnover rate (%)[c]	57	57	20	56	41
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
d
The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.32%.
Prospectus October 1, 2021	195	Financial Highlights

Xtrackers Eurozone Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$19.44	$21.10	$23.60	$23.94	$20.25
Income (loss) from investment operations:
Net investment income (loss)[a]	0.62	0.32	0.65	0.73	0.74
Net realized and unrealized gain (loss)	8.59	(1.37)	(2.52)	(0.68)	3.74
Total from investment operations	9.21	(1.05)	(1.87)	0.05	4.48
Less distributions from:
Net investment income	(0.68)	(0.61)	(0.63)	(0.39)	(0.79)
Total distributions	(0.68)	(0.61)	(0.63)	(0.39)	(0.79)
Net Asset Value, end of year	$27.97	$19.44	$21.10	$23.60	$23.94
Total Return (%)	48.46[b]	(5.29)	(8.09)[b]	0.22[b]	23.01
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	3	4	2	2	2
Ratio of expenses before fee waiver (%)	0.09	0.09	0.10	0.27	0.45
Ratio of expenses after fee waiver (%)	0.09	0.09	0.09	0.26	0.45
Ratio of net investment income (loss) (%)	2.65	1.52	3.00	3.01	3.62
Portfolio turnover rate (%)[c]	14	9	14	93	20
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Xtrackers MSCI Eurozone Hedged Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$28.10	$29.80	$30.90	$30.29	$25.64
Income (loss) from investment operations:
Net investment income (loss)[a]	0.76	0.40	0.71	0.62	0.73
Net realized and unrealized gain (loss)	9.71	(1.15)	(1.13)	0.63	4.84
Total from investment operations	10.47	(0.75)	(0.42)	1.25	5.57
Less distributions from:
Net investment income	(0.65)	(0.95)	(0.68)	(0.64)	(0.92)
Total distributions	(0.65)	(0.95)	(0.68)	(0.64)	(0.92)
Net Asset Value, end of year	$37.92	$28.10	$29.80	$30.90	$30.29
Total Return (%)	37.79[b]	(2.80)[b]	(1.34)[b]	4.19	22.56
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	15	21	31	42	65
Ratio of expenses before fee waiver (%)	0.45	0.47	0.47	0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.46	0.47	0.45	0.45
Ratio of net investment income (loss) (%)	2.37	1.31	2.42	2.05	2.76
Portfolio turnover rate (%)[c]	10	11	5	14	16
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	196	Financial Highlights

Xtrackers Japan JPX-Nikkei 400 Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$27.19	$25.84	$29.39	$26.24	$23.19
Income (loss) from investment operations:
Net investment income (loss)[a]	0.50	0.58	0.28	0.40	0.35
Net realized and unrealized gain (loss)	5.95	1.47	(3.62)	3.30	3.04
Total from investment operations	6.45	2.05	(3.34)	3.70	3.39
Less distributions from:
Net investment income	(0.64)	(0.70)	(0.21)	(0.55)	(0.34)
Total distributions	(0.64)	(0.70)	(0.21)	(0.55)	(0.34)
Net Asset Value, end of year	$33.00	$27.19	$25.84	$29.39	$26.24
Total Return (%)	23.98[b]	7.87[b]	(11.35)[b,c]	14.21[b]	14.75
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	46	22	30	128	10
Ratio of expenses before fee waiver (%)	0.09	0.09	0.10	0.21	0.40
Ratio of expenses after fee waiver (%)	0.09	0.09	0.09	0.18	0.40
Ratio of net investment income (loss) (%)	1.66	2.14	1.00	1.39	1.46
Portfolio turnover rate (%)[d]	25	12	149	78	22
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.22%.
d
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	197	Financial Highlights

Appendix
Index Providers and Licenses
MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
Nasdaq is responsible for the rules-based methodology of the Nasdaq Indexes. Nasdaq is not affiliated with the Trust, the Advisor, BNYM, the Distributor or any of their respective affiliates. Nasdaq is responsible for administration and calculation of the Nasdaq Indexes. Nasdaq is responsible for implementing the methodology for the composition of the Nasdaq Indexes.
The Advisor has entered into a license agreement with each Index Provider to use each Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of a fund.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of an Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
MSCI Indexes
The MSCI Indexes are calculated and maintained by MSCI Inc. (“Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size, sector and by style segments and combinations thereof.
The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
■
MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
■
MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid- cap segments of a particular market, which together comprise approximately 85% of each market’s free float- adjusted market capitalization. The small cap segment covers the 85%-99% range of each market’s free float- adjusted market capitalization.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 27 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.
MSCI Hedged Indexes
The MSCI Hedged Indexes are currency hedged versions of the MSCI GIMI Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI GIMI Indexes on a timely basis. In particular, index maintenance involves:
■
Resetting the weights of the currencies to be sold in the index; and
■
Rolling the forward contracts over to the next month.
Prospectus October 1, 2021	198	Appendix

The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.
MSCI High Dividend Yield Indexes
The MSCI High Dividend Yield Indexes exclude REITs. REITs have structurally very high dividend yield and, if included, would represent a very significant proportion of the MSCI High Dividend Yield Index. Also, typically, regulatory constraints restrict the inclusion of REITs in meaningful proportions in many institutional portfolios.
Each MSCI High Dividend Yield Index targets companies with high dividend income and quality characteristics and includes companies that have higher than average dividend yields that are both sustainable and persistent. Index construction starts with a dividend screening process: only securities with a track record of consistent dividend payments over the previous four years and with the capacity to sustain dividend payouts into the future are eligible index constituents. A determination by MSCI that an issuer has the capacity to sustain dividends into the future is no guarantee that such issuer will continue to distribute dividends. Securities are also screened based on certain “quality” factors such as return on equity, earnings variability, debt to equity, and on recent 12-month price performance. The goal is to exclude stocks with potentially deteriorating fundamentals that could be forced to cut or reduce dividends. From the list of eligible companies, only those with higher than average dividend yields are selected for inclusion in the index. Issuer weights are capped at 5%. Each MSCI High Dividend Yield Index is market cap weighted and rebalanced semi-annually in May and November.
MSCI High Dividend Yield Indexes consider the following:
■
Securities with zero or negative payout ratios are not considered for inclusion in the MSCI High Dividend Yield Indexes as they either do not pay dividends or have negative earnings which may put their future dividend payments at risk. Additionally, securities with an extremely high payout ratio, which occurs when earnings are low relative to dividends and may also indicate that the dividend payment might not be sustainable in the future, are also not considered for inclusion in the MSCI High Dividend Yield Indexes. Under this screen, securities with extremely high payout ratios, defined to be the top 5% of securities by number within the universe of securities with positive payout, are not considered eligible for inclusion in the index. The use of a relative payout ratio screen ensures that the companies at most relative risk of dividend cuts are excluded irrespective of the absolute level of the payout.
■
Securities with a negative five-year dividend per share (“DPS”) growth are also excluded from the MSCI High Dividend Yield Indexes as their dividend growth is shrinking which could be a precursor to lower dividends. In addition, securities ranked in the bottom 5% of the universe of securities with negative one-year price performance are excluded from the MSCI High Dividend Yield Indexes.
Securities that have passed the above two screens are then considered for inclusion in the MSCI High Dividend Yield Indexes. Only securities with a dividend yield greater than or equal to 1.3 times the dividend yield of the Parent Index are included in the MSCI High Dividend Yield Indexes. For example, MSCI compares the yield of a European security to the yield of the MSCI Europe Index to determine if it is eligible for inclusion in the MSCI Europe High Dividend Yield Index. By contrast, MSCI compares the yield of the same security to the yield of the MSCI World Index to determine if it is eligible for inclusion in the MSCI World High Dividend Yield Index.
Each MSCI High Dividend Yield Index is a free float adjusted market capitalization weighted index. The MSCI Hedged Indexes, which are the Funds’ Underlying Indexes, are currency-hedged versions of the respective MSCI High Dividend Yield Indexes.
NASDAQ Indexes
The NASDAQ Eurozone Large Mid Cap Index (the “NASDAQ Index”) is calculated and maintained by Nasdaq Global Indexes (“Index Provider” or “Nasdaq”). The NASDAQ Indexes are float adjusted market capitalization-weighted indexes.
Defining the Equity Universe. The selection universe for the NASDAQ Indexes is defined by the constituents of the NASDAQ Global Index (the “Global Index”). The Global Index covers approximately 9,000 large-, mid- and small- capitalization securities which are weighted according to their free float adjusted market capitalization. The Global Index does not overlap, meaning that all individual securities can only be assigned to one country, one size segment and one sector.
To be initially eligible for inclusion in the NASDAQ Global Index, an index security must meet the following criteria:
■
The index security must have been traded for at least three months on an index eligible global stock exchange;
Prospectus October 1, 2021	199	Appendix

■
Security types generally eligible for inclusion include common stocks, ordinary shares, depositary receipts, shares of beneficial interest of REITs and preferred shares. Security types generally not included include closed-end funds, convertible debentures, exchange- traded funds, limited partnership interests, preferred stock, rights, shares of limited liability companies, warrants and other derivative securities;
■
Must have a minimum worldwide market capitalization of US $150 million;
■
Must have a minimum three month average daily trading volume of US $100,000;
■
Must have a minimum free float percentage of at least 20%. A security with a free float percentage of less than 20% but greater than 5% will be eligible for inclusion as long as its free float adjusted market capitalization weight within its country is greater than 5% of the aggregate weight of the country;
■
The security must have been traded for at least three months on an index eligible stock exchange;
■
The security must be within a country classified as developed or emerging markets; and
■
The security may not be issued by an issuer currently in bankruptcy proceedings.
The NASDAQ Developed Markets Index is a subset of the NASDAQ Global Index and is comprised of the indexes of 25 countries designated as developed markets by the Index Provider. In order to qualify for inclusion in the developed markets segment, a country must meet the following quantitative criteria:
■
Must have a gross national income per capita of US $20,000 or higher for three consecutive years;
■
Must have a market capitalization of US $30 billion or higher;
■
Volume, or total annual turnover, must be US $10 billion or higher;
■
Must have a minimum free float percentage of at least 45%; and
■
Must have at least 10 index securities that qualify for inclusion in the index.
Each eligible index security is then assigned by Nasdaq to a country which will govern its inclusion into a country, sub-region, region and segment index based on three categories:
(i)
the index security’s country of incorporation;
(ii)
the index security’s country of domicile; and
(iii)
the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country.
At each semi-annual evaluation in March and September, Nasdaq divides the indices into large cap, mid cap, large mid cap and small cap segments based on cumulative market capitalization weight. Nasdaq utilizes a top-down approach to assign the index securities into the respective size indexes. The large mid cap index includes index securities with a market capitalization in the top 90% of the NASDAQ Global Index market capitalization.
Maintaining the Equity Universe. The NASDAQ Indexes are evaluated semi-annually in March and September to allow for continued and correct representation of the changing global equity markets.
JPX-Nikkei 400 Index
In order to be eligible for inclusion in the JPX-Nikkei 400 Index, equity securities must meet the following criteria:
(1)
Must have been listed on the following sections of Tokyo Stock Exchange (“TSE”) for at least three years: the 1st section, the 2nd section, Mothers or JASDAQ;
(2)
Generally, must be common stocks (non-common stocks may be included in the eligible constituents if they are regarded as equivalent to common stocks and their inclusion is deemed particularly necessary by the Index Providers);
(3)
Must have more assets than liabilities for the last three fiscal years;
(4)
Must have no operating or overall deficit in the last three fiscal years;
(5)
No notes to the going concern assumption in the company’s financial statements, and must not have a statement that there is a significant insufficiency or not possible to release appraisal of internal controls in the company’s internal control report;
(6)
Are not designated as a security to be de-listed or a security on alert; and
(7)
In the past year, must not have been subject to
(a)
public announcement measures1, (b) request for improvement reports for public inspection, or (c) payment of a penalty for violation of the listing agreement.
The top 1,000 companies that meet the above criteria, ranked by market capitalization, will be selected based on trading volume during the past three years and current market capitalization as of the base date for selection (typically the last business day of June). The top 1,000 securities by market capitalization shall be selected in descending order out of the
Prospectus October 1, 2021	200	Appendix

1,200 securities with the highest trading value in the three years since the base date (such 1,200 securities being the “Selection Pool”). In cases where less than 1,000 securities are eligible to be selected per this method, the remaining securities shall be selected by taking the remaining securities in the Selection Pool that have the highest market capitalization on the base date.
The 1,000 securities selected are then scored according to the ranking of the following three items (i.e., first will be allocated 1,000 points and last will be allocated one point). An overall score is then determined by aggregating those ranking scores with the following weights:
(1)
Three year return on equity: 40%;
(2)
Three year cumulative operating profit: 40%; and
(3)
Market capitalization on the selection date: 20%.
The 400 highest scoring securities will then be selected as constituents of the Underlying Index and weighted according to free float (i.e., the amount available for trading) market capitalization. No one Underlying Index component may comprise more than 1.5% of the Underlying Index as of the base date. The Underlying Index is rebalanced annually in August.
The Underlying Index is a total return index. A total return index calculates the performance of the index constituents on the basis that any dividends or distributions are reinvested.
Disclaimers
THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Prospectus October 1, 2021	201	Appendix

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
(This information applies to Xtrackers Japan JPX-Nikkei 400 Equity ETF only)
The “JPX-Nikkei Index 400“ is a copyrightable work calculated using a methodology independently developed by Tokyo Stock Exchange, Inc. (hereinafter referred to as “TSE”) and Nikkei Inc. (hereinafter referred to as “Nikkei”). TSE and Nikkei jointly own copyrights and any other intellectual property rights subsisting in “JPX-Nikkei Index 400” itself and the methodology to calculate the “JPX-Nikkei Index 400”. Xtrackers Japan JPX-Nikkei 400 Equity ETF is not in any way sponsored, endorsed or promoted by TSE and Nikkei. TSE and Nikkei do not make any warranty or representation. TSE and Nikkei have no obligation to publish the “JPX-Nikkei Index 400” continuously and shall not be liable for any errors, delays or suspensions of the publication of the “JPX-Nikkei Index 400.”
Shares of Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of the Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Product(s) are not sponsored, endorsed, sold or promoted by NASDAQ, Inc. (“NASDAQ”) or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of each Underlying Index to track general stock market performance. The Corporations’ only relationship to each fund (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of each Underlying Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating each Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Prospectus October 1, 2021	202	Appendix

Shares of Xtrackers Eurozone Equity ETF are not sponsored, endorsed or promoted by Cboe. Cboe makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of their Underlying Indexes or the ability of the Underlying Indexes to track stock market performance.
Cboe is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
Cboe does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Cboe makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Cboe have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Indexes or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2021	203	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund are available on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/21) EQUITY-1

Prospectus
October 1, 2021

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Cboe BZX Exchange, Inc.: ESHY

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Cboe BZX Exchange, Inc.: ESCR
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

Ticker: ESHY	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects.
The Underlying Index uses the J.P. Morgan DM High Yield USD Index as its parent index before implementing ESG considerations. Each issuer within the parent index is given an ESG score and assigned to a quintile based on that score. All issuers within the lowest quintile are removed from consideration for the Underlying Index, and the remainder are either weighted up or down based on which quintile they were scored in, with the best performers being weighted more heavily, and the remaining lower scoring issuers being weighted more lightly.
Prospectus October 1, 2021	1	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

The Index Provider obtains ESG factor valuations for each issuer in the parent index from RepRisk and Sustainalytics, which are investment research providers dedicated to responsible investing and ESG research. These ESG factor valuations are obtained from each provider and translated by the Index Provider to a range of 0 – 100, with 100 being the best possible score. The Index Provider’s finalized ESG score for each issuer incorporates a 3-month rolling average of the scores from each individual provider. The Index Provider calculates ESG scores daily.
In addition, if an instrument is categorized as “green” by the Climate Bond Initiative (“CBI”) under the criteria used by the CBI to certify bonds as being closely linked with green and climate friendly assets or projects, the security will be upgraded one quintile from the quintile to which it originally was assigned. Issuers involved in thermal coal, tobacco, weapons, oil sands or UN Global Compact principle violation are excluded from the index regardless of their ESG score.
The Underlying Index consists of fixed rate bonds, floating rate bonds, hybrid bonds, step-up bonds (securities that pay an initial interest rate but also have a feature where the rate increases at periodic intervals), payment-in-kind (“PIK”) bonds, toggle bonds (PIK bonds where the issuer has an option to defer an interest payment by paying an increased coupon in the future), amortizer bonds (bonds where the principal on the debt is paid down regularly), perpetual bonds (a bond with no maturity date), Sukuk bonds (Islamic financial certificates) and all subordinated financial bonds excluding AT1 bonds (a category of bonds issued by banks designed to absorb losses if the bank’s equity capital dips below a certain threshold), structured bonds, credit enhanced bonds, and securities issued by sovereign and quasi-sovereign entities (bonds issued by entities wholly-owned or guaranteed by the government). Additional exclusions include bonds with less than two years to maturity to enter the Underlying Index, less than six full months to maturity if already part of the Underlying Index and have less than $250 million of minimum issue size. The Underling Index only includes eligible bonds issued by countries in developed markets which currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Luxembourg, Malta, Netherlands, Puerto Rico, Spain, Sweden, the United Kingdom, and the United States.
Inclusion in the Underlying Index is limited to USD denominated high yield securities of developed market issuers. Credit rating will be determined based on the following rules: (i) the middle rating of the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch Investors Services, Inc. (“Fitch”); (ii) the lower rating when two ratings are available; and (iii) the sole rating when only one rating is provided. Under normal circumstances, the Underlying Index is rebalanced on a monthly basis. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
As of July 30, 2021, the Underlying Index was comprised of 1,959 bonds issued by 863 different issuers, with an average market capitalization of approximately $492 million (calculated based on number of bonds in Underlying Index) and a minimum market capitalization of approximately $39 million (calculated based on number of bonds in Underlying Index). As of July 30, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (89.7%). The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated high yield by credit rating agencies (e.g., S&P rating below BBB-). In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 30, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer (21.6%) sector. The consumer sector includes apparel/textiles, consumer products, diversified services (consumer/business solutions), food and beverage producers, food and beverage retail (restaurants), gaming/lodging/leisure, internet/ecommerce, non-food retail/specialty retail, supermarkets and retail pharmacy, and tobacco. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund is not sponsored, endorsed, or promoted by J.P. Morgan Chase & Co., and J.P. Morgan Chase & Co. bears no liability with respect to any index on which the fund is based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Prospectus October 1, 2021
2
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus.
The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on publicly available information and/or provided by the companies themselves and such information may be unavailable or unreliable. For those reasons, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer sector risk. To the extent that the fund invests significantly in the consumer sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer sector. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be
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deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying
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and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Restricted securities/Rule 144A securities risk. The fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
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Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent
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limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to May 12, 2020, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to May 12, 2020 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	8.26%	June 30, 2020
Worst Quarter	-16.42%	March 31, 2020
Year-to-Date	3.43%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
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Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	3/3/2015	1.13	5.73	3.20
After tax on distribu- tions		-1.37	3.09	0.62
After tax on distribu- tions and sale of fund shares		0.56	3.22	1.26
J.P. Morgan ESG DM Corporate High Yield USD Index (reflects no deductions for fees, expenses or taxes)		-0.41	4.68	2.51
J.P. Morgan DM Corpo- rate High Yield Index (reflects no deductions for fees, expenses or taxes)		6.52	8.57	5.90
Effective May 12, 2020, the fund changed its underlying index to the JP Morgan ESG DM Corporate High Yield USD Index from the Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index. Returns shown above for the JP Morgan ESG DM Corporate High Yield USD Index prior to May 12, 2020 reflect the performance of the Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of
50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Bloomberg US Investment Grade Corporate ESG ETF

Ticker: ESCR	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Other Expenses	None
Total annual fund operating expenses	0.15
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. The Underlying Index uses the Bloomberg US Corporate Index as its parent index, and then via the index methodology the following screens are implemented:
ESG criteria
■
Issuers with ESG scores lower than BBB are excluded from the Underlying Index, per MSCI’s ESG scoring methodology which Bloomberg uses for the Underlying Index);
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Controversies
■
These are controversies regarding the negative ESG impact of a company’s operations, product and services, as assessed by MSCI’s ESG Controversies monitoring system;
Specified business activities
■
These include adult entertainment, alcohol, gambling, tobacco, nuclear and controversial weapons, civilian firearms, nuclear power and genetically modified organisms.
Once all relevant companies are screened out, the remaining companies are included in the Underlying Index and are reweighted in a manner designed for the Underlying Index to approximate the properties of the parent index across three factors: sector, maturity and rating.
Currently, the bonds eligible for inclusion in the Underlying Index include US dollar-denominated corporate bonds that: (i) are rated investment-grade using the middle rating of Moody’s Investor Services, Inc. (“Moody's”), S&P Global Ratings (“S&P”), and Fitch Investors Services, Inc. (“Fitch”); (ii) have at least $300 million minimum par amount outstanding; and (iii) have at least one year to maturity. Under normal circumstances, the Underlying Index is rebalanced on a monthly basis. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
As of July 31, 2021, the Underlying Index was comprised of 4,498 bonds issued by 634 different issuers, with an average market capitalization of approximately $1.51 billion and a minimum market capitalization of approximately $228 million, from issuers in the following countries: Australia, Bermuda, Canada, Cayman Islands, Chile, China, Colombia, France, Germany, Guernsey, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, Spain, Sweden, Switzerland, the United Kingdom, and the United States. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (84.5%). The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated investment grade by credit rating agencies (e.g., S&P rating of BBB- or above). In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials sector (30.5%) and the consumer staples sector (16.3%). The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food, beverages and producers of non-durable household goods and personal products. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
“Bloomberg®” and Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by DBX Advisors LLC (the “Advisor”). Bloomberg is not affiliated with the Advisor, and Bloomberg does not approve, endorse, review, or recommend Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant
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adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on publicly available information and/or provided by the companies themselves and such information may be unavailable or unreliable. For those reasons, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The fund or the instruments in which the fund invests may be adversely affected by the phase out by,
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among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of lower rated investment grade bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
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Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
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Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
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Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to May 12, 2020, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to May 12, 2020 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	9.09%	June 30, 2020
Worst Quarter	-13.40%	March 31, 2020
Year-to-Date	-1.83%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	3/3/2015	-1.86	3.06	2.10
After tax on distribu- tions		-2.92	1.56	0.62
After tax on distribu- tions and sale of fund shares		-1.13	1.71	0.96
Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/ Maturity Neutral Index (reflects no deductions for fees, expenses or taxes)		-2.39	2.00	1.29
Bloomberg U.S. Aggre- gate Bond Index (reflects no deductions for fees, expenses or taxes)		7.51	4.44	3.75
Effective May 12, 2020, the fund changed its underlying index to the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index from the Solactive USD Investment Grade Bond – Interest Rate Hedged Index. Returns shown above for the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index prior to May 12, 2020 reflect the performance of the Solactive USD Investment Grade Bond – Interest Rate Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than
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NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Investment Objective
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects.
The Underlying Index uses the J.P. Morgan DM High Yield USD Index as its parent index before implementing ESG considerations. Each issuer within the parent index is given an ESG score and assigned to a quintile based on that score. All issuers within the lowest quintile are removed from consideration for the Underlying Index, and the remainder are either weighted up or down based on which quintile they were scored in, with the best performers being weighted more heavily, and the remaining lower scoring issuers being weighted more lightly.
The Index Provider obtains ESG factor valuations for each issuer in the parent index from RepRisk and Sustainalytics, which are investment research providers dedicated to responsible investing and ESG research. These ESG factor valuations are obtained from each provider and translated by the Index Provider to a range of 0 – 100, with 100 being the best possible score. The Index Provider’s finalized ESG score for each issuer incorporates a 3-month rolling average of the scores from each individual provider. The Index Provider calculates ESG scores daily.
In addition, if an instrument is categorized as “green” by the Climate Bond Initiative (“CBI”) under the criteria used by the CBI to certify bonds as being closely linked with green and climate friendly assets or projects, the security will be upgraded one quintile from the quintile to which it originally was assigned. Issuers involved in thermal coal, tobacco, weapons, oil sands or UN Global Compact principle violation are excluded from the index regardless of their ESG score.
The Underlying Index consists of fixed rate bonds, floating rate bonds, hybrid bonds, step-up bonds (securities that pay an initial interest rate but also have a feature where the rate increases at periodic intervals), payment-in-kind (“PIK”) bonds, toggle bonds (PIK bonds where the issuer has an option to defer an interest payment by paying an increased coupon in the future), amortizer bonds (bonds where the principal on the debt is paid down regularly), perpetual bonds (a bond with no maturity date), Sukuk bonds (Islamic financial certificates) and all subordinated financial bonds excluding AT1 bonds (a category of bonds issued by banks designed to absorb losses if the bank’s equity capital dips below a certain threshold), structured bonds, credit enhanced bonds, and securities issued by sovereign and quasi-sovereign entities (bonds issued by entities wholly-owned or guaranteed by the government). Additional exclusions include bonds with less than two years to maturity to enter the Underlying Index, less than six full months to maturity if already part of the Underlying Index and have less than $250 million of minimum issue size. The Underling Index only includes eligible bonds issued by countries in developed markets which currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Luxembourg, Malta, Netherlands, Puerto Rico, Spain, Sweden, the United Kingdom, and the United States.
Inclusion in the Underlying Index is limited to USD denominated high yield securities of developed market issuers. Credit rating will be determined based on the following rules: (i) the middle rating of the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch Investors Services, Inc. (“Fitch”); (ii) the lower rating
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when two ratings are available; and (iii) the sole rating when only one rating is provided. Under normal circumstances, the Underlying Index is rebalanced on a monthly basis. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
As of July 30, 2021, the Underlying Index was comprised of 1,959 bonds issued by 863 different issuers, with an average market capitalization of approximately $492 million (calculated based on number of bonds in Underlying Index) and a minimum market capitalization of approximately $39 million (calculated based on number of bonds in Underlying Index). As of July 30, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (89.7%). The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated high yield by credit rating agencies (e.g., S&P rating below BBB-). In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 30, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer (21.6%) sector. The consumer sector includes apparel/textiles, consumer products, diversified services (consumer/business solutions), food and beverage producers, food and beverage retail (restaurants), gaming/lodging/leisure, internet/ecommerce, non-food retail/specialty retail, supermarkets and retail pharmacy, and tobacco. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund is not sponsored, endorsed, or promoted by J.P. Morgan Chase & Co., and J.P. Morgan Chase & Co. bears no liability with respect to any index on which such funds are based. The accuracy, completeness or relevance of the information which has been obtained from external sources cannot be guaranteed, although it has been obtained from sources reasonably believed to be reliable. Subject to any applicable law, J.P. Morgan Chase & Co. shall not assume any liability in this respect. The index described herein is a proprietary J.P. Morgan index.
The prospectus contains a detailed description of the limited relationship that J.P. Morgan Chase & Co. has with DBX Advisors LLC and the fund.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
J.P. Morgan ESG DM Corporate High Yield USD Index
Number of Components: approximately 1,959
Index Description. The J.P. Morgan ESG DM Corporate High Yield USD Index applies environmental, social and governance (“ESG”) considerations to its broader parent index, the J.P. Morgan DM High Yield USD Index.
The Underlying Index is calculated and maintained by J.P. Morgan Chase & Co. (“Index Provider” or “J.P. Morgan”). The Underlying Index is part of the J.P. Morgan ESG suite of indexes (the “JESG Indexes”) and integrates ESG scores with screens for both positive/best-in-class and negative factors, including the exclusion of controversial sectors and UN Global Compact (“UNGC”) violators. Under the JESG Index methodology, including for the Underlying Index, the Index Provider obtains ESG factor valuations for each issuer in the parent index from RepRisk and Sustainalytics, which are investment research providers dedicated to responsible investing and ESG research. These ESG factor valuations are obtained from each provider and translated by the Index Provider to a range of 0 – 100, with 100 being the best possible score. The Index Provider’s finalized ESG score (“JESG Score”)
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for each issuer incorporates a 3-month rolling average of the scores from each individual provider. The Index Provider calculates JESG Scores daily.
All available issuer ESG factor valuations from RepRisk and Sustainalytics are used in the Underlying Index calculations. If, however, a corporate issuer in the parent index is not covered by either of those ESG factor valuation input providers, then the industry sector average of each provider is used to calculate an industry sector average ESG factor valuation to be used as a proxy. If a corporate issuer in the parent index is only covered by one of those input ESG factor valuation providers, the Index Provider uses the factor valuation from the covering data provider is averaged with the industry sector average value from the remaining provider to calculate the JESG Score.
Each issuer in the Underlying Index is bucketed into one of five quintiles (or “bands”) corresponding to its JESG Score.
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Band 1 = JESG Score equal to or greater than 80
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Band 2 = JESG Score equal to or greater than 60, less than 80
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Band 3 = JESG Score equal to or greater than 40, less than 60
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Band 4 = JESG Score equal to or greater than 20, less than 40
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Band 5 = JESG Score less than 20
Issuers with better overall ESG scores are assigned larger weights compared to the parent index. Issuers with JESG scores less than 20 are excluded and are not eligible for 12 months once excluded. Additionally, issuers with derived revenue from thermal coal, tobacco and weapons sectors are excluded. Issuers violating UNGC principles are also excluded.
If an instrument is categorized as “green” by the Climate Bond Initiative (“CBI”) under the criteria used by the CBI to certify bonds as being closely linked with green and climate friendly assets or projects, the security will be upgraded one quintile from the band to which it originally was assigned. Green bonds from excluded issuers are also not eligible for inclusion.
Additional Information about the Underlying Index
J.P. Morgan Chase & Co (“J.P. Morgan” or the “Index Provider”). J.P. Morgan serves as the Index Administrator and Calculation Agent for the Underlying Index.
All instruments which meet the above requirements are included in the Underlying Index. The composition of the Underlying Index is ordinarily rebalanced on the last business day of each month, though certain additions to or removals from the Underlying Index, as well as certain band movements on the part of Underlying Index components, are effected on a quarterly basis as set forth herein. On rebalance day, new bonds that settle on or before rebalance day and meet all index eligible criteria will enter the index at the close of business.
In addition, bonds that fail to comply with the index criteria will be removed at the rebalancing, and full or partial calls, taps or buybacks will also be reflected at that time.
If an issuer is eligible for inclusion into or exclusion from the Underlying Index, the action will take place on the quarterly rebalance date for the band changes, following a one-month lag for the scores. Once an issuer is removed because its score no longer meets the index score requirement, the issuer is no longer eligible for inclusion for 12 months. New instruments which meet the eligibility requirements are generally added to the Underlying Index at that month’s rebalancing date if the settlement date of such instruments falls on or before the month-end rebalance date.
If an issuer is eligible for a different band than the one it is currently in, it will be moved to the new quintile on the quarterly rebalance date, following a one-month lag for the scores. As per index rules, the promotion or demotion into or out of each quintile will also impact green bonds issued by the respective issuer.
Issuers with an index rating transitioning from investment grade to high yield that meet all other index eligibility rules are added to the index on the last business day of the month-end following the credit rating bucket change from investment grade to high yield. Issuers with an index rating transitioning from high yield to investment grade will exit the index at the coming month-end rebalance following the credit rating bucket change up to and including T-1 business day of the month.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
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Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on publicly available information and/or provided by the companies themselves and such information may be unavailable or unreliable. For those reasons, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer sector risk. To the extent that the fund invests significantly in the consumer sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer sector. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
High yield securities risk. Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Even if an established secondary market exists, less active markets may diminish the fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.
Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility, which is generally associated more with investments in stocks. High yield debt instruments may be more
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sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the fund’s performance.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value
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of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Restricted securities/Rule 144A securities risk. The fund may invest its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against
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such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that
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they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market,
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which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing may decrease counterparty risk and potentially increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar un-cleared swap. Regulators, however, have begun adopting rules imposing certain margin requirements, including minimums, on un-cleared swaps which, for certain instruments, has reduced the distinction.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks
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discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Investment Objective
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. The Underlying Index uses the Bloomberg US Corporate Index as its parent index, and then via the index methodology the following screens are implemented:
ESG criteria
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Issuers with ESG scores lower than BBB are excluded from the Underlying Index, per MSCI’s ESG scoring methodology which Bloomberg uses for the Underlying Index);
Controversies
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These are controversies regarding the negative ESG impact of a company’s operations, product and services, as assessed by MSCI’s ESG Controversies monitoring system;
Specified business activities
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These include adult entertainment, alcohol, gambling, tobacco, nuclear and controversial weapons, civilian firearms, nuclear power and genetically modified organisms.
Once all relevant companies are screened out, the remaining companies are included in the Underlying Index and are reweighted in a manner designed for the Underlying Index to approximate the properties of the parent index across three factors: sector, maturity and rating.
Currently, the bonds eligible for inclusion in the Underlying Index include US dollar-denominated corporate bonds that: (i) are rated investment-grade using the middle rating of Moody’s Investor Services, Inc. (“Moody's”), S&P Global Ratings (“S&P”), and Fitch Investors Services, Inc. (“Fitch”); (ii) have at least $300 million minimum par amount outstanding; and (iii) have at least one year to maturity. Under normal circumstances, the Underlying Index is rebalanced on a monthly basis. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
As of July 31, 2021, the Underlying Index was comprised of 4,498 bonds issued by 634 different issuers, with an average market capitalization of approximately $1.51 billion and a minimum market capitalization of approximately $228 million, from issuers in the following countries: Australia, Bermuda, Canada, Cayman Islands, Chile, China, Colombia, France, Germany, Guernsey, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, Spain, Sweden, Switzerland, the United Kingdom, and the United States. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (84.5%). The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated investment grade by credit rating agencies (e.g., S&P rating of BBB- or above). In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is
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concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials sector (30.5%) and the consumer staples sector (16.3%). The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food, beverages and producers of non-durable household goods and personal products. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
“Bloomberg®” and Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by DBX Advisors LLC (the “Advisor”). Bloomberg is not affiliated with the Advisor, and Bloomberg does not approve, endorse, review, or recommend Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index
Number of Components: approximately 4,498
Index Description. The Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is a US dollar-denominated benchmark index that measures the investment grade, fixed-rate, taxable corporate bond market while maintaining similar sector, credit and maturity profiles to the Bloomberg US Corporate Index.
The Underlying Index is calculated and maintained by Bloomberg Index Services Limited (“Bloomberg”) in partnership with MSCI ESG Research. The Underlying Index includes only issuers with at least a BBB ESG rating, as defined by MSCI ESG Ratings, and excludes issuers with substantial revenue derived from sectors with lower ESG scores, such as adult entertainment, alcohol, gambling, tobacco, controversial military weapons, civilian firearms, nuclear power, and genetically modified organisms (GMOs).
The Underlying Index includes only USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Bloomberg conducts its negative business involvement screening for the Underlying Index according to the following criteria:
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Adult Entertainment. All issuers classified as adult entertainment producers that earn more than 5% in revenue, or more than $500 million in revenue, from adult entertainment materials are excluded from the Underlying Index.
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Alcohol. All issuers that are classified as alcohol producers that earn more than 5% in revenue, or more than $500 million in revenue, from alcohol-related products are excluded from the Underlying Index.
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Gambling. All issuers that are classified as involved in gambling operations or support that earn more than 5% in revenue, or more than $500 million in revenue, from gambling-related activities are excluded from the Underlying Index.
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Tobacco. All issuers that are classified as tobacco producers or distributors, retailers, or suppliers that derive 15% or more of their revenue from tobacco-related products are excluded from the Underlying Index.
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Military Weapons. All issuers that either i) are classified as involved in manufacturing of nuclear weapons, nuclear weapons components, chemical and biological weapons components, or depleted uranium weapons or ii) earn more than 5% in revenue, or more than $500 million, from manufacturing conventional weapons, conventional weapons components, or conventional weapons support systems and services are excluded from the Underlying Index.
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Civilian Firearms. All issuers that are classified as civilian firearms producers or retailers that derive 5% or more of their revenue, or more than $20 million in revenue, from civilian firearms-related products are excluded from the Underlying Index.
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Nuclear Power. All issuers that either i) are classified as nuclear utilities or involved in uranium mining, designing nuclear reactors, or enrichment of fuel for nuclear reactors or ii) earn 15% or more revenues as a supplier to the nuclear power industry are excluded from the Underlying Index.
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Genetically Modified Organisms. All companies that derive any revenue from activities like genetically modifying plants, such as seeds and crops, and other organisms intended for agricultural use or human consumption (but not companies only involved in GMO Research & Development activities) are excluded from the Underlying Index.
The Underlying Index also excludes all issuers involved in one or more severe ESG Controversies. MSCI’s ESG Controversies monitoring system provides assessments of controversies concerning the negative ESG impact of company operations, products and services, using an evaluation framework designed to be consistent with international norms represented by the UN Declaration of Human Rights, the ILO Declaration on Fundamental Principles and Rights at Work, and the UN Global Compact.
Additional Information about the Underlying Index
Bloomberg serves as the Index Administrator and Calculation Agent for the Underlying Index.
The composition of the Underlying Index is rebalanced on the last business day of each month. For each Bloomberg index, Bloomberg maintains two “universes” of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the rebalancing date, the composition of the latest Projected Universe becomes the Returns Universe for the following month.
Over the course of a month, indicative changes to securities (such as credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in both the Projected and
Returns Universe of the index. Such changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but any such changes would only affect the composition of the Returns Universe at month-end, when the index is next rebalanced.
At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding. Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates.
With respect to new issues, qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries,
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economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on publicly available information and/or provided by the companies themselves and such information may be unavailable or unreliable. For those reasons, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
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Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
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could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the
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fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing
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of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing may decrease counterparty risk and potentially increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar un-cleared swap. Regulators, however, have begun adopting rules imposing certain margin requirements, including minimums, on un-cleared swaps which, for certain instruments, has reduced the distinction.
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Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policy of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policy require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund which can only be changed with shareholder approval are set forth in the SAI.
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Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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Xtrackers Bloomberg US Investment Grade Corporate ESG ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The top holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $22.9 billion in 35 operational exchange-traded funds, as of August 31, 2021.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	0.20%
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	0.15%
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in each fund's annual report for the annual period ended May 31, 2021. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to
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disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BSBA in Finance, University of Arizona.
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BSBA in Finance, University of Arizona.
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Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Until January 19, 2022, such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of an SEC exemptive order issued to the Trust, which includes a requirement that such registered investment companies enter into an agreement with the Trust. Effective January 19, 2022, the Trust's SEC exemptive order will be rescinded by SEC action and an investment in a fund by a registered investment company beyond the applicable limitations imposed by the 1940 Act must comply with the requirements of a new rule enacted by the SEC, Rule 12d1-4 under the 1940 Act.
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Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	ESHY	Cboe BZX Exchange, Inc.
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	ESCR	Cboe BZX Exchange, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of a fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available and money market securities maturing in 60 days or less are valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective markets (including the respective international local markets).
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that
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the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect a fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a fund and a designated amount of cash. Each fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	$500
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$500
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by each fund. Distributions of net realized capital gains, if any, generally
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are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than tax-exempt interest and qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the fund’s shares. Distributions by the fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholder’s distributions from the fund.
Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Given the investment strategies of the funds, it is not anticipated that a significant portion of the dividends paid by the funds will be eligible to be reported as qualified dividend income (with respect to an individual or other non-corporate shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).
Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund.
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Investing in the Funds

Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a fund at the close of a year consist of non-US stocks or securities, the fund may “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or a credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions (including exempt-interest dividends) and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures
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Investing in the Funds

reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on Cboe at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund during the past calendar year can be found at Xtrackers.com.
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Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Report as of May 31, 2020 and for the fiscal period then ended (see “For More Information” on the back cover).
Effective May 12, 2020, Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF changed its name to Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF.
Effective May 12, 2020, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF changed its name to Xtrackers Bloomberg Barclays US Investment Grade Corporate ETF. Effective August 24, 2021, Xtrackers Bloomberg Barclays US Investment Grade Corporate ETF changed its name to Xtrackers Bloomberg US Investment Grade Corporate ETF.
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$19.55	$21.72	$22.68	$23.42	$22.23
Income (loss) from investment operations:
Net investment income (loss)[a]	1.23	1.26	1.32	1.27	1.17
Net realized and unrealized gain (loss)	1.67	(2.19)	(0.82)	(0.53)	1.30
Total from investment operations	2.90	(0.93)	0.50	0.74	2.47
Less distributions from:
Net investment income	(1.25)	(1.24)	(1.46)	(1.48)	(1.28)
Total distributions	(1.25)	(1.24)	(1.46)	(1.48)	(1.28)
Net Asset Value, end of year	$21.20	$19.55	$21.72	$22.68	$23.42
Total Return (%)	15.22[b]	(4.58)[b]	2.18[b]	3.24[b]	11.40
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	17	19	7	3	11
Ratio of expenses before fee waiver (%)	0.20	0.33[c]	0.35[c]	0.35[c]	0.39
Ratio of expenses after fee waiver (%)	0.20	0.19[c]	0.14[c]	0.33[c]	0.39
Ratio of net investment income (loss) (%)	5.94	6.06	5.91	5.47	5.08
Portfolio turnover rate (%)[d]	56	113	19	50	33
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
d
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	44	Financial Highlights

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$22.02	$23.04	$23.84	$24.09	$23.79
Income (loss) from investment operations:
Net investment income (loss)[a]	0.53	0.73	0.83	0.78	0.73
Net realized and unrealized gain (loss)	(0.10)[b]	(0.98)[b]	(0.32)	(0.28)	0.39
Total from investment operations	0.43	(0.25)	0.51	0.50	1.12
Less distributions from:
Net investment income	(0.52)	(0.77)	(0.83)	(0.75)	(0.82)
Net realized gains	—	—	(0.48)	—	—
Total distributions	(0.52)	(0.77)	(1.31)	(0.75)	(0.82)
Net Asset Value, end of year	$21.93	$22.02	$23.04	$23.84	$24.09
Total Return (%)	1.95[c]	(1.16)[c]	2.28[c]	2.05	4.79
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	8	10	7	10	6
Ratio of expenses before fee waiver (%)	0.15	0.24	0.25	0.25	0.25
Ratio of expenses after fee waiver (%)	0.15	0.24	0.25	0.25	0.25
Ratio of net investment income (loss) (%)	2.34	3.18	3.53	3.22	3.04
Portfolio turnover rate (%)[d]	29	57	25	33	26
a
Based on average shares outstanding during the period.
b
Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
c
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	45	Financial Highlights

Appendix
Index Providers and Licenses
Bloomberg is the Index Provider for the Xtrackers Bloomberg US Investment Grade Corporate ESG ETF. Bloomberg is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
J.P. Morgan Chase & Co. is the Index Provider for Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF. J.P. Morgan Chase & Co. is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with Bloomberg and J.P. Morgan Chase & Co. to use each Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of a fund.
Disclaimers
“Bloomberg®” and Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by DBX Advisors LLC (the “Advisor”).
The Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to the Advisor is the licensing of certain trademarks, trade names and service marks of the Index, which is determined, composed and calculated by BISL without regard to the Advisor or the Fund. Bloomberg has no obligation to take the needs of the Advisor or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR THE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (the “Financial Product”) is not in any way sponsored, sold or promoted by J.P. Morgan Chase & Co and/or any of its affiliates (collectively “J.P. Morgan”). The index described herein is a proprietary J.P. Morgan index. J.P. Morgan is not responsible for, nor has it participated in, any aspect of the structuring of any attribute of the Financial Product, the determination of the timing of the offering of the Financial Product, the pricing of the Financial Product, or in the manner of operation of the Financial Product. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Financial Product. All information provided
Prospectus October 1, 2021	46	Appendix

herein regarding the J.P. Morgan index (the “Index”), including without limitation, the levels of the Index, is provided for informational purposes only. J.P. Morgan does not warrant the completeness or accuracy of the Index and/or the completeness or accuracy or any other information furnished in connection with the Index. The Index is the exclusive property of J.P. Morgan and J.P. Morgan retains all property rights therein. Nothing herein constitutes, or forms part of, an offer or solicitation for the purchase or sale of any financial instrument, including of the Financial Product, or as an official confirmation of any transaction, or a valuation or price for the Index or the Financial Product. Nothing contained herein shall be construed as a J.P. Morgan recommendation to adopt any investment strategy or as legal, tax or accounting advice. J.P. Morgan makes no express or implied representations or warranties with respect to the Index and/or the Financial Product, including but not limited to regarding the advisability of investing in securities or financial products generally and/or the Financial Products specifically, or the advisability of the Index to track investment opportunities in the financial markets or otherwise achieve its objective. J.P. Morgan hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index and the Financial Product. J.P. Morgan has no obligation to take the needs of the issuer or sponsor of any Financial Product, any investor, counterparty or any other party into consideration in determining, composing or calculating the J.P. Morgan indexes. J.P. Morgan is not responsible for nor has participated in the determination of the timing of, prices at, or quantities of this Financial Product or in the determination or calculation of the equation by or the consideration into which this Financial Product is redeemable. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) to any person, including but not limited to, for any statements contained in any offering document or any other materials used to describe the Index and/or the Financial Product, any error in the pricing or otherwise, of the Index and/or the Financial Product and J.P. Morgan shall not be under any obligation to advise any person of any error therein.
The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by DBX Advisors LLC. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.
Shares of the funds are not sponsored, endorsed or promoted by Cboe BZX Exchange, Inc. (“Cboe”). Cboe makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of the J.P. Morgan ESG DM Corporate High Yield USD Index and the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index, respectively (an “Underlying Index”) or the ability of the Underlying Index to track stock market performance. Cboe is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
Cboe does not guarantee the accuracy and/ or the completeness of the Underlying Index or any data included therein. Cboe makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2021	47	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund are available on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/21) ESHY-ESCR-1

Prospectus
October 1, 2021

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Cboe BZX Exchange, Inc.: ESEB
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

Ticker: ESEB	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. Each issuer within the parent index is given an ESG score, and assigned to a quintile based on that score. All issuers within the lowest quintile are removed from consideration for the Underlying Index, and the remainder are either weighted up or down based on which quintile they were scored in; with the best performers being weighted more heavily, and the remaining lower scoring issuers being weighted more lightly. In addition, if an instrument is categorized as “green” by the Climate Bond Initiative (“CBI”) under the criteria used by the CBI to certify bonds as being closely
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linked with green and climate friendly assets or projects, the security will be upgraded one quintile from the quintile to which it originally was assigned.
The Index Provider obtains ESG factor valuations for each issuer in the parent index from RepRisk and Sustainalytics, which are investment research providers dedicated to responsible investing and ESG research. These ESG factor valuations are obtained from each provider and translated by the Index Provider to a range of 0 – 100, with 100 being the best possible score. The Index Provider’s finalized ESG score for each issuer incorporates a 3-month rolling average of the scores from each individual provider. The Index Provider calculates ESG scores daily.
The ESG criteria used to score each issuer in the parent index reflect their application to sovereign issuers, including environmental (e.g., access to water, energy sources and pollution) governance (e.g., corruption and political liberties), and social (e.g., education access and life expectancy). Sovereign issuers involved (defined as the government receiving revenue from direct involvement in those activities) in thermal coal, tobacco, weapons or UN Global Compact principle violations are excluded from the index regardless of their ESG score.
The Underlying Index consists of fixed and floating rate securities and capitalizing/amortizing bonds, excluding convertible and inflation-linked instruments, issued by emerging markets sovereign entities that (i) are denominated in US dollars; and (ii) have more than six full months to maturity if already part of the Underlying Index and two and half years to maturity upon entering the Underlying Index. The eligible countries are Argentina, Armenia, Azerbaijan, Bahrain, Barbados, Belarus, Belize, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Cote D'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Oman, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Serbia, Slovak Republic, South Africa, Sri Lanka, Suriname, Tajikistan, Trinidad and Tobago, Turkey, Ukraine, the United Arab Emirates, Uruguay, Uzbekistan, Vietnam, and Zambia. However, this universe of countries may change in accordance with the index provider’s determination of eligible emerging market countries as follows: countries whose gross national income (“GNI”) per capita is below the J.P. Morgan Index Income Ceiling (“IIC”) for three consecutive years or if the country’s purchasing power parity (“PPP”) is below the Index Provider’s Index PPP Ratio (“IPR”) threshold for three consecutive years, and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The instruments included in the Underlying Index may be rated investment grade or below investment grade (commonly referred to as “junk bonds”). The ratings assigned in the Underlying Index use the middle of three ratings from Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services and Fitch, Inc.; the lower of two ratings; or the single rating available. Under normal circumstances, the Underlying Index is rebalanced on a monthly basis. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
As of July 30, 2021, the Underlying Index was comprised of 561 bonds issued by 71 entities in 64 different countries, with an average market capitalization of approximately $672 million. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging markets sovereign bonds. In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund is not sponsored, endorsed, or promoted by J.P. Morgan Chase & Co., and J.P. Morgan Chase & Co. bears no liability with respect to any index on which the fund is based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional
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Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Sovereign debt risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage
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commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established
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secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.
Restricted securities/Rule 144A securities risk. The fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
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Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market
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events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to May 12, 2020, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to May 12, 2020 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	10.59%	June 30, 2020
Worst Quarter	-18.99%	March 31, 2020
Year-to-Date	-1.30%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
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	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	3/3/2015	-3.09	4.42	3.59
After tax on distribu- tions		-4.52	2.24	1.38
After tax on distribu- tions and sale of fund shares		-1.87	2.48	1.80
J.P. Morgan ESG EMBI Global Diversified Sovereign Index (reflects no deductions for fees, expenses or taxes)		-5.97	2.85	2.27
J.P. Morgan EMBI Global Diversified Sovereign Index (reflects no deductions for fees, expenses or taxes)		4.60	6.93	5.75
Effective May 12, 2020, the fund changed its underlying index to the JP Morgan ESG EMBI Global Diversified Sovereign Index from the Solactive USD Emerging Markets Bond – Interest Rate Hedged Index. Returns shown above for the JP Morgan ESG EMBI Global Diversified Sovereign Index prior to May 12, 2020 reflect the performance of the Solactive USD Emerging Markets Bond – Interest Rate Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Investment Objective
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. Each issuer within the parent index is given an ESG score, and assigned to a quintile based on that score. All issuers within the lowest quintile are removed from consideration for the Underlying Index, and the remainder are either weighted up or down based on which quintile they were scored in; with the best performers being weighted more heavily, and the remaining lower scoring issuers being weighted more lightly. In addition, if an instrument is categorized as “green” by the Climate Bond Initiative (“CBI”) under the criteria used by the CBI to certify bonds as being closely linked with green and climate friendly assets or projects, the security will be upgraded one quintile from the quintile to which it originally was assigned.
The Index Provider obtains ESG factor valuations for each issuer in the parent index from RepRisk and Sustainalytics, which are investment research providers dedicated to responsible investing and ESG research. These ESG factor valuations are obtained from each provider and translated by the Index Provider to a range of 0 – 100, with 100 being the best possible score. The Index Provider’s finalized ESG score for each issuer incorporates a 3-month rolling average of the scores from each individual provider. The Index Provider calculates ESG scores daily.
The ESG criteria used to score each issuer in the parent index reflect their application to sovereign issuers, including environmental (e.g., access to water, energy sources and pollution) governance (e.g., corruption and political liberties), and social (e.g., education access and life expectancy). Sovereign issuers involved (defined as the government receiving revenue from direct involvement in those activities) in thermal coal, tobacco, weapons or UN Global Compact principle violations are excluded from the index regardless of their ESG score.
The Underlying Index consists of fixed and floating rate securities and capitalizing/amortizing bonds, excluding convertible and inflation-linked instruments, issued by emerging markets sovereign entities that (i) are denominated in US dollars; and (ii) have more than six full months to maturity if already part of the Underlying Index and two and half years to maturity upon entering the Underlying Index. The eligible countries are Argentina, Armenia, Azerbaijan, Bahrain, Barbados, Belarus, Belize, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Cote D'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Oman, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Serbia, Slovak Republic, South Africa, Sri Lanka, Suriname, Tajikistan, Trinidad and Tobago, Turkey, Ukraine, the United Arab Emirates, Uruguay, Uzbekistan, Vietnam, and Zambia. However, this universe of countries may change in accordance with the index provider’s determination of eligible emerging market countries as follows: countries whose gross national income (“GNI”) per capita is below the J.P. Morgan Index Income Ceiling (“IIC”) for three consecutive years or if the country’s purchasing power parity (“PPP”) is below the Index Provider’s Index PPP Ratio (“IPR”) threshold for three consecutive years, and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The instruments included in the Underlying Index may be rated investment grade or below investment grade (commonly referred to as “junk bonds”).
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The ratings assigned in the Underlying Index use the middle of three ratings from Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services and Fitch, Inc.; the lower of two ratings; or the single rating available. Under normal circumstances, the Underlying Index is rebalanced on a monthly basis. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
As of July 30, 2021, the Underlying Index was comprised of 561 bonds issued by 71 entities in 64 different countries, with an average market capitalization of approximately $672 million. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging markets sovereign bonds. In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund is not sponsored, endorsed, or promoted by J.P. Morgan Chase & Co., and J.P. Morgan Chase & Co. bears no liability with respect to any index on which such funds are based. The accuracy, completeness or relevance of the information which has been obtained from external sources cannot be guaranteed, although it has been obtained from sources reasonably believed to be reliable. Subject to any applicable law, J.P. Morgan Chase & Co. shall not assume any liability in this respect. The index described herein is a proprietary J.P. Morgan index.
The prospectus contains a detailed description of the limited relationship that J.P. Morgan Chase & Co. has with DBX Advisors LLC and the fund.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
J.P. Morgan ESG EMBI Global Diversified Sovereign Index
Number of Components: approximately 561
Index Description. The J.P. Morgan ESG EMBI Global Diversified Sovereign Index applies environmental, social and governance (“ESG”) considerations to its broader parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index.
The Underlying Index is calculated and maintained by J.P. Morgan Chase & Co. (“Index Provider” or “J.P. Morgan”). The Underlying Index is part of the J.P. Morgan ESG suite of indexes (the “JESG Indexes”) and integrates ESG scores with screens for both positive/best-in-class and negative factors, including the exclusion of controversial sectors and UN Global Compact (“UNGC”) violators. Under the JESG Index methodology, including for the Underlying Index, the Index Provider obtains ESG factor valuations for each sovereign issuer in the parent index from RepRisk and Sustainalytics, which are investment research providers dedicated to responsible investing and ESG research. These ESG factor valuations are obtained from each provider and translated by the Index Provider to a range of 0 – 100, with 100 being the best possible score. The Index Provider’s finalized ESG score (“JESG Score”) for each sovereign issuer incorporates a 3-month rolling average of the scores from each individual provider. The Index Provider calculates JESG Scores daily.
All available sovereign issuer ESG factor valuations from RepRisk and Sustainalytics are used in the Underlying Index calculations. If, however, a sovereign issuer in the parent index is not covered by either of those input ESG factor valuation providers, then the regional average of
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each provider is used to calculate a regional average ESG factor valuation to be used as a proxy. If a sovereign issuer in the parent index is only covered by one of those ESG factor valuation input providers, the Index Provider uses the factor valuation from the covering data provider is averaged with the regional average value from the remaining provider to calculate the JESG Score. Only sovereign bonds are eligible for inclusion in the Underlying Index.
Each issuer in the Underlying Index is bucketed into one of five quintiles (or “bands”) corresponding to its JESG Score.
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Band 1 = JESG Score equal to or greater than 80
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Band 2 = JESG Score equal to or greater than 60, less than 80
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Band 3 = JESG Score equal to or greater than 40, less than 60
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Band 4 = JESG Score equal to or greater than 20, less than 40
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Band 5 = JESG Score less than 20
Issuers with better overall ESG scores are assigned larger weights compared to the parent index. Issuers with JESG scores less than 20 are excluded and are not eligible for 12 months once excluded. Additionally, issuers with derived revenue from thermal coal, tobacco and weapons sectors are excluded. Issuers violating UNGC principles are also excluded.
If an instrument is categorized as “green” by the Climate Bond Initiative (CBI), under the criteria used by the CBI to certify bonds as being closely linked with green and climate friendly assets or projects, the security will be upgraded one quintile from the band to which it originally was assigned. Green bonds from excluded issuers are also not eligible for inclusion.
Additional Information about the Underlying Index
JPMorgan Chase & Co (“J.P. Morgan” or the “Index Provider”). J.P. Morgan serves as the Index Administrator and Calculation Agent for the Underlying Index.
All instruments which meet the above requirements are included in the Underlying Index.
The composition of the Underlying Index is ordinarily rebalanced on the last business day of each month, though certain additions to or removals from the Underlying Index, as well as certain band movements on the part of Underlying Index components, are effected on a quarterly basis as set forth herein. If an issuer is eligible for inclusion into or exclusion from the Underlying Index, the action will take place on the quarterly rebalance date for the band changes, following a one-month lag for the scores. Once an issuer is removed because its score no longer meets the index score requirement, the issuer is no longer eligible for inclusion for 12 months. New instruments which meet the eligibility requirements are generally added to the Underlying Index at that month’s rebalancing if the settlement date of such instruments falls on or before the month-end rebalance date.
If an issuer is eligible for a different band than the one it is currently in, it will be moved to the new quintile on the quarterly rebalance date, following a one-month lag for the scores. As per index rules, the promotion or demotion into or out of each quintile will also impact green bonds issued by the respective issuer.
During each rebalancing, each index component is weighted pro rata according to its market capitalization.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
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The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Sovereign debt risk. Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the fund’s ability to obtain recourse may be limited.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility,(ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be
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held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries.
Settlement practices for transactions in foreign markets, particularly those in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield securities risk. Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Even if an established secondary market exists, less active markets may diminish the fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.
Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp
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volatility, which is generally associated more with investments in stocks. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the fund’s performance.
Restricted securities/Rule 144A securities risk. The fund may invest its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions
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could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in
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Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s
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service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Emerging markets sovereign debt risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, the fund may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which
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could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policy of the fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. The fund’s 80% investment policy require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of the fund which can only be changed with shareholder approval are set forth in the SAI.
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Because the fund seeks to track its Underlying Index, the fund does not invest defensively and the fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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The fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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The fund may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the fund’s status as a regulated investment company (“RIC”).
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From time to time a third party, the Advisor and/or its affiliates may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in the fund, may be required to redeem some or all of their ownership interests in the fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of the fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. For example, the fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The top holdings of the fund can be found at Xtrackers.com. Fund fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Fund
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
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Founded in 2010, the Advisor managed approximately $22.9 billion in 35 operational exchange-traded funds, as of August 31, 2021.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	0.35%
A discussion regarding the basis for the Board's approval of the fund’s Investment Advisory Agreement will be contained in the fund's annual report for the annual period ended May 31, 2021. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for the fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate the fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates the subadvisor out of its management fee.
Management
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BSBA in Finance, University of Arizona.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of the fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity and higher if the fund has little trading volume and market liquidity.
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by the fund’s shareholders. The Board noted that shares of the fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of
Creation Units directly with the fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the fund’s shares trade at or close to NAV. In addition, the fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the fund it is not necessary to adopt policies and procedures to detect and deter market timing of the fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Until January 19, 2022, such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of an SEC exemptive order issued to the Trust, which includes a requirement that such registered investment companies enter into an agreement with the Trust. Effective January 19, 2022, the Trust's SEC exemptive order will be rescinded by SEC action and an investment in a fund by a registered investment company beyond the applicable limitations imposed by the 1940 Act must comply with the requirements of a new rule enacted by the SEC, Rule 12d1-4 under the 1940 Act.
Shares of the fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers J.P. Morgan ESG Emerging – Markets Sovereign ETF	ESEB	Cboe BZX Exchange, Inc.
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Book Entry
Shares of the fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of the fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available and money market securities maturing in 60 days or less are valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such earlier times. The value of the Underlying Index will not be calculated and disseminated intra-day. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective markets (including the respective international local markets).
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the
Prospectus October 1, 2021
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Investing in the Fund

security. In addition, fair value pricing could result in a difference between the prices used to calculate the fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
The fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for the fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	$500
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by the fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from the fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
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Investing in the Fund

Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of the fund will be taxed. The US federal income tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from the fund’s net investment income (other than tax-exempt interest and qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by the fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the fund’s shares. Distributions by the fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholder’s distributions from the fund.
Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Given the investment strategies of the fund, it is not anticipated that a significant portion of the dividends paid by the fund will be eligible to be reported as qualified dividend income (with respect to an individual or other non-corporate shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).
Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund.
Dividends and interest received by the fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consist of non-US stocks or securities, the fund may “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or a credit in calculating your US federal income tax, subject in both cases to certain limitations.
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Investing in the Fund

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions (including exempt-interest dividends) and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for the fund will also sell shares of the fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of the fund traded on Cboe at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund during the past calendar year can be found at Xtrackers.com.
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Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Report as of May 31, 2021 (see “For More Information” on the back cover).
Effective May 12, 2020, Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF changed its name to Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF.
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$20.63	$23.10	$24.36	$24.91	$23.96
Income (loss) from investment operations:
Net investment income (loss)[a]	0.84	0.89	1.05	0.99	1.07
Net realized and unrealized gain (loss)	1.12	(2.37)	(0.29)	(0.48)	1.18
Total from investment operations	1.96	(1.48)	0.76	0.51	2.25
Less distributions from:
Net investment income	(0.81)	(0.99)	(1.04)	(1.02)	(1.30)
Net realized gains	—	—	(0.98)	(0.04)	—
Total distributions	(0.81)	(0.99)	(2.02)	(1.06)	(1.30)
Net Asset Value, end of year	$21.78	$20.63	$23.10	$24.36	$24.91
Total Return (%)	9.57[b]	(6.79)[b]	3.31[b]	2.03	9.61
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	30	14	7	9	6
Ratio of expenses before fee waiver (%)	0.35	0.44	0.45	0.45	0.47
Ratio of expenses after fee waiver (%)	0.35	0.44	0.45	0.45	0.47
Ratio of net investment income (loss) (%)	3.87	3.85	4.37	3.94	4.35
Portfolio turnover rate (%)[c]	35	26	31	48	35
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2021	26	Financial Highlights

Appendix
Index Providers and Licenses
J.P. Morgan Chase & Co. is the Index Provider for the fund. J.P. Morgan Chase & Co. is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with J.P. Morgan Chase & Co. to use the Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of the fund.
Disclaimers
The Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (the “Financial Product”) is not in any way sponsored, sold or promoted by J.P. Morgan Chase & Co and/or any of its affiliates (collectively “J.P. Morgan”). The index described herein is a proprietary J.P. Morgan index. J.P. Morgan is not responsible for, nor has it participated in, any aspect of the structuring of any attribute of the Financial Product, the determination of the timing of the offering of the Financial Product, the pricing of the Financial Product, or in the manner of operation of the Financial Product. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Financial Product. All information provided herein regarding the J.P. Morgan index (the “Index”), including without limitation, the levels of the Index, is provided for informational purposes only. J.P. Morgan does not warrant the completeness or accuracy of the Index and/or the completeness or accuracy or any other information furnished in connection with the Index. The Index is the exclusive property of J.P. Morgan and J.P. Morgan retains all property rights therein. Nothing herein constitutes, or forms part of, an offer or solicitation for the purchase or sale of any financial instrument, including of the Financial Product, or as an official confirmation of any transaction, or a valuation or price for the Index or the Financial Product. Nothing contained herein shall be construed as a J.P. Morgan recommendation to adopt any investment strategy or as legal, tax or accounting advice. J.P. Morgan makes no express or implied representations or warranties with respect to the Index and/or the Financial Product, including but not limited to regarding the advisability of investing in securities or financial products generally and/or the Financial Products specifically, or the advisability of the Index to track investment opportunities in the financial markets or otherwise achieve its objective. J.P. Morgan hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index and the Financial Product. J.P. Morgan has no obligation to take the needs of the issuer or sponsor of any Financial Product, any investor, counterparty or any other party into consideration in determining, composing or calculating the J.P. Morgan indexes. J.P. Morgan is not responsible for nor has participated in the determination of the timing of, prices at, or quantities of this Financial Product or in the determination or calculation of the equation by or the consideration into which this Financial Product is redeemable. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) to any person, including but not limited to, for any statements contained in any offering document or any other materials used to describe the Index and/or the Financial Product, any error in the pricing or otherwise, of the Index and/or the Financial Product and J.P. Morgan shall not be under any obligation to advise any person of any error therein.
The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by DBX Advisors LLC. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.
Prospectus October 1, 2021	27	Appendix

Shares of the fund are not sponsored, endorsed or promoted by Cboe BZX Exchange, Inc. (“Cboe”). Cboe makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (an “Underlying Index”) or the ability of the Underlying Index to track stock market performance. Cboe is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
Cboe does not guarantee the accuracy and/ or the completeness of the Underlying Index or any data included therein. Cboe makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2021	28	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at Xtrackers.com. For more information about the fund, you may request a copy of the SAI. The SAI provides detailed information about the fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of the fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about the fund (including the SAI), reports and other information about the fund are available on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about the fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/21) ESEB-1

Prospectus
October 1, 2021

Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Municipal Infrastructure Revenue Bond ETF

Ticker: RVNU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Other Expenses	None
Total annual fund operating expenses	0.15
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 15	$ 48	$ 85	$192
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the US long-term tax exempt bond market, consisting of infrastructure revenue bonds. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local
Prospectus October 1, 2021	1	Xtrackers Municipal Infrastructure Revenue Bond ETF

infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.
As of July 31, 2021, the Underlying Index consisted of 870 securities (156 issuers) with an average amount outstanding of approximately $103 million and a minimum amount outstanding of approximately $17 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.
The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds.
Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the US federal alternative minimum tax (“AMT”).
Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality.
Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; be investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. Under normal circumstances, the Underlying Index is reconstituted and rebalanced on a monthly basis. The fund reconstitutes and rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalance schedule will result in corresponding changes to the fund’s reconstitution and rebalance schedule.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. In addition, the fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
As of July 31, 2021, the Underlying Index was wholly comprised of securities of issuers in the United States (and as of the fund’s fiscal year end, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York (26.1%) and California (19.0%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund is not sponsored, endorsed, sold or promoted by Solactive.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many
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municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport.
Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the most recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The fund’s private activity bond holdings also may pay interest subject to the AMT. See “Taxes” for more details.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such
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bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Risks related to investing in New York. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York and, therefore, will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
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Risks related to investing in California. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against
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such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent
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limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	5.23%	March 31, 2014
Worst Quarter	-4.93%	December 31, 2016
Year-to-Date	2.13%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/4/2013	6.31	4.83	4.97
After tax on distribu- tions		6.31	4.83	4.97
After tax on distribu- tions and sale of fund shares		4.78	4.35	4.53
Solactive Municipal Infrastructure Revenue Bond Index (reflects no deductions for fees, expenses or taxes)		6.55	5.21	5.23
S&P Municipal Bond Revenue Index (reflects no deductions for fees, expenses or taxes)		5.16	4.25	4.27
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT for individuals. All exempt interest dividends may increase certain shareholders’ AMT. The fund expects that its distributions will consist primarily of exempt-interest dividends. The fund’s exempt-interest dividends may be subject to state and local taxes.
For more information regarding the tax consequences that may be associated with investing in the fund, please refer to the section of this Prospectus entitled “Taxes.”
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Investment Objective
The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the US long-term tax exempt bond market, consisting of infrastructure revenue bonds. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.
As of July 31, 2021, the Underlying Index consisted of 870 securities (156 issuers) with an average amount outstanding of approximately $103 million and a minimum amount outstanding of approximately $17 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.
The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds.
Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the US federal alternative minimum tax (“AMT”).
Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality.
Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; be investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for
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inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. Under normal circumstances, the Underlying Index is reconstituted and rebalanced on a monthly basis. The fund reconstitutes and rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalance schedule will result in corresponding changes to the fund’s reconstitution and rebalance schedule.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. In addition, the fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
As of July 31, 2021, the Underlying Index was wholly comprised of securities of issuers in the United States (and as of the fund’s fiscal year end, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York (26.1%) and California (19.0%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund is not sponsored, endorsed, sold or promoted by Solactive.
Underlying Index Information
Solactive Municipal Infrastructure Revenue Bond Index
The Solactive Municipal Infrastructure Revenue Bond Index is maintained by Solactive and is administered and calculated by Solactive.
Index Description. The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. The Solactive Municipal Infrastructure Revenue Bond Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Solactive Municipal Infrastructure Revenue Bond Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels, and many other public use projects.
As of July 31, 2021, the Solactive Municipal Infrastructure Revenue Bond Index consisted of 870 securities with an average amount outstanding of approximately $103 million and a minimum amount outstanding of approximately $17 million. The Solactive Municipal Infrastructure Revenue Bond Index is designed to hold only those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The universe of municipal securities eligible for inclusion in the Solactive Municipal Infrastructure Revenue Bond Index are those municipal bonds that fulfill the following conditions:
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Subject to a public offering;
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Amount outstanding of each bond must be at least $40 million where, subject to the following additional conditions:
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Bonds with an amount outstanding of less than $100 million may only be included if they are issued after January 1, 2012.
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Bonds with an amount outstanding of more than $100 million may be included regardless of issue date.
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Deal size of at least $100 million;
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Federal tax free (bonds subject to the AMT and state and local taxes) may be included in the Solactive Municipal Infrastructure Revenue Bond Index without limit;
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Investment-grade rating by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.;
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Fixed-rate coupon payment (zero coupon bonds may not be included in the Solactive Municipal Infrastructure Revenue Bond Index);
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Bonds must not be pre-refunded / escrowed to maturity;
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Time to maturity must be at least 10 years or longer;
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Callable securities must not be callable within the next 5 years (the next call date must not lie in the next 5 years);
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Purpose of the bond proceeds must be for one of the following areas:
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Transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar)
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Recreation (convention centers, stadiums, sports complexes, or similar)
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Utility (electric public power, water/sewer, sanitation, or similar)
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Industrial Economic Development (solid waste recovery, malls, shopping centers, or similar)
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The following industries are excluded: higher education, pollution control, housing, healthcare and tobacco;
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Proceeds of debt must be used for infrastructure purposes and principal and interest repayment must come from a pledged revenue source (e.g. tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge);
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Municipal bonds, which are paid back solely using a general obligation pledge or an appropriation, may not be included;
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Municipal bonds from Puerto Rico which are classified as “Sales Tax” may not be included; and
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Municipal bonds where the obligor is a corporation may not be included.
All municipal bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month.
Newly issued municipal bonds which meet the requirements are generally added to the Underlying Index on the first business day of each month.
Additionally, on the first business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution and rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenues as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.
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In addition, the value and liquidity of many municipal securities decreased as a result of the financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the COVID-19 pandemic and resulting global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the fund’s NAV. The fund’s private activity bond holdings also may pay interest subject to the AMT. See “Taxes” for more details.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader
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economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are modified or reversed or are ineffective in achieving their desired outcomes.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Risks related to investing in New York. The fund may invest a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility.
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The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
Risks related to investing in California. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could heighten the risk that the prices of California municipal securities will experience greater volatility. Furthermore, any such deterioration could result in a downgrade of the credit rating of an issuer of California municipal securities. Future downgrades could reduce the market value of the securities held by the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Certain other examples of focus risk in the municipal bond market are set forth below:
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Electric utilities bond risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
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Resource recovery bond risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
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Lease obligations risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.
Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
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Municipal bond market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of
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the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The
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fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. To the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), such approach may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower
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if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
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Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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The policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, whose income is free from regular federal income tax, is a fundamental policy and cannot be changed without shareholder approval. Certain other fundamental policies of the fund are set forth in the SAI. Each of the fund’s other policies described herein, including the investment objective, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval.
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Because the fund seeks to track its Underlying Index, the fund does not invest defensively and the fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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The fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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From time to time a third party, the Advisor and/or its affiliates may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in the fund, may be required to redeem some or all of their ownership interests in the fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of the fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. For example, the fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The top holdings of the fund can be found at Xtrackers.com. Fund fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Fund
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $22.9 billion in 35 operational exchange-traded funds, as of August 31, 2021.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its
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branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers Municipal Infrastruc- ture Revenue Bond ETF	0.15%
A discussion regarding the basis for the Board's approval of the fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for the fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate the fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates the subadvisor out of its management fee.
Management
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Brandon Matsui, CFA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Alexander Bridgeforth, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BSBA in Finance, University of Arizona.
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The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of the fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity and higher if the fund has little trading volume and market liquidity.
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by the fund’s shareholders. The Board noted that shares of the fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of
Creation Units directly with the fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the fund’s shares trade at or close to NAV. In addition, the fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the fund it is not necessary to adopt policies and procedures to detect and deter market timing of the fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Until January 19, 2022, such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of an SEC exemptive order issued to the Trust, which includes a requirement that such registered investment companies enter into an agreement with the Trust. Effective January 19, 2022, the Trust's SEC exemptive order will be rescinded by SEC action and an investment in a fund by a registered investment company beyond the applicable limitations imposed by the 1940 Act must comply with the requirements of a new rule enacted by the SEC, Rule 12d1-4 under the 1940 Act.
Shares of the fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers Municipal Infrastructure Revenue Bond ETF	RVNU	NYSE Arca, Inc.
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Book Entry
Shares of the fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of the fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available and money market securities maturing in 60 days or less are valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such earlier times. The value of the Underlying Index will not be calculated and disseminated intra-day. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective markets.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the fund’s NAV
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and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
The fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the
1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for the fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers Municipal Infrastruc- ture Revenue Bond ETF	$500
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by the fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the fund’s status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from the fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners
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should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of the fund will be taxed. The US federal income tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from the fund’s net investment income (other than tax-exempt interest and qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by the fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to non-corporate shareholders for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the fund’s shares. The maximum individual US federal income rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholder’s distributions from the fund.
Dividends paid by the fund that are properly reported as exempt-interest dividends will not be subject to regular US federal income tax. The fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from US federal income taxes. However, the fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT for individuals. As a result, a portion of the exempt-interest dividends paid by the fund may be an item of tax preference to shareholders subject to the AMT. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder in the shareholder's state of residence.
Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Given the investment strategies of the fund, it is not anticipated that a significant portion of the dividends paid by the fund will be eligible to be reported as qualified dividend income (with respect to an individual or other non-corporate shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).
Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund.
Prospectus October 1, 2021
24
Investing in the Fund

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions (including exempt-interest dividends) and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for the fund will also sell shares of the fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of the fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund during the past calendar year can be found at Xtrackers.com.
Prospectus October 1, 2021
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Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers Municipal Infrastructure Revenue Bond ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$27.75	$27.70	$26.52	$26.71	$27.17
Income (loss) from investment operations:
Net investment income (loss)[a]	0.70	0.76	0.75	0.70	0.66
Net realized and unrealized gain (loss)	1.63	0.00[d]	1.18	(0.20)	(0.46)
Total from investment operations	2.33	0.76	1.93	0.50	0.20
Less distributions from:
Net investment income	(0.73)	(0.71)	(0.75)	(0.69)	(0.66)
Total distributions	(0.73)	(0.71)	(0.75)	(0.69)	(0.66)
Net Asset Value, end of year	$29.35	$27.75	$27.70	$26.52	$26.71
Total Return (%)	8.50	2.77	7.45[b]	1.87	0.77
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	138	97	68	58	60
Ratio of expenses (%)	0.15	0.15	0.25	0.30	0.30
Ratio of expenses after fee waiver (%)	0.15	0.15	0.22	0.30	0.30
Ratio of net investment income (loss) (%)	2.42	2.72	2.85	2.61	2.50
Portfolio turnover rate (%)[c]	10	12	25	28	0
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
d
Less than 0.005.
Prospectus October 1, 2021	26	Financial Highlights

Appendix
Index Providers and Licenses
Solactive, which is not an affiliate of the Advisor, is responsible for the rules-based methodology of the Solactive Indexes. Solactive is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
Solactive is responsible for administration and calculation of the Solactive Indexes. Solactive is responsible for implementing the methodology for the composition of the Underlying Index.
The Advisor has entered into a license agreement with Solactive to use the Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of the fund.
Disclaimers
Xtrackers Municipal Infrastructure Revenue Bond ETF is not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding advisability of investing in funds generally or in this fund particularly or the ability of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”) to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Index that are determined, composed and calculated by Solactive without regard to the Trust, the Advisor or the fund. Solactive has no obligation to take the needs of the Advisor or the owners of the fund into consideration in determining, composing or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund are redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the fund in connection with the administration, marketing or trading of the fund.
Although Solactive shall obtain information for inclusion in or for use in the calculation of the index from sources that Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the index or any data included therein. Solactive is not responsible for informing third parties, including but not limited to, investors and/or financial intermediaries of the fund, of errors in the index. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the fund, or any other person or entity from the use of the index or any data included hereunder or for any other use. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Shares of the fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from
Prospectus October 1, 2021	27	Appendix

the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2021	28	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at Xtrackers.com. For more information about the fund, you may request a copy of the SAI. The SAI provides detailed information about the fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of the fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about the fund (including the SAI), reports and other information about the fund are available on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about the fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/21) RVNU-1

Prospectus
October 1, 2021

Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers MSCI China A Inclusion Equity ETF
NYSE Arca, Inc.: ASHX

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

Xtrackers MSCI All China Equity ETF
NYSE Arca, Inc.: CN
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Harvest CSI 300 China A-Shares ETF

Ticker: ASHR	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers Harvest CSI 300 China A-Shares ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 66	$ 208	$ 362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong
Prospectus October 1, 2021	1	Xtrackers Harvest CSI 300 China A-Shares ETF

Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (the “Subadvisor” or “HGI”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI’s QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have also registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The fund may invest in depositary receipts.
As of July 31, 2021, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $24.65 billion and a minimum market capitalization of approximately $3.56 billion. Under normal circumstances, the Underlying Index is rebalanced semi-annually every June and December. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (22.6%) and information technology (17.3%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
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Xtrackers Harvest CSI 300 China A-Shares ETF

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect and/or the QFI program, the size of the fund’s direct investment in A-Shares may be limited. If the fund is unable to access sufficient A-Shares, the Subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional access can be obtained. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the unavailability of access to A-Shares or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
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On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
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From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or Subadvisor for any Chinese tax that is imposed on the Advisor or Subadvisor with respect to the fund’s investments.
As described below under “Taxes – US Federal Income Tax on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit or deduction for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the
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fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the fund may therefore be subject to fund-level US federal taxes.
Risks relating to QFI status. Because the fund does not satisfy the criteria to qualify as a QFI itself, the fund intends to invest directly in A-Shares via the Subadvisor’s QFI license and may also invest through Stock Connect. A revocation or elimination of the Subadvisor’s QFI license may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such revocation or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFI status. In addition, the QFI license may be revoked by Chinese regulators if, among other things, the Subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.
In addition, there are custody risks associated with investing through a QFI. All A-Shares or other permissible securities acquired by a QFI are maintained by its local custodian in the PRC (“PRC sub-custodian”) in accordance with the applicable laws and regulations in the PRC, in one or more securities accounts in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Furthermore, cash deposited in the cash account of the fund with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in such cash account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. The fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. Further, although offshore RMB and onshore RMB are the same currency, they trade at different rates. To the extent the fund needs to exchange offshore RMB and onshore RMB, any divergence between offshore RMB and onshore RMB may adversely impact shareholders. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include:
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interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact
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on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face
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delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
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Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Portfolio turnover risk. The fund may experience frequent portfolio turnover due to the reconstituting and rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate could result in high brokerage costs.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	42.10%	December 31, 2014
Worst Quarter	-30.92%	September 30, 2015
Year-to-Date	0.99%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	11/6/2013	37.42	8.46	11.66
After tax on distribu- tions		37.28	8.34	10.14
After tax on distribu- tions and sale of fund shares		22.46	6.73	8.76
CSI 300 Index (reflects no deductions for fees, expenses or taxes)		38.26	8.87	12.57
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	5.02
Management
Investment Advisor
DBX Advisors LLC
Subadvisor
Harvest Global Investments Limited
Portfolio Managers
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Hubert Shek, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2020.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares
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of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Harvest CSI 300 China A-Shares ETF

Xtrackers MSCI China A Inclusion Equity ETF

Ticker: ASHX	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI China A Inclusion Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.60
Other Expenses	None
Total annual fund operating expenses	0.60
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 61	$ 192	$ 335	$750
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI, Inc. (the “Index Provider” or “MSCI”) by applying eligibility criteria for the MSCI Global Investable Market Indexes (“GIMI”), and then excluding small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not
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accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The fund intends to invest in A-Shares included in the Underlying Index primarily through Stock Connect. Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between the People’s Republic of China (“China” or the “PRC”) and Hong Kong. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and China Securities Depository and Clearing Corporation Limited (“CSDCC”). Under Stock Connect, the fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through DBX Advisors LLC (the “Advisor”). Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to the fund, but to all investors investing through the Stock Connect. From time to time, other stock exchanges in China may participate in Stock Connect, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect may be added to the Underlying Index, as determined by MSCI.
Under current regulations in China, foreign investors can also invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) in order to participate in the program. QFIs will also need to register with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize a QFI license applied for by and granted to the Advisor and/or a subadvisor subsequently appointed for the fund. In the event the Advisor obtains a QFI license, or appoints a subadvisor that has such license, under certain circumstances, including when the fund’s ability to invest in A-Shares through Stock Connect is restricted as a result of the Daily Quota or otherwise, the Advisor and/or a subadvisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the SSE and SZSE through the QFI program. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota of Stock Connect through the QFI program.
The Advisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Advisor to acquire component securities due to limited availability or regulatory restrictions, the Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Advisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities (including depositary receipts in respect of such securities) of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any QFI license applied for by and granted to the Advisor and/or a subadvisor. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including exchange-traded funds (“ETFs”), whether or not managed by the Advisor, as well as foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.
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As of July 31, 2021, the Underlying Index consisted of 474 securities with an average market capitalization of approximately $3.99 billion and a minimum market capitalization of approximately $405 million. Under normal circumstances, the Underlying Index is rebalanced quarterly in February, May, August and November. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (18.44%) and consumer staples (15.74%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food, beverages and producers of non-durable household goods and personal products. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of
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the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve its investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. The fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize a QFI license applied for by and granted to the Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares beyond the Daily Quota to which Stock Connect is subject, the size of the fund’s direct investment in A-Shares may be limited. If the Daily Quota is or becomes inadequate to meet the investment needs of the fund or if the Advisor and/or subadvisor becomes unable to maintain its QFI status, the Advisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until the Daily Quota accommodates the fund’s investment needs. A revocation in or elimination of the QFI license, or constraints of the Daily Quota, may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such revocation or elimination of the QFI license or the constraints of the Daily Quota may have a material adverse effect on the ability of the fund to achieve its investment objective.
These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFI status. In addition, a QFI license may be revoked by Chinese regulators if, among other things, the Advisor and/or a subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. Because the Advisor’s and/or a subadvisor’s QFI license would be in the name of the Advisor and/or a subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Advisor and/or a subadvisor by PRC government authorities may affect the fund. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through a QFI. All A-Shares or other permissible securities acquired by a QFI are maintained by its local custodian in the PRC (“PRC sub-custodian”) in accordance with the applicable laws and regulations in the PRC, in one or more securities accounts in the names of the fund and the Advisor and/or a subadvisor as the QFI. The Advisor and/or a subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Advisor and/or a subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Advisor and/or a subadvisor may assert that the securities are owned by the Advisor and/or a subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Advisor and/or a subadvisor could seize assets of the fund. Furthermore, cash deposited in the cash account of the fund with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in such cash account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. The fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of the Daily Quota or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Advisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued
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the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund, which may in the future invest in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or
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quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or subadvisor for any Chinese tax that is imposed on the Advisor or subadvisor with respect to the fund’s investments.
As described below under “Taxes – US Federal Income Tax on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit or deduction for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
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Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the fund may therefore be subject to fund-level US federal taxes.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. Further, although offshore RMB and onshore RMB are the same currency, they trade at different rates. To the extent the fund needs to exchange offshore RMB and onshore RMB, any divergence between offshore RMB and onshore RMB may adversely impact shareholders. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Advisor and/or a subadvisor’s control. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by
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changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the
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Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may
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emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to June 4, 2018, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to June 4, 2018 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	29.75%	March 31, 2019
Worst Quarter	-14.03%	March 31, 2016
Year-to-Date	4.28%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in
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tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	10/20/2015	42.22	8.24	8.76
After tax on distribu- tions		42.38	6.54	6.97
After tax on distribu- tions and sale of fund shares		25.61	5.65	6.08
MSCI China A Inclusion Index (reflects no deduc- tions for fees, expenses or taxes)		43.20	7.29	7.95
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	7.75
Effective June 4, 2018, the fund changed its underlying index to the MSCI China A Inclusion Index from the CSI 300 USD Hedged Index. Returns shown above for the MSCI China A Inclusion Index prior to June 4, 2018 reflect the performance of the CSI 300 USD Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2015.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to
APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Ticker: ASHS	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 66	$ 208	$ 362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the
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Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (“HGI” or the “Subadvisor”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI's QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The fund may invest in depositary receipts.
As of July 31, 2021, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $3.43 billion and a minimum market capitalization of approximately $680 million. Under normal circumstances, the Underlying Index is rebalanced semi-annually every December and June. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the basic materials (22.8%), industrials (18.6%) and information technology (18.3%) sectors. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The information technology sector includes companies engaged in developing software and providing data processing and outsourced
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services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect and/or the QFI program, the size of the fund’s direct investment in A-Shares may be limited. If the fund is unable to access sufficient A-Shares, the Subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional access can be obtained. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the unavailability of access to A-Shares or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions.
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Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased
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political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or Subadvisor for any Chinese tax that is imposed on the Advisor or Subadvisor with respect to the fund’s investments.
As described below under “Taxes – US Federal Income Tax on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit or deduction for certain Chinese taxes may be limited under general US tax principles.
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In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the fund may therefore be subject to fund-level US federal taxes.
Risks relating to QFI status. Because the fund does not satisfy the criteria to qualify as a QFI itself, the fund intends to invest directly in A-Shares via the Subadvisor’s QFI license and may also invest through Stock Connect. A revocation or elimination of the Subadvisor’s QFI license may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such revocation or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFI status. In addition, the QFI license may be revoked by Chinese regulators if, among other things, the Subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.
In addition, there are custody risks associated with investing through a QFI. All A-Shares or other permissible securities acquired by a QFI are maintained by its local custodian in the PRC (“PRC sub-custodian”) in accordance with the applicable laws and regulations in the PRC, in one or more securities accounts in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Furthermore, cash deposited in the cash account of the fund with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in such cash account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. The fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. Further, although offshore RMB and onshore RMB are the same currency, they trade at different rates. To the extent the fund needs to exchange offshore RMB and
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onshore RMB, any divergence between offshore RMB and onshore RMB may adversely impact shareholders. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Basic materials sector risk. To the extent that the fund invests significantly in the basic materials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have
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been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result,
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the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.
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This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	36.43%	March 31, 2015
Worst Quarter	-38.15%	September 30, 2015
Year-to-Date	7.85%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	5/21/2014	29.59	-3.07	7.00
After tax on distribu- tions		29.64	-3.08	6.45
After tax on distribu- tions and sale of fund shares		17.80	-2.27	5.38
CSI 500 Index (reflects no deductions for fees, expenses or taxes)		30.25	-2.74	8.67
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		10.65	8.93	4.72
Management
Investment Advisor
DBX Advisors LLC
Subadvisor
Harvest Global Investments Limited
Portfolio Managers
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Hubert Shek, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2020.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares
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of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI All China Equity ETF

Ticker: CN	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI All China Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.50
Other Expenses	None
Acquired funds fees and expenses[1]	0.25
Total annual fund operating expenses	0.75
Fee waiver/expense reimbursement	0.25
Total annual fund operating expenses after fee waiver	0.50
1 “Acquired Fund Fees and Expenses” reflect the fund’s pro rata share of the fees and expenses incurred by investing primarily in Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”) and any other exchange-traded funds (“ETFs”) advised by DBX Advisors LLC (the “Advisor”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the fund. Acquired Fund Fees and Expenses are not used to calculate the fund’s net asset value (“NAV”) per share.
To the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed, until November 14, 2024, to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund’s fees and expenses attributable to the fund’s investments in affiliated funds. In addition, the Advisor has contractually agreed until
September 30, 2022, to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.50% of the fund’s average daily net assets. These agreements may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including the application of the the affiliated fund waiver for three years (or the entire period if shorter) and the expense limitation for one year in each period) remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 51	$ 160	$ 339	$ 856
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the
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expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depositary receipts). DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program. QFIs have also registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in US dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC.
The Advisor expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Advisor expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”). The Advisor may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs”, and together with the Underlying Fund, the “Xtrackers China A-Shares ETFs”) or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII (and is regarded as a QFI under the prevailing rules and regulations in the PRC), that invests in A-Shares directly. Currently, the fund invests in the Underlying Fund. The fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Advisor intends to invest directly in the components of the Underlying Index. The Underlying Fund may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to
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sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to any fund, but to all investors investing through the Stock Connect.
The Xtrackers Harvest ETFs, through their subadvisor, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges via Stock Connect. The Xtrackers Harvest ETFs may also invest in A-Shares via the QFI license of HGI.
The Underlying Fund invests directly in A-Shares through Stock Connect. Under Stock Connect, the Underlying Fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through the Advisor. Additionally, the Xtrackers Harvest ETFs’ direct investments in A-Shares will be limited in part by the Daily Quota applicable to Stock Connect. Investment companies are not currently within the types of entities that are eligible for a QFI license. Because the Underlying Fund does not satisfy the criteria to qualify as a QFI, the Underlying Fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any QFI license applied for by and granted to the Advisor and/or a subadvisor.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Underlying Fund, the fund also may invest in securities of issuers not included in the Underlying Index, the Xtrackers Harvest ETFs, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.
As of July 31, 2021, the Underlying Index consisted of 778 securities with an average market capitalization of approximately $5.63 billion and a minimum market capitalization of approximately $154 million. Under normal circumstances, the Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. The pro forma Underlying Index is generally announced nine business days before the effective date. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (24%) sector. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
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result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect and/or the QFI program, the size of the fund’s direct investment in A-Shares may be limited. If the fund is unable to access sufficient A-Shares, the subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional access can be obtained. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the unavailability of access to A-Shares or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance
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and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining
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approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or subadvisor for any Chinese tax that is imposed on the Advisor or subadvisor with respect to the fund’s investments.
As described below under “Taxes – US Federal Income Tax on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit or deduction for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the fund may therefore be subject to fund-level US federal taxes.
Risks relating to QFI status. Because the fund does not satisfy the criteria to qualify as a QFI itself, the fund intends to invest directly in A-Shares via the subadvisor’s QFI license and may also invest through Stock Connect. A revocation or elimination of the subadvisor’s QFI license may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such revocation or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFI status. In addition, the QFI license may be revoked by Chinese regulators if, among other things, the subadvisor
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fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. Because the subadvisor’s QFI license would be in the name of the subadvisor rather than the fund, there is also a risk that regulatory actions taken against the subadvisor by PRC government authorities may affect the fund. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.
In addition, there are custody risks associated with investing through a QFI. All A-Shares or other permissible securities acquired by a QFI are maintained by its local custodian in the PRC (“PRC sub-custodian”) in accordance with the applicable laws and regulations in the PRC, in one or more securities accounts in the names of the fund and the subadvisor as the QFI. The subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the subadvisor may assert that the securities are owned by the subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the subadvisor could seize assets of the fund. Furthermore, cash deposited in the cash account of the fund with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in such cash account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. The fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation;
and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. Further, although offshore RMB and onshore RMB are the same currency, they trade at different rates. To the extent the fund needs to exchange offshore RMB and onshore RMB, any divergence between offshore RMB and onshore RMB may adversely impact shareholders. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the subadvisor’s control. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be
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applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated
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with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the subadvisor is unable to maintain its QFI status. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be
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corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to November 30, 2015, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to November 30, 2015 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	22.09%	March 31, 2019
Worst Quarter	-26.70%	September 30, 2015
Year-to-Date	2.74%	June 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns
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are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	4/30/2014	31.60	11.85	14.79
After tax on distribu- tions		31.18	10.48	13.06
After tax on distribu- tions and sale of fund shares		18.70	8.77	11.28
MSCI China All Shares Index (reflects no deduc- tions for fees, expenses or taxes)		33.41	11.19	13.90
Effective November 30, 2015, the fund changed its underlying index to the MSCI China All Shares Index from the MSCI All China Index. Returns shown above for the MSCI China All Shares Index prior to November 30, 2015 reflect the performance of the MSCI All China Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2014.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers Harvest CSI 300 China A-Shares ETF
Investment Objective
The Xtrackers Harvest CSI 300 China A-Shares ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong
Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (the “Subadvisor” or “HGI”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI’s QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have also registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to
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have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The fund may invest in depositary receipts. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor and/or Subadvisor deem illiquid at the time of purchase or for which pricing information is not readily available.
As of July 31, 2021, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $24.65 billion and a minimum market capitalization of approximately $3.56 billion. Under normal circumstances, the Underlying Index is rebalanced semi-annually every June and December. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (22.6%) and information technology (17.3%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Subadvisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Subadvisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Subadvisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the use of the Subadvisor’s QFI status, including Stock Connect or any other method permitted by PRC law and consistent with the fund’s investment policies. The Subadvisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies), (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
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The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Underlying Index Information
Xtrackers Harvest CSI 300 China A-Shares ETF Index Description.
The Underlying Index is calculated and maintained by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”).
The Underlying Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed for more than one year on the Science and Technology Innovation Board of the Shanghai Stock Exchange; for more than three years on the ChiNext Board at the Shenzen Stock Exchange and on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months for other stocks (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance without serious financial problems, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be removed from the index if they are already included, but an issuer with a similar situation will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2021, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $24.65 billion and a minimum market capitalization of approximately $3.56 billion. These amounts are subject to change.
When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank top 300 as constituent stocks of the Underlying Index.
The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole.
Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are periodically reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published in RMB (specifically, Chinese onshore RMB (referred to as “CNY”)). The Underlying Index is rebalanced semi-annually every June and December.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
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Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the QFI license granted to the Subadvisor. Restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). The SSE and SZSE are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing QFI license will be maintained or will not be revoked by CSRC at some point in the future. The fund cannot predict what would occur if the Stock Connect program was terminated, or if the relevant QFI license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII
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regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Custody risks of investing in A-Shares under the QFI program. For investments under the QFI program, the Subadvisor as a QFI is required to select a PRC sub-custodian (the “PRC sub-custodian”) which satisfies relevant requirements as set out in QFI rules and regulations. The PRC sub-custodian maintains the fund’s deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the PBOC. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Subadvisor, in their capacity as an QFI, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the fund) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or Subadvisor’s QFI license in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect
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or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance. However, the fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC (the Hong Kong Securities Clearing Company Limited) for the clearing securities listed or traded on
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SEHK) to maintain its holdings in A-Shares under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as the fund. Provided that there is sufficient holding in the SPSA when a broker inputs the fund’s sell order, the fund will be able to dispose of its holdings of A-Shares (as opposed to the practice of transferring A-Shares to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for the fund will enable it to dispose of its holdings of A-Shares in a timely manner.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in CCASS maintained by the HKSCC, which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
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Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the
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fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index. Also,in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. Finally, the Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's
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Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers.
Chinese corporate and securities law. The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of
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a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through a QFI, the fund may be required to remit foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such
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income or gain from RMB to the US dollar is generally treated as ordinary income or loss for US federal income tax purposes. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or Subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Subadvisor as a QFI, may select PRC broker(s) to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The Subadvisor may select the same broker(s) for both exchanges. As a result, the Subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
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The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine the fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph may not exercise the voting rights of the securities that exceed the threshold within 36 months after purchasing them.
Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the QFI program, repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
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A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US
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dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the QFI license of a potential swap counterparty is revoked or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. QFIs may be limited or prohibited from entering into swap or other derivative transactions on QFI investments with the fund, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the fund’s investments in financial institutions.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign
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competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
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Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade
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at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund.
In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
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For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains (subject to certain limitations) and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
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US tax risk. The fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and
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market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Portfolio turnover risk. The fund may experience frequent portfolio turnover due to the reconstituting and rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate could result in high brokerage costs.
Xtrackers MSCI China A Inclusion Equity ETF
Investment Objective
The Xtrackers MSCI China A Inclusion Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI, Inc. (the “Index Provider” or “MSCI”) by applying eligibility criteria for the MSCI Global Investable Market Indexes (“GIMI”), and then excluding small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The fund intends to invest in A-Shares included in the Underlying Index primarily through Stock Connect. Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between the People’s Republic of China (“China” or the “PRC”) and Hong Kong. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and China Securities Depository and Clearing Corporation Limited (“CSDCC”). Under
Stock Connect, the fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through DBX Advisors LLC (the “Advisor”). Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to the fund, but to all investors investing through the Stock Connect. From time to time, other stock exchanges in China may participate in Stock Connect, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect may be added to the Underlying Index, as determined by MSCI.
Under current regulations in China, foreign investors can also invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) in order to participate in the program. QFIs will also need to register with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize a QFI license applied for by and granted to the Advisor and/or a subadvisor subsequently appointed for the fund. In the event the Advisor obtains a QFI license, or appoints a subadvisor that has such license, under certain circumstances, including when the fund’s ability to invest in A-Shares through Stock Connect is restricted as a result of the Daily Quota or otherwise, the Advisor and/or a subadvisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the SSE and SZSE through the QFI program. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota of Stock Connect through the QFI program.
The Advisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the
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Underlying Index. If it is not possible for the Advisor to acquire component securities due to limited availability or regulatory restrictions, the Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Advisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities (including depositary receipts in respect of such securities) of issuers that comprise the Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor and/or subadvisor deem illiquid at the time of purchase or for which pricing information is not readily available. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any QFI license applied for by and granted to the Advisor and/or a subadvisor. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including exchange-traded funds (“ETFs”), whether or not managed by the Advisor, as well as foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.
As of July 31, 2021, the Underlying Index consisted of 474 securities with an average market capitalization of approximately $3.99 billion and a minimum market capitalization of approximately $405 million. Under normal circumstances, the Underlying Index is rebalanced quarterly in February, May, August and November. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the financials (18.44%) and consumer staples (15.74%) sectors. The financials sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food, beverages and producers of non-durable household goods and personal products. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Advisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Advisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Advisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than Stock Connect, including the use of any future QFI license or any other method permitted by the People’s Republic of China (“China” or the “PRC”) law and consistent with the fund’s investment policies. The Advisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies), (iv) cash and cash equivalents, (v) money market instruments, such
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as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Xtrackers MSCI China A Inclusion Equity ETF Index Description.
The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
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MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
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MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, 23 are classified as developed markets, 24 as emerging markets, and 28 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds (“ETFs”), equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.
The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through the Stock Connect. “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchanges (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI GIMI, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization available to foreign investors and includes only large- capitalization companies, as determined by MSCI. As of July 31, 2021, the Underlying Index consisted of 474 securities with an average market capitalization of approximately $3.99 billion and a minimum market capitalization of approximately $405 million. These amounts are subject to change.
The Underlying Index is rebalanced on a quarterly basis in February, May, August, and November.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the
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stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect. In the future, the fund may utilize an QFI license applied for by and granted to the Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). The SSE and SZSE are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing QFI license will be maintained or will not be revoked by CSRC at some point in the future. The fund cannot predict what would occur if the
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Stock Connect program was terminated, or if the relevant QFI license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund, which may in the future invest in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Custody risks of investing in A-Shares under the QFI program. For investments under the QFI program, the Advisor and/or a subadvisor as a QFI is required to select a PRC sub-custodian (the “PRC sub-custodian”) which satisfies relevant requirements as set out in QFI rules and regulations. The PRC sub-custodian maintains the fund’s deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the PBOC. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Advisor and/or a subadvisor, in their capacity as an QFI, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Advisor and/or a subadvisor as the QFI. The Advisor and/or a subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Advisor and/or a subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Advisor and/or a subadvisor may assert that the securities are owned by the Advisor and/or a subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Advisor and/or a subadvisor could seize assets of the fund. Because the Advisor and/or a subadvisor’s QFI license would be in the name of the Advisor and/or a subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Advisor and/or a subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be
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traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance. However, the fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC (the Hong Kong Securities Clearing Company Limited) for the clearing securities listed or traded on SEHK) to maintain its holdings in A-Shares under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as the fund. Provided that there is sufficient holding in the SPSA when a broker inputs the fund’s sell order, the fund will be able to dispose of its holdings of A-Shares (as opposed to the practice of transferring A-Shares to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for the fund will enable it to dispose of its holdings of A-Shares in a timely manner.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in CCASS maintained by the HKSCC, which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
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A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the fund) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or subadvisor’s QFI license in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1,
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2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or subadvisor for any Chinese tax that is imposed on the Advisor and/or subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the
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value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index. Also,in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. Finally, the Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which
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included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers.
Chinese corporate and securities law. The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
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Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through a QFI, the fund may be required to remit foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error
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of the fund. Any delay in repatriation out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss for US federal income tax purposes. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Advisor and/or a subadvisor as a QFI, may select PRC broker(s) to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The Advisor and/or a subadvisor may select the same broker(s) for both exchanges. As a result, the Advisor and/or a subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Advisor and/or a subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Advisor and/or a subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
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Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine the fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph may not exercise the voting rights of the securities that exceed the threshold within 36 months after purchasing them.
Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the QFI program, repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements
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set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Advisor and/or a subadvisor’s control. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank
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spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the QFI license of a potential swap counterparty is revoked or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. QFIs may be limited or prohibited from entering into swap or other derivative transactions on QFI investments with the fund, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
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Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the fund’s investments in financial institutions.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous
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time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in
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Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund.
In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s
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service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains (subject to certain limitations) and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country
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could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. The fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are
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listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Investment Objective
The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (“HGI” or the “Subadvisor”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI's QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire
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component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The fund may invest in depositary receipts. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
As of July 31, 2021, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $3.43 billion and a minimum market capitalization of approximately $680 million. Under normal circumstances, the Underlying Index is rebalanced semi-annually every December and June. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the basic materials (22.8%), industrials (18.6%) and information technology (18.3%) sectors. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Subadvisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Subadvisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Subadvisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the use of the Subadvisor’s QFI status, including Stock Connect or any other method permitted by PRC law and consistent with the fund’s investment policies. The Subadvisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies), (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds
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(including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Underlying Index Information
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Index Description.
The Underlying Index is calculated and maintained by CSI. The Underlying Index is a modified free-float market capitalization weighted index composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed for more than one year on the Science and Technology Innovation Board of the Shanghai Stock Exchange; for more than three years on the ChiNext Board at the Shenzen Stock Exchange and on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months for other stocks (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance without serious financial problems, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be removed from the index if they are already included, but an issuer with a similar situation will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2021, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $3.43 billion and a minimum market capitalization of approximately $680 million. These amounts are subject to change.
When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock markets by daily average total market capitalization of the past recent year) in descending order according to their average daily trading values, and excludes the bottom 20%; and (3) ranks the remaining stocks in descending order according to their average daily total market capitalization and selects those which rank top 500 as constituent stocks of the Underlying Index.
The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are periodically reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published in RMB (specifically, CNY). The Underlying Index is rebalanced semi-annually every June and December.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices
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overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the QFI license granted to the Subadvisor. Restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). The SSE and SZSE are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing QFI license will be maintained or will not be revoked by CSRC at some point in the future. The fund cannot predict what would occur if the Stock Connect program was terminated, or if the relevant QFI license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
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On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Custody risks of investing in A-Shares under the QFI program. For investments under the QFI program, the Subadvisor as a QFI is required to select a PRC sub-custodian (the “PRC sub-custodian”) which satisfies relevant requirements as set out in QFI rules and regulations. The PRC sub-custodian maintains the fund’s deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the PBOC. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Subadvisor, in their capacity as an QFI, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the fund) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The
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impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or Subadvisor’s QFI license in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose
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risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance. However, the fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC (the Hong Kong Securities Clearing Company Limited) for the clearing securities listed or traded on SEHK) to maintain its holdings in A-Shares under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as the fund. Provided that there is sufficient holding in the SPSA when a broker inputs the fund’s sell order, the fund will be able to dispose of its holdings of A-Shares (as opposed to the practice of transferring A-Shares to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for the fund will enable it to dispose of its holdings of A-Shares in a timely manner.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in CCASS maintained by the HKSCC, which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading
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in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment,
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resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index. Also,in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. Finally, the Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for
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a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers.
Chinese corporate and securities law. The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock
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in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through a QFI, the fund may be required to remit foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be
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adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss for US federal income tax purposes. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or Subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Subadvisor as a QFI, may select PRC broker(s) to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The Subadvisor may select the same broker(s) for both exchanges. As a result, the Subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required
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if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine the fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph may not exercise the voting rights of the securities that exceed the threshold within 36 months after purchasing them.
Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the QFI program, repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
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The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is
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fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the QFI license of a potential swap counterparty is revoked or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. QFIs may be limited or prohibited from entering into swap or other derivative transactions on QFI investments with the fund, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Basic materials sector risk. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the fund will invest in companies in such sector. As such, the fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to
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rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not
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factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund.
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In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the
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inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains (subject to certain limitations) and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. The fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements
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applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
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Xtrackers MSCI All China Equity ETF
Investment Objective
The Xtrackers MSCI All China Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depositary receipts). DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program. QFIs have also registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in US dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC.
The Advisor expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Advisor expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”). The Advisor may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs”, and together with the Underlying Fund, the “Xtrackers China A-Shares ETFs”) or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII (and is regarded as a QFI under the prevailing rules and regulations in the PRC), that invests in A-Shares directly. Currently, the fund invests in the Underlying Fund. The fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Advisor intends to invest directly in the components of the Underlying Index. The Underlying Fund may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which
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limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to any fund, but to all investors investing through the Stock Connect.
The Xtrackers Harvest ETFs, through their subadvisor, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges via Stock Connect. The Xtrackers Harvest ETFs may also invest in A-Shares via the QFI license of HGI.
The Underlying Fund invests directly in A-Shares through Stock Connect. Under Stock Connect, the Underlying Fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through the Advisor. Additionally, the Xtrackers Harvest ETFs’ direct investments in A-Shares will be limited in part by the Daily Quota applicable to Stock Connect. Investment companies are not currently within the types of entities that are eligible for a QFI license. Because the Underlying Fund does not satisfy the criteria to qualify as a QFI, the Underlying Fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any QFI license applied for by and granted to the Advisor and/or a subadvisor.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Underlying Fund, the fund also may invest in securities of issuers not included in the Underlying Index, the Xtrackers Harvest ETFs, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.
As of July 31, 2021, the Underlying Index consisted of 778 securities with an average market capitalization of approximately $5.63 billion and a minimum market capitalization of approximately $154 million. Under normal circumstances, the Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. The pro forma Underlying Index is generally announced nine business days before the effective date. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2021, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (24%) sector. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Advisor intends to pursue a representative sampling indexing strategy to achieve exposure to the fund’s Underlying Index, and to invest in shares of Xtrackers China A-Shares ETFs to obtain indirect exposure to the A-Share components of the fund’s Underlying Index. While employing a representative sampling indexing strategy the Advisor does not expect the fund to hold all of the components of the Underlying Index. In addition, from time to time, the Advisor may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that the Advisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Advisor may also sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies) and (b) H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchanges, (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market
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funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Xtrackers MSCI All China Equity ETF IndexDescription.
The Underlying Index is a rules-based, free-float adjusted market capitalization index comprised of equity securities that are listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed in the US and Singapore. Securities listed in the US and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC; (ii) the company derives more than 50% of its revenue from activities conducted in the PRC; and (iii) the company has more than 50% of its assets in the PRC. As of July 31, 2021, the Underlying Index consisted of 778 securities with an average market capitalization of approximately $5.63 billion and a minimum market capitalization of approximately $154 million. These amounts are subject to change.
To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.
The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. The pro forma Underlying Index is generally announced nine business days before the effective date.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter
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operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the QFI license granted to the subadvisor. Restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). The SSE and SZSE are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing QFI license will be maintained or will not be revoked by CSRC at some point in the future. The fund cannot predict what would occur if the Stock Connect program was terminated, or if the relevant QFI license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
Currently, the fund does not expect to invest in A-Shares directly. Instead, the fund will invest primarily in the Underlying Fund to obtain investment exposure to A-Shares. The fund may also invest in the Xtrackers Harvest ETFs. The fund’s A-Shares investment exposure may be limited by the limits that may be imposed by Stock Connect. Because the Xtrackers China A-Shares ETFs invest directly in A-Shares, they are subject to the risk that restrictions may be imposed on the repatriation of gains and income that may affect their ability to satisfy redemption requests. The potential inability of the Xtrackers China A-Shares ETFs to satisfy redemption requests could adversely affect the liquidity and performance of the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “Regulations”) which came into effect on June 6, 2020. The Regulations remove the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign
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Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Custody risks of investing in A-Shares under the QFI program. For investments under the QFI program, the subadvisor as a QFI is required to select a PRC sub-custodian (the “PRC sub-custodian”) which satisfies relevant requirements as set out in QFI rules and regulations. The PRC sub-custodian maintains the fund’s deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the PBOC. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the subadvisor, in their capacity as an QFI, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the subadvisor as the QFI. The subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the subadvisor may assert that the securities are owned by the subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the subadvisor could seize assets of the fund. Because the subadvisor’s QFI license would be in the name of the subadvisor rather than the fund, there is also a risk that regulatory actions taken against the subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the fund) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or subadvisor’s QFI license in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
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The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or subadvisor for any Chinese tax that is imposed on the Advisor and/or subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be
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rejected, which may adversely impact the funds’ performance. However, the fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC (the Hong Kong Securities Clearing Company Limited) for the clearing securities listed or traded on SEHK) to maintain its holdings in A-Shares under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as the fund. Provided that there is sufficient holding in the SPSA when a broker inputs the fund’s sell order, the fund will be able to dispose of its holdings of A-Shares (as opposed to the practice of transferring A-Shares to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for the fund will enable it to dispose of its holdings of A-Shares in a timely manner.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in CCASS maintained by the HKSCC, which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are
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subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may
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trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index. Also,in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index. Finally, the Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the
US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
From time to time, and as recently as early 2020 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue
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to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers.
Chinese corporate and securities law. The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not
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actually own shares of the Chinese company itself. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through a QFI, the fund may be required to remit foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
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Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss for US federal income tax purposes. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the subadvisor as a QFI, may select PRC broker(s) to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The subadvisor may select the same broker(s) for both exchanges. As a result, the subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A
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fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine the fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph may not exercise the voting rights of the securities that exceed the threshold within 36 months after purchasing them.
Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the QFI program, repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the subadvisor’s control. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business.
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These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
Investments in certain Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including A-Shares (if any) and open- and closed-end investment companies, may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign
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exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund
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may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the QFI license of a potential swap counterparty is revoked or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. QFIs may be limited or prohibited from entering into swap or other derivative transactions on QFI investments with the fund, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the index provider. There is no assurance that the Underlying Index provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor and its affiliates do not provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the index provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash
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needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the subadvisor is unable to maintain its QFI status. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result,
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the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund.
In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises)
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that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral)
and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. The fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Tax risk. The fund’s exposure to China A-Shares investments through its Underlying Fund or Funds (i.e., primarily through the Underlying Fund) may be less tax efficient than a direct investment in A-Shares. The fund will not be able to offset its taxable income and gains with losses incurred by an Underlying Fund, because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in an Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be
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short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders.
Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred under the wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long- term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to a fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an Underlying Fund’s ability to repatriate funds associated with investment in A-Shares, the Underlying Fund could fail to qualify for US federal income tax treatment as a regulated investment company. Under those circumstances, an Underlying Fund would be subject to tax as a regular corporation, and the fund would not be able to treat non-US income taxes paid by the Underlying Fund as paid by the fund’s shareholders.
Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for an Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Effective November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land- rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. An underlying fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on an Underlying Fund’s return could be substantial. An Underlying Fund may also be liable to the subadvisor for any tax that is imposed on the subadvisor by the PRC with respect to the Underlying Fund’s investments. If an Underlying Fund’s direct investments in A-Shares through the subadvisor’s QFI status become subject to repatriation restrictions, the Underlying Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for obligations of a QFI, such as HGI or in the future, the Advisor. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor is also uncertain. Finally, it is whether an RQFII would also be eligible for PRC BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on an Underlying Fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to an Underlying Fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments, an Underlying Fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the fund’s return could be substantial. An Underlying Fund will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the Underlying Fund’s investments.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by the fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further
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cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which the fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short- term capital gains. In addition, because the application of special tax rules to the fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, the fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. The fund may make investments, both directly and through swaps or other derivative positions, in companies classified as controlled foreign corporations (“CFCs”) or passive foreign investment companies (“PFICs”) for US federal income tax purposes. Investments in CFCs and PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
The sale or other transfer by the Advisor of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Advisor will not be subject to PRC Stamp Duty when it acquires A-Shares or B-Shares.
To the extent the fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to the fund. When the fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability imposed under Chinese law.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policy of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policy require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund which can only be changed with shareholder approval are set forth in the SAI.
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Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money up to 33 1/3%of the value of its total assets (including the amount borrowed) from banks as permitted by the 1940 Act. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
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Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The top holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor (or a subadvisor, if applicable, under the oversight of the Advisor) makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $22.9 billion in 35 operational exchange-traded funds, as of August 31, 2021.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Subadvisor for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Harvest Global Investments Limited (“HGI”), the subadvisor for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, is located at 31/F One Exchange Square, 8 Connaught Place, Central, Hong Kong.
HGI is a SEC registered investment advisor and serves as the investment subadvisor for the funds and, subject to the supervision of the Advisor and the Trust’s Board, is responsible for the investment management of the funds.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
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For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers MSCI China A Inclu- sion Equity ETF	0.60%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	*0.25%
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
For Xtrackers MSCI All China Equity ETF, to the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed, until November 14, 2024, to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund’s fees and expenses attributable to the fund’s investments in the affiliated funds. In addition, the Advisor has contractually agreed until September 30, 2022, to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.50% of the fund’s average daily net assets. These agreements may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility
(subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers Harvest CSI 300 China A-Shares ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined HGI in 2018, with eight years of financial industry experience. Prior to joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios.
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MSc in Financial Mathematics and Statistics, Hong Kong University of Science and Technology; MPhil and BSc in Physics, The Chinese University of Hong Kong.
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CFA Charterholder and FRM holder.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined HGI in 2018, with five years of financial industry experience, including ETF portfolio management and quantitative strategies development. Prior to joining HGI, he was a Senior Analyst in Value Partners and Analyst in Conning Asia Pacific.
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BS in Quantitative Finance and Risk Management Science, The Chinese University of Hong Kong.
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CFA Charterholder.
Hubert Shek, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2020.
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Joined HGI in 2020. Prior to joining HGI, he worked in an operations and risk role at Prudence Investment Management.
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MSc in Risk Management and Financial Engineering, Imperial College Business School; BSc in Mechanical Engineering, the University of Southern California.
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Xtrackers MSCI China A Inclusion Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2015.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined HGI in 2018, with eight years of financial industry experience. Prior to joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios.
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MSc in Financial Mathematics and Statistics, Hong Kong University of Science and Technology; MPhil and BSc in Physics, The Chinese University of Hong Kong.
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CFA Charterholder and FRM holder.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined HGI in 2018, with five years of financial industry experience, including ETF portfolio management and quantitative strategies development. Prior to joining HGI, he was a Senior Analyst in Value Partners and Analyst in Conning Asia Pacific.
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BS in Quantitative Finance and Risk Management Science, The Chinese University of Hong Kong.
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CFA Charterholder.
Hubert Shek, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2020.
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Joined HGI in 2020. Prior to joining HGI, he worked in an operations and risk role at Prudence Investment Management.
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MSc in Risk Management and Financial Engineering, Imperial College Business School; BSc in Mechanical Engineering, the University of Southern California.
Xtrackers MSCI All China Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2014.
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Joined DWS in 2011 with 11 years of industry experience. Prior to joining DWS, he worked in ETF management at XShares Advisors, an ETF issuer based in New York, and before that he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund.
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Head of Passive Portfolio Management, Americas: New York.
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BS in Finance, Boston College.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Until January 19, 2022, such registered investment companies may invest in a fund (other than Xtrackers MSCI All China Equity ETF) beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of an SEC exemptive order issued to the Trust, which includes a requirement that such registered investment companies enter into an agreement with the Trust. Effective January 19, 2022, the Trust's SEC exemptive order will be rescinded by SEC action and an investment in a fund (other than Xtrackers MSCI All China Equity ETF) by a registered investment company beyond the applicable limitations imposed by the 1940 Act must comply with the requirements of a new rule enacted by the SEC, Rule 12d1-4 under the 1940 Act.
Investments by other registered investment companies in Xtrackers MSCI All China Equity ETF may not exceed the applicable limitations imposed by the 1940 Act as that fund operates as a “fund-of-funds” by investing in the Xtrackers China A-Shares ETFs.
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Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers Harvest CSI 300 China A-Shares ETF	ASHR	NYSE Arca, Inc.
Xtrackers MSCI China A Inclusion Equity ETF	ASHX	NYSE Arca, Inc.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	ASHS	NYSE Arca, Inc.
Xtrackers MSCI All China Equity ETF	CN	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.
The value of each fund’s portfolio securities is based on the securities’ closing price on local markets when available. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF, foreign currency exchange rates with respect to the fund’s non-U.S. securities are generally determined as of 4:00 p.m., London
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time. With respect to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, foreign currency exchange rates with respect to the fund's non-U.S. securities are generally determined as of 4:00 p.m., New York time. As the respective international local markets close, the market value of the portfolio securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of the valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect a fund’s ability to track its Underlying Index.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect a fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each
“creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. With respect to Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF, Creation Units generally are issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. With respect to Xtrackers MSCI All China Equity ETF, Creation Units are principally issued and redeemed in exchange for a specific basket of securities approximating the holdings of the applicable fund and a designated amount of cash. Creation Units may also be issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold
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allotment”within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers MSCI China A Inclu- sion Equity ETF	$3,200
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid at least annually by each fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, which are subject to reduced maximum tax rates, regardless of how long the shareholders have held the fund’s shares. Distributions by a fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income tax rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholder’s distributions from a fund.
If certain holding period requirements are met, qualified dividend income received by a fund may be eligible to be treated as qualified dividend income when distributed to non-corporate shareholders. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security
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market. The PRC has such a treaty with the US. Dividends from passive foreign investment companies (“PFICs”) are not qualified dividend income.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund.
As noted above, investment income earned by a fund may be subject to non-US taxes; in particular, taxes imposed by China. If, as is expected, more than 50% of the total assets of the fund at the close of a year consist of non-US stocks or securities, the fund may elect, for US federal income tax purposes, to treat certain non-US income taxes (including withholding taxes) paid (or deemed paid) by the fund as paid by its shareholders. This means that you would be considered to have received as additional gross income (potentially subject to US withholding tax for non-US shareholders) your share of such non-US taxes, but you may, in such case, be entitled to either a tax deduction or a credit in calculating your US federal income tax, subject in both cases to certain limitations.
If a fund holds shares in PFICs, it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the distribution requirements for qualifying as a RIC and avoiding US federal income and excise tax as described in the SAI. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains.
A fund’s exposure to securities through an underlying fund (i.e., the Underlying Funds) may be less tax efficient than a direct investment in securities. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for US federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred indefinitely under the wash sale rules. Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net
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gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund during the past calendar year can be found at Xtrackers.com.
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Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers Harvest CSI 300 China A-Shares ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$27.18	$26.27	$29.56	$25.84	$23.74
Income (loss) from investment operations:
Net investment income (loss)[a]	0.30	0.29	0.22	0.25	0.30
Net realized and unrealized gain (loss)	14.67	0.91[b]	(3.22)	3.73	1.97
Total from investment operations	14.97	1.20	(3.00)	3.98	2.27
Less distributions from:
Net investment income	(0.32)	(0.29)	—	(0.26)	(0.17)
Net realized gains	—	—	(0.29)	—	—
Total distributions	(0.32)	(0.29)	(0.29)	(0.26)	(0.17)
Net Asset Value, end of year	$41.83	$27.18	$26.27	$29.56	$25.84
Total Return (%)	55.20	4.50	(10.02)	15.38	9.62
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	2,715	1,271	1,449	686	367
Ratio of expenses (%)	0.65	0.65	0.65	0.66	0.67
Ratio of net investment income (loss) (%)	0.79	1.05	0.87	0.82	1.24
Portfolio turnover rate (%)[c]	78	115	81	65	68
a
Based on average shares outstanding during the period.
b
Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
c
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
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Xtrackers MSCI China A Inclusion Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$19.98	$18.75	$20.80	$19.53	$21.86
Income (loss) from investment operations:
Net investment income (loss)[a]	0.20	0.41	0.15	0.52	0.29
Net realized and unrealized gain (loss)	11.44	1.19	(2.03)	1.30	1.05
Total from investment operations	11.64	1.60	(1.88)	1.82	1.34
Less distributions from:
Net investment income	(0.24)	(0.37)	(0.17)	(0.55)	(2.82)
Net realized gains	—	—	—	—	(0.85)
Total distributions	(0.24)	(0.37)	(0.17)	(0.55)	(3.67)
Net Asset Value, end of year	$31.38	$19.98	$18.75	$20.80	$19.53
Total Return (%)[b]	58.37	8.49	(8.91)	9.12	6.42[e]
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	16	14	83	2	3
Ratio of expenses before fee waiver (%)[c]	0.60	0.60	0.60	0.70	0.72
Ratio of expenses after fee waiver (%)[c]	0.60	0.60	0.60	0.05	0.05
Ratio of net investment income (loss) (%)	0.74	2.03	0.75	2.38	1.41
Portfolio turnover rate (%)[d]	33	27	180	3	6
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
d
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
e
The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.41%.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$27.59	$25.93	$32.53	$31.36	$33.00
Income (loss) from investment operations:
Net investment income (loss)[a]	0.13	0.17	0.20	0.04	(0.03)
Net realized and unrealized gain (loss)	10.79	1.65	(6.80)	1.13	(1.61)
Total from investment operations	10.92	1.82	(6.60)	1.17	(1.64)
Less distributions from:
Net investment income	(0.15)	(0.16)	—	—	—
Total distributions	(0.15)	(0.16)	—	—	—
Net Asset Value, end of year	$38.36	$27.59	$25.93	$32.53	$31.36
Total Return (%)	39.64	7.02	(20.29)	3.73	(4.97)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	40	30	74	24	20
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.67
Ratio of net investment income (loss) (%)	0.37	0.63	0.74	0.10	(0.09)
Portfolio turnover rate (%)[b]	34	48	16	29	51
a
Based on average shares outstanding during the period.
b
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
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Xtrackers MSCI All China Equity ETF
	Years Ended May 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net Asset Value, beginning of year	$32.66	$31.13	$37.78	$30.54	$28.36
Income (loss) from investment operations:
Net investment income (loss)[a]	0.48	0.76	0.36	0.79	0.91
Net realized and unrealized gain (loss)	13.85	2.21	(6.42)	6.75	4.26
Total from investment operations	14.33	2.97	(6.06)	7.54	5.17
Less distributions from:
Net investment income	(0.35)	(1.44)	(0.59)	(0.30)	(2.99)
Total distributions	(0.35)	(1.44)	(0.59)	(0.30)	(2.99)
Net Asset Value, end of year	$46.64	$32.66	$31.13	$37.78	$30.54
Total Return (%)[b]	43.94	9.35	(15.89)	24.71	20.03
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	35	20	227	36	5
Ratio of expenses before fee waiver (%)[c]	0.50	0.50	0.50	0.60	0.60
Ratio of expenses after fee waiver (%)[c]	0.25	0.26	0.28	0.36	0.35
Ratio of net investment income (loss) (%)	1.10	2.27	1.07	2.10	3.10
Portfolio turnover rate (%)[d]	8	14	102	3	7
a
Based on average shares outstanding during the period.
b
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c
The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
d
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
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Appendix
Index Providers and Licenses
CSI, a leading index provider in China, is a joint venture between the SSE and the SZSE that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, the Advisor, the Subadvisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with CSI and MSCI to use each Underlying Index. All license fees are paid by the Adviser out of its own resources and not the assets of the Fund.
Disclaimers
Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Shares of the funds are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the funds or any security. The Underlying Index of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, none of CSI, the SSE nor the SZSE shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of CSI, the SSE nor the SZSE shall be under any obligation to advise any person of any error therein. All rights in Underlying Index vests in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license regarding the Underlying Index as well
Prospectus October 1, 2021	139	Appendix

as the Index Trademark for the utilization in connection with the funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the funds.
XTRACKERS MSCI ALL CHINA EQUITY ETF AND XTRACKERS MSCI CHINA A INCLUSION EQUITY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALLWARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
Prospectus October 1, 2021	140	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund are available on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/21) CHINA-1

Statement of Additional Information
October 1, 2021
DBX ETF TRUST
Xtrackers International Real Estate ETF
NYSE Arca, Inc.: HAUZ
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the fund dated October 1, 2021, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 1633 Broadway, 31st Floor, New York, New York 10019
“fund” or “series” – Xtrackers International Real Estate ETF
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with the fund and the Advisor’s commitment to pay substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
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Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
On August 11, 2014, db X-trackers MSCI Asia Pacific ex Japan Hedged Equity Fund was renamed Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF. On October 2, 2017, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF was renamed Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF. On February 22, 2019, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF was renamed Xtrackers International Real Estate ETF.
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by the fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
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Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers International Real Estate ETF is classified as a diversified fund. The fund’s election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
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Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, the fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
The fund has adopted a non-fundamental investment policy such that the fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements
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of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated May 31, 2021, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in Xtrackers funds as of December 31, 2020.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers International Real Estate ETF
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	Over $100,000
George O. Elston	None
J. David Officer	$50,001 - $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2020. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 31, 2021, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of the fund’s shares as of August 31, 2021:
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Xtrackers International Real Estate ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	97.25%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairman), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairman of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairman), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2020.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,000
George O. Elston(3)	$159,000
J. David Officer(4)	$144,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 33 funds as of December 31, 2020. The flat annual retainer for each Independent Board Member increased, effective January 1, 2021, to $165,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds. The annual retainer for the Chairperson of the Xtrackers funds increased to $35,000 effective January 1, 2021.
(3)
Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee. The annual retainer for the Chairperson of the Audit Committee of the Xtracker funds increased to $25,000 effective January 1, 2021.
(4)
The annual retainer for the Chairperson of the Nominating Committee of the Xtracker funds increased to $10,000 effective January 1, 2021.
I-10

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
Xtrackers International Real Estate ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
Xtrackers International Real Estate ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 18,617,007,430	0	$0
Patrick Dwyer	25	$ 11,245,762,174	0	$0
Shlomo Bassous	25	$ 11,245,762,174	0	$0
Xtrackers International Real Estate ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
I-11

Xtrackers International Real Estate ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
I-12

Part I: Appendix I-E—Service Provider Compensation
Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers International Real Estate ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$383,146	$64,246
2020	$178,355	$30,921
2019(1)	$24,021	$1,086
(1) Effective February 22, 2019, the Advisor’s Unitary Advisory Fee rate was reduced from 0.60% to 0.12% of the fund’s average daily net assets.
The following waiver is in effect:
The Advisor has contractually agreed, through September 30, 2022, to waive its fees and/or reimburse fund expenses to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
.
I-13

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2021	2020
Xtrackers International Real Estate ETF	9%	12%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers International Real Estate ETF	2021	$13,600
	(1)2020	$10,610
	2019	$3,328
(1) The increase in brokerage commissions from 2019 to 2020 is principally due to an increase in assets under management, resulting in higher notional commissions charges.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers International Real Estate ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-14

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers International Real Estate ETF
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments
I-15

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between the fund and BNYM, BNYM is responsible for the administration and management of the fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the most recent fiscal year were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2021
Xtrackers International Real Estate ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$33,283
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$12,539
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,049
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$463
Rebate (from borrower)	$153,440
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$133,389
Net income from securities lending activities	$166,672
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
I-16

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers International Real Estate ETF	NYSE Arca, Inc.	233051846
Fiscal Year End: 5/31
I-17

Statement of Additional Information
October 1, 2021
DBX ETF TRUST

Xtrackers MSCI Emerging Markets Hedged Equity ETF NYSE Arca, Inc.: DBEM
Xtrackers MSCI EAFE Hedged Equity ETF NYSE Arca, Inc.: DBEF
Xtrackers MSCI Germany Hedged Equity ETF NYSE Arca, Inc.: DBGR
Xtrackers MSCI Japan Hedged Equity ETF NYSE Arca, Inc.: DBJP
Xtrackers MSCI Europe Hedged Equity ETF NYSE Arca, Inc.: DBEU
Xtrackers MSCI All World ex US Hedged Equity ETF NYSE Arca, Inc.: DBAW
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF NYSE Arca, Inc.: HDAW
Xtrackers MSCI EAFE High Dividend Yield Equity ETF NYSE Arca, Inc.: HDEF
Xtrackers Eurozone Equity ETF Cboe BZX Exchange, Inc.: EURZ
Xtrackers MSCI Eurozone Hedged Equity ETF NYSE Arca, Inc.: DBEZ
Xtrackers Japan JPX-Nikkei 400 Equity ETF NYSE Arca, Inc.: JPN

This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2021, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – Cboe BZX Exchange, Inc. or NYSE Arca, Inc. as the context may require
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 1633 Broadway, 31st Floor, New York, New York 10019
“fund” or “series” – Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers Eurozone Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Effective August 11, 2014, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. db X-trackers MSCI Emerging Markets Hedged Equity Fund was renamed Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF; db X-trackers MSCI EAFE Hedged Equity Fund was renamed Deutsche X-trackers MSCI EAFE Hedged Equity ETF; db X-trackers MSCI Germany Hedged Equity Fund was renamed Deutsche X-trackers MSCI Germany Hedged Equity ETF; db X-trackers MSCI Japan Hedged Equity Fund was renamed Deutsche X-trackers MSCI Japan Hedged Equity ETF; db X-trackers MSCI Europe Hedged Equity Fund was renamed Deutsche X-trackers MSCI Europe Hedged Equity ETF and db X-trackers MSCI All World ex US Hedged Equity Fund was renamed Deutsche X-trackers MSCI All World ex US Hedged Equity ETF.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF was renamed Xtrackers MSCI Emerging Markets Hedged Equity ETF; Deutsche X-trackers MSCI EAFE Hedged Equity ETF was renamed Xtrackers MSCI EAFE Hedged Equity ETF; Deutsche X-trackers MSCI Germany Hedged Equity ETF was renamed Xtrackers MSCI Germany Hedged Equity; Deutsche X-trackers MSCI Japan Hedged Equity ETF was renamed Xtrackers MSCI Japan Hedged Equity ETF; Deutsche X-trackers MSCI Europe Hedged Equity ETF was renamed Xtrackers MSCI Europe Hedged Equity ETF; Deutsche X-trackers MSCI All World ex US Hedged Equity ETF was renamed Deutsche X-trackers MSCI All World ex US Hedged Equity ETF; Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF; Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF; Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF; Deutsche X-trackers MSCI Eurozone Hedged Equity ETF was renamed Xtrackers MSCI Eurozone Hedged Equity ETF and Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF was renamed Xtrackers Japan JPX-Nikkei 400 Equity ETF.
Effective October 27, 2017, Xtrackers MSCI Southern Europe Hedged Equity ETF was renamed Xtrackers Eurozone Equity ETF.
Effective February 13, 2018, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, and Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI EAFE High Dividend Yield Equity ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.

Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF and Xtrackers Eurozone Equity ETF are classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF are classified as “diversified” under the 1940 Act.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. In reliance on no-action relief furnished by the SEC, each fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies

The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated May 31, 2021, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2020.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None	None
George O. Elston	None	None	None	None	None
J. David Officer	None	None	None	None	$50,001 - $100,000

Board Member	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None
George O. Elston	None	None	None
J. David Officer	None	None	None

Board Member	Xtrackers Eurozone Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF	Xtrackers Japan JPX Nikkei 400 Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None
George O. Elston	None	None	None
J. David Officer	None	None	None

Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	Over $100,000
George O. Elston	None
J. David Officer	$50,001 - $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2020. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 31, 2021, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 31, 2021:
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name and Address	Percentage Ownership
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	24.40%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.46%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	13.46%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	12.91%

Name and Address	Percentage Ownership
UBS Financial Services Inc. 1000 Harbour Blvd. Weehawken, NJ 07086	7.06%
Xtrackers MSCI EAFE Hedged Equity ETF
Name and Address	Percentage Ownership
Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	29.26%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	16.67%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.76%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.87%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	5.36%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	5.00%
Xtrackers MSCI Germany Hedged Equity ETF
Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	19.76%
Bank of America 200 N. College Street Charlotte, NC 28255	16.23%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	9.23%
Vanguard Fiduciary Trust Company Attn Outside Funds K14 P.O. Box 2600 Valley Forge, PA 19482-2600	7.65%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	7.17%
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	5.57%

Xtrackers MSCI Japan Hedged Equity ETF
Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	15.91%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	14.17%
J.P. Morgan Chase Bank, NA 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	12.25%
Vanguard Fiduciary Trust Company Attn Outside Funds K14 P.O. Box 2600 Valley Forge, PA 19482-2600	7.21%
The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	5.63%
Xtrackers MSCI Europe Hedged Equity ETF
Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	17.64%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.54%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	10.34%
UBS Financial Services Inc. 1000 Harbour Blvd. Weehawken, NJ 07086	8.47%
J.P. Morgan Chase Bank, NA 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	5.22%
Xtrackers MSCI All World ex US Hedged Equity ETF
Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	21.80%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	18.87%

Name and Address	Percentage Ownership
RBC Capital Markets, LLC 60 S. 6th St – P09 Minneapolis, MN 55402-4400	15.05%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	10.43%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.53%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.19%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Name and Address	Percentage Ownership
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	49.58%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	12.49%
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	12.18%
Charles Schwab & Co., Inc. 2423E. Lincoln Drive Phoenix, AZ 85016-1215	11.49%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	86.13%
Xtrackers Eurozone Equity ETF
Name and Address	Percentage Ownership
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	53.53%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	15.15%
E*TRADE Bank 671 North Glebe Road Arlington, VA 22203	9.12%

Name and Address	Percentage Ownership
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.03%
Bank of America 200 N. College Street Charlotte, NC 28255	6.37%
Xtrackers MSCI Eurozone Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	21.70%
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	20.94%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	12.20%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	11.21%
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	11.06%
Bank of America 200 N. College Street Charlotte, NC 28255	5.84%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.37%
Xtrackers Japan JPX Nikkei 400 Equity ETF
Name and Address	Percentage Ownership
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	29.52%
Charles Schwab & Co., Inc 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	12.84%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.13%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	9.36%

Name and Address	Percentage Ownership
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.57%
RBC Capital Markets, LLC 60 S. 6th St – P09 Minneapolis, MN 55402-4400	5.64%
Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	5.53%

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairman), Stephen R. Byers and J. David Officer

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairman of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairman), Stephen R. Byers and George O. Elston

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2020.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,000
George O. Elston(3)	$159,000
J. David Officer(4)	$144,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 33 funds as of December 31, 2020. The flat annual retainer for each Independent Board Member increased, effective January 1, 2021, to $165,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds. The annual retainer for the Chairperson of the Xtrackers funds increased to $35,000 effective January 1, 2021.
(3)
Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee. The annual retainer for the Chairperson of the Audit Committee of the Xtracker funds increased to $25,000 effective January 1, 2021.
(4)
The annual retainer for the Chairperson of the Nominating Committee of the Xtracker funds increased to $10,000 effective January 1, 2021.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$1 - $10,000
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Germany Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Japan Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Europe Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0

Xtrackers MSCI All World ex US Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers Eurozone Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 18,958,568,934	0	$0
Patrick Dwyer	25	$11,587,323,678	0	$0
Shlomo Bassous	25	$11,587,323,678	0	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 15,093,564,048	0	$0
Patrick Dwyer	25	$ 7,722,318,792	0	$0
Shlomo Bassous	25	$ 7,722,318,792	0	$0
Xtrackers MSCI Germany Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,060,179,849	0	$0
Patrick Dwyer	25	$ 11,688,934,593	0	$0
Shlomo Bassous	25	$ 11,688,934,593	0	$0

Xtrackers MSCI Japan Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 18,873,710,708	0	$0
Patrick Dwyer	25	$ 11,502,465,453	0	$0
Shlomo Bassous	25	$ 11,502,465,453	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 18,509,236,049	0	$0
Patrick Dwyer	25	$ 11,137,990,793	0	$0
Shlomo Bassous	25	$ 11,137,990,793	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 18,949,561,474	0	$0
Patrick Dwyer	25	$ 11,578,316,218	0	$0
Shlomo Bassous	25	$ 11,578,316,218	0	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,052,242,065	0	$0
Patrick Dwyer	25	$ 11,680,996,809	0	$0
Shlomo Bassous	25	$ 11,680,996,809	0	$0

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 18,332,764,096	0	$0
Patrick Dwyer	25	$10,961,518,840	0	$0
Shlomo Bassous	25	$10,961,518,840	0	$0
Xtrackers Eurozone Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,072,096,374	0	$0
Patrick Dwyer	25	$ 11,700,851,119	0	$0
Shlomo Bassous	25	$ 11,700,851,119	0	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,059,646,009	0	$0
Patrick Dwyer	25	$ 11,688,400,754	0	$0
Shlomo Bassous	25	$ 11,688,400,754	0	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,028,333,649	0	$0
Patrick Dwyer	25	$ 11,657,088,393	0	$0
Shlomo Bassous	25	$ 11,657,088,393	0	$0

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Germany Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Japan Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0

Xtrackers MSCI Europe Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0

Xtrackers Eurozone Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0

Xtrackers MSCI EAFE Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers MSCI Germany Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers MSCI Japan Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0

Xtrackers MSCI All World ex US Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers MSCI Eurozone Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0

Xtrackers MSCI Eurozone Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$716,904	$736
2020	$700,413	$1,450
2019	$861,263	$1,087
Xtrackers MSCI EAFE Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$13,150,027	$40,221
2020	$16,592,952	$80,946
2019	$18,953,920	$42,460
Xtrackers MSCI Germany Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$66,331	$106
2020	$82,172	$237
2019	$123,361	$221
Xtrackers MSCI Japan Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$905,522	$2,134
2020	$1,422,226	$5,051
2019	$3,750,428	$6,782

Xtrackers MSCI Europe Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$2,087,660	$3,750
2020	$3,391,052	$9,832
2019	$4,755,627	$8,585
Xtrackers MSCI All World ex US Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$432,443	$776
2020	$405,330	$1,748
2019	$431,461	$1,665
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$42,272	$68
2020	$52,946	$35
2019	$54,178	$11
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$1,083,180	$583
2020	$711,447	$358
2019	$407,144	$88
Xtrackers Eurozone Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$2,196	$1
2020	$4,079	$0
2019	$2,260	$177

Xtrackers MSCI Eurozone Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$74,975	$116
2020	$111,228	$415
2019	$167,899	$499
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$16,151	$22
2020	$24,647	$22
2019	$54,036	$5,384

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2021	2020
Xtrackers MSCI Emerging Markets Hedged Equity ETF	13%	20%
Xtrackers MSCI EAFE Hedged Equity ETF	8%	9%
Xtrackers MSCI Germany Hedged Equity ETF	15%	14%
Xtrackers MSCI Japan Hedged Equity ETF	12%	12%
Xtrackers MSCI Europe Hedged Equity ETF	9%	13%
Xtrackers MSCI All World ex US Hedged Equity ETF	14%	10%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	57%	40%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	57%	57%
Xtrackers Eurozone Equity ETF	14%	9%
Xtrackers MSCI Eurozone Hedged Equity ETF	10%	11%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	25%	12%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2021	$10,282
	2020	$11,067
	2019	$23,519
Xtrackers MSCI EAFE Hedged Equity ETF	2021	$81,773
	2020	$72,950
	2019	$85,135
Xtrackers MSCI Germany Hedged Equity ETF	2021	$481
	2020	$363
	2019	$722
Xtrackers MSCI Japan Hedged Equity ETF	2021	$3,512
	2020	$8,225
	2019	$21,665
Xtrackers MSCI Europe Hedged Equity ETF	2021	$12,808
	2020	$15,364
	2019	$18,213
Xtrackers MSCI All World ex US Hedged Equity ETF	2021	$5,278
	2020	$2,873
	2019	$3,838
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	2021	$2,656
	2020	$2,333

	Fiscal Year	Brokerage Commissions Paid by Fund
	2019	$2,780
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	2021	$24,520
	(1)2020	$17,532
	2019	$3,763
Xtrackers Eurozone Equity ETF	2021	$11
	2020	$62
	2019	$22
Xtrackers MSCI Eurozone Hedged Equity ETF	2021	$536
	2020	$510
	2019	$528
Xtrackers Japan JPX-Nikkei 400 Equity ETF	2021	$1,425
	(2)2020	$949
	2019	$166,945
(1) The fund experienced increased aggregate brokerage commissions in 2020 due to an increase in total assets.
(2) The fund experienced decreased aggregate brokerage commissions in 2020 due to a decrease in total assets.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI EAFE Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Barclays Capital, Inc.	$10,376,346
Credit Suisse Securities (USA) LLC	$6,195,299
NTT DOCOMO Inc	$2,250,548
UBS Securities LLC	$13,414,500
Xtrackers MSCI Germany Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI Japan Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
NTT DOCOMO Inc	$512,752

Xtrackers MSCI Europe Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Barclays Capital, Inc.	$2,293,852
Credit Suisse Securities (USA) LLC	$1,329,294
UBS Securities LLC	$2,981,564
Xtrackers MSCI All World ex US Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Barclays Capital, Inc.	$206,382
Credit Suisse Securities (USA) LLC	$116,202
NTT DOCOMO Inc	$52,023
UBS Securities LLC	$264,440
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Eurozone Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI Eurozone Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Flow Traders U.S. Institutional Trading LLC	$3,325
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
NTT DOCOMO Inc	$126,916
Sony Financial Holdings Inc	$818,278
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments

Xtrackers MSCI EAFE Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Germany Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Japan Hedged Equity ETF

Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Europe Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI All World ex US Hedged Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives

Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers Eurozone Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Eurozone Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements

Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between each fund and BNYM, BNYM is responsible for the administration and management of each fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the most recent fiscal year were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2021
	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$4,905	$198,455	$39	$15,145	$25,384
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$861	$52,586	$12	$2,114	$8,511
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$608	$30,985	$35	$1,746	$5,191
Administrative fees not included in revenue split	—	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—	—
Rebate (paid to borrower)	—	$4,750	—	$19	$3,972
Rebate (from borrower)	$8,055	$588,587	$163	$16,854	$105,402
Other fees not included in revenue split	—	—	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$6,587	$500,266	$116	$12,975	$87,728
Net income from securities lending activities	$11,492	$698,722	$156	$28,120	$113,113
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.

Securities Lending Activities – Income and Fees for Fiscal Year 2021
	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$3,400	$580	$52,992
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$1,317	$365	$14,144
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,026	$307	$10,515
Administrative fees not included in revenue split	—	—	—
Indemnification fees not included in revenue split	—	—	—
Rebate (paid to borrower)	$391	—	$136
Rebate (from borrower)	$16,936	$4,953	$159,729
Other fees not included in revenue split	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$14,202	$4,281	$134,933
Net income from securities lending activities	$17,602	$4,861	$187,925
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
Securities Lending Activities – Income and Fees for Fiscal Year 2021
	Xtrackers Eurozone Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF	Xtrackers Japan JPX-Nikkei 400 Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$255	$884	$1,164
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$64	$712	$167
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$36	$258	$101
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	$38	$336	$10
Rebate (from borrower)	$748	$9,949	$1,346
Other fees not included in revenue split	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$609	$8,644	$1,068
Net income from securities lending activities	$865	$9,527	$2,232
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers MSCI Emerging Markets Hedged Equity ETF	NYSE Arca, Inc.	233051101
Fiscal Year End: 5/31
Xtrackers MSCI EAFE Hedged Equity ETF	NYSE Arca, Inc.	233051200
Fiscal Year End: 5/31
Xtrackers MSCI Germany Hedged Equity ETF	NYSE Arca, Inc.	233051408
Fiscal Year End: 5/31
Xtrackers MSCI Japan Hedged Equity ETF	NYSE Arca, Inc.	233051507
Fiscal Year End: 5/31
Xtrackers MSCI Europe Hedged Equity ETF	NYSE Arca, Inc.	233051853
Fiscal Year End: 5/31
Xtrackers MSCI All World ex US Hedged Equity ETF	NYSE Arca, Inc.	233051820
Fiscal Year End: 5/31
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	NYSE Arca, Inc.	233051598
Fiscal Year End: 5/31
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	NYSE Arca, Inc.	233051713
Fiscal Year End: 5/31
Xtrackers Eurozone Equity ETF	Cboe BZX Exchange, Inc.	233051564
Fiscal Year End: 5/31
Xtrackers MSCI Eurozone Hedged Equity ETF	NYSE Arca, Inc.	233051697
Fiscal Year End: 5/31
Xtrackers Japan JPX-Nikkei 400 Equity ETF	NYSE Arca, Inc.	233051713
Fiscal Year End: 5/31

Statement of Additional Information
October 1, 2021
DBX ETF TRUST
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Cboe BZX Exchange, Inc.: ESHY

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Cboe BZX Exchange, Inc.: ESCR
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2021, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual and Semi-Annual Reports to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – Cboe BZX Exchange, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 1633 Broadway, 31st Floor, New York, New York 10019
“fund” or “series” – Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and/or Xtrackers Bloomberg US Investment Grade Corporate ESG ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
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Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Effective May 12, 2020, Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF was renamed Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF. Effective May 12, 2020, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF was renamed Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF. Effective August 24, 2021, Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF was renamed Xtrackers Bloomberg US Investment Grade Corporate ESG ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
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Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and Xtrackers Bloomberg US Investment Grade Corporate ESG ETF are each classified as a diversified fund. The fund’s election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
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Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements
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of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated May 31, 2021, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2020.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Independent Board Member:
Stephen R. Byers	None	None
George O. Elston	None	None
J. David Officer	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	Over $100,000
George O. Elston	None
J. David Officer	$50,001 - $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2020. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 31, 2021, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 31, 2021:
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Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	32.91%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	24.21%
Bank of America 200 N. College Street Charlotte, NC 28255	10.06%
Goldman Sachs & Co. LLC 30 Hudson St. Proxy Dept. Jersey City, NJ 07302	8.85%
Charles Schwab & Co., Inc. 2423 E. Lincoln Dr. Phoenix, AZ 85016-1215	7.12%
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	58.33%
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	18.78%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairman), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairman of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairman), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2020.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,000
George O. Elston(3)	$159,000
J. David Officer(4)	$144,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 33 funds as of December 31, 2020. The flat annual retainer for each Independent Board Member increased, effective January 1, 2021, to $165,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds. The annual retainer for the Chairperson of the Xtrackers funds increased to $35,000 effective January 1, 2021.
(3)
Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee. The annual retainer for the Chairperson of the Audit Committee of the Xtracker funds increased to $25,000 effective January 1, 2021.
(4)
The annual retainer for the Chairperson of the Nominating Committee of the Xtracker funds increased to $10,000 effective January 1, 2021.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Brandon Matsui	$0
Alexander Bridgeforth	$0
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Brandon Matsui	$0
Alexander Bridgeforth	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,057,943,779	0	$0
Brandon Matsui	7	$ 7,354,288,664	0	$0
Alexander Bridgeforth	7	$ 7,354,288,664	0	$0
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Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,067,224,774	0	$0
Brandon Matsui	7	$ 7,363,569,659	0	$0
Alexander Bridgeforth	7	$ 7,363,569,659	0	$0
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Brandon Matsui	5	$1,146,132,498	0	$0
Alexander Bridgeforth	5	$1,146,132,498	0	$0
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Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Brandon Matsui	5	$1,146,132,498	0	$0
Alexander Bridgeforth	5	$1,146,132,498	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
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Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services(1)	Amount Waived by DBX for Advisory Services
2021	$35,447	$113
2020	$31,614	$13,469
2019	$21,206	$12,477
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services(2)	Amount Waived by DBX for Advisory Services
2021	$13,824	$21
2020	$15,743	$59
2019	$22,540	$43
(1) Effective May 12, 2020, the Advisor’s Unitary Advisory Fee rate was reduced from 0.35% to 0.20% of the fund’s average daily net assets.
(2) Effective May 12, 2020, the Advisor’s Unitary Advisory Fee rate was reduced from 0.25% to 0.15% of the fund’s average daily net assets.
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Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2021	2020
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	(1)56%	113%
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	29%	57%
(1) Portfolio turnover decreased from 2020 to 2021 due to the completion of the transition of the fund from an interest rate hedged fund which caused higher than normal turnover.
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	2021	$0
	2020	$0
	2019	$61
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	2021	$0
	2020	$0
	2019	$0
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
BOFA Securities, Inc.	$85,710
CitiGroup Global Markets Inc.	$187,234
Goldman Sachs & Co.	$167,782
J.P. Morgan Securities LLC	$209,128
Morgan Stanley & Co. LLC	$125,396
The Bank of New York Mellon	$50,013
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Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
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Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Adjustable Rate Securities
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short Sales
Short-Term Instruments and Temporary Investments
Tax Risks
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Adjustable Rate Securities
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short Sales
Short-Term Instruments and Temporary Investments
Tax Risks
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Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between each fund and BNYM, BNYM is responsible for the administration and management of each fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the most recent fiscal year were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2021
	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$764	$126
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$257	$29
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$212	$35
Administrative fees not included in revenue split	—	—
Indemnification fees not included in revenue split	—	—
Rebate (paid to borrower)	$8	—
Rebate (from borrower)	$3,165	$334
Other fees not included in revenue split	—	—
Aggregate fees/compensation for securities lending activities and related services	$2,688	$270
Net income from securities lending activities	$3,453	$396
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
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Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Cboe BZX Exchange, Inc.	233051747
Fiscal Year End: 5/31
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	Cboe BZX Exchange, Inc.	233051739
Fiscal Year End: 5/31
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Statement of Additional Information
October 1, 2021
DBX ETF TRUST
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Cboe BZX Exchange, Inc.: ESEB
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the fund dated October 1, 2021, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual and Semi-Annual Reports to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – Cboe BZX Exchange, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 1633 Broadway, 31st Floor, New York, New York 10019
“fund” or “series” – Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with the fund and the Advisor’s commitment to pay substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
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Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Effective May 12, 2020, Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF was renamed Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF.
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by the fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF is classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with
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regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), (a) municipal securities with payments of principal or interest backed by the revenue of a specific
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project are considered to be issued by a member of the industry which includes such specific project and (b) securities of non-US sovereign entities are not considered to be issued by members of any industry.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, the fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
The fund has adopted a non-fundamental investment policy such that the fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst &
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Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated May 31, 2021, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in Xtrackers funds as of December 31, 2020.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	Over $100,000
George O. Elston	None
J. David Officer	$50,001 - $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2020. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 31, 2021, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of the fund’s shares as of August 31, 2021:
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Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Name and Address	Percentage Ownership
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	39.35%
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	32.04%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	9.56%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairman), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairman of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairman), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2020.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,000
George O. Elston(3)	$159,000
J. David Officer(4)	$144,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 33 funds as of December 31, 2020. The flat annual retainer for each Independent Board Member increased, effective January 1, 2021, to $165,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds. The annual retainer for the Chairperson of the Xtrackers funds increased to $35,000 effective January 1, 2021.
(3)
Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee. The annual retainer for the Chairperson of the Audit Committee of the Xtracker funds increased to $25,000 effective January 1, 2021.
(4)
The annual retainer for the Chairperson of the Nominating Committee of the Xtracker funds increased to $10,000 effective January 1, 2021.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Brandon Matsui	$0
Alexander Bridgeforth	$0
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$ 19,044,414,739	0	$0
Brandon Matsui	7	$ 7,340,759,624	0	$0
Alexander Bridgeforth	7	$ 7,340,759,624	0	$0
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
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Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Brandon Matsui	5	$1,146,132,498	0	$0
Alexander Bridgeforth	5	$1,146,132,498	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
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Part I: Appendix I-E—Service Provider Compensation
Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services(1)	Amount Waived by DBX for Advisory Services
2021	$94,289	$99
2020	$45,239	$125
2019	$35,427	$33
(1) Effective May 12, 2020, the Advisor’s Unitary Advisory Fee rate was reduced from 0.45% to 0.35% of the fund’s average daily net assets.
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Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2021	2020
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	35%	26%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	2021	$0
	2020	$0
	2019	$0
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
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Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short Sales
Short-Term Instruments and Temporary Investments
Tax Risks
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Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between the fund and BNYM, BNYM is responsible for the administration and management of the fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the most recent fiscal year were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2021
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$282
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split(1)	$56
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$161
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebate (paid to borrower)	—
Rebate (from borrower)	686
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$469
Net income from securities lending activities	$751
(1) Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
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Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Cboe BZX Exchange, Inc.	233051713
Fiscal Year End: 5/31
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Statement of Additional Information
October 1, 2021
DBX ETF TRUST
Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the fund dated October 1, 2021, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 1633 Broadway, 31st Floor, New York, New York 10019
“fund” or “series” – Xtrackers Municipal Infrastructure Revenue Bond ETF
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with the fund and the Advisor’s commitment to pay substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
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Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by the fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers Municipal Infrastructure Revenue Bond ETF is classified as a diversified fund. The fund’s election to be classified as diversified under the
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1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
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Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Under normal circumstances, have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, whose income is free from regular federal income tax. The fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s net assets that must be invested in municipal securities.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, the fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
The fund has adopted a non-fundamental investment policy such that the fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements
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of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated May 31, 2021, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in Xtrackers funds as of December 31, 2020.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Municipal Infrastructure Revenue Bond ETF
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	Over $100,000
George O. Elston	None
J. David Officer	$50,001 - $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2020. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 31, 2021, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of the fund’s shares as of August 31, 2021:
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Xtrackers Municipal Infrastructure Revenue Bond ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	20.27%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	18.09%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.84%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	11.42%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.81%
LPL LLC Omnibus Customer Account Attn Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	5.78%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairman), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairman of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairman), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2020.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,000
George O. Elston(3)	$159,000
J. David Officer(4)	$144,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 33 funds as of December 31, 2020. The flat annual retainer for each Independent Board Member increased, effective January 1, 2021, to $165,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds. The annual retainer for the Chairperson of the Xtrackers funds increased to $35,000 effective January 1, 2021.
(3)
Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee. The annual retainer for the Chairperson of the Audit Committee of the Xtracker funds increased to $25,000 effective January 1, 2021.
(4)
The annual retainer for the Chairperson of the Nominating Committee of the Xtracker funds increased to $10,000 effective January 1, 2021.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$100,001 - $500,000
Brandon Matsui	$100,001 - $500,000
Alexander Bridgeforth	$0
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$18,936,969,026	0	$0
Brandon Matsui	7	$7,233,313,911	0	$0
Alexander Bridgeforth	7	$7,233,313,911	0	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
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Xtrackers Municipal Infrastructure Revenue Bond ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Brandon Matsui	5	$1,146,132,498	0	$0
Alexander Bridgeforth	5	$1,146,132,498	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
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Part I: Appendix I-E—Service Provider Compensation
Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$174,167	$0
2020	$116,392	$0
2019(1)	$148,481	$17,552
(1) Effective February 12, 2019, the Advisor’s Unitary Advisory Fee rate was reduced from 0.30% to 0.15% of the fund’s average daily net assets. Beginning November 30, 2018 through February 12, 2019, however, the Advisor received a reduced Unitary Advisory Fee due to a voluntary expense limitation in effect during that period that limited the fund’s operating expenses to 0.15% of the fund’s average daily net assets.
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Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2021	2020
Xtrackers Municipal Infrastructure Revenue Bond ETF	10%	12%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers Municipal Infrastructure Revenue Bond ETF	2021	$0
	2020	$0
	2019	$0
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers Municipal Infrastructure Revenue Bond ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
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Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Commodity Pool Operator Exclusion
Delayed Delivery Transactions
Fixed Income Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Municipal Securities Risk
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Tax Risks
When-Issued Securities
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Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between the fund and BNYM, BNYM is responsible for the administration and management of the fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the most recent fiscal year were as follows:
Xtrackers Municipal Infrastructure Revenue Bond ETF
The fund had no securities lending activity during its most recent fiscal year.
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Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Municipal Infrastructure Revenue Bond ETF	NYSE Arca, Inc.	233051705
Fiscal Year End: 5/31
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Statement of Additional Information
October 1, 2021
DBX ETF TRUST
Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers MSCI China A Inclusion Equity ETF
NYSE Arca, Inc.: ASHX

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

Xtrackers MSCI All China Equity ETF
NYSE Arca, Inc.: CN
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2021, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“Subadvisor” or “HGI” – Harvest Global Investments Limited, 31/F One Exchange Square, 8 Connaught Place, Central, Hong Kong
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 1633 Broadway, 31st Floor, New York, New York 10019
“fund” or “series” – Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI China A Inclusion Equity ETF and/or Xtrackers MSCI All China Equity ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement,
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interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act.
Effective August 11, 2014, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. db X-trackers Harvest CSI 300 China A-Shares ETF was renamed Deutsche X-trackers Harvest CSI 300 China A-Shares ETF; db X-trackers Harvest CSI 500 China A-Shares Small Cap Fund was renamed Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and db X-trackers Harvest MSCI All China Equity Fund was renamed Deutsche X-trackers MSCI All China Equity ETF.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. Deutsche X-trackers Harvest CSI 300 China A-Shares ETF was renamed Xtrackers Harvest CSI 300 China A-Shares ETF; Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF was renamed Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF; Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF was renamed Xtrackers CSI 300 China A-Shares Hedged Equity ETF; and Deutsche X-trackers MSCI All China Equity ETF was renamed Xtrackers MSCI All China Equity ETF.
Effective June 1, 2018, Xtrackers CSI 300 China A-Shares Hedged Equity ETF was renamed Xtrackers MSCI China A Inclusion Equity ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
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Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI All China Equity ETF are each classified as a diversified fund. The fund’s election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. For Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China
A-Shares Small Cap ETF, in reliance on no-action relief furnished by the SEC, the fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry; except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
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(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
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Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated May 31, 2021, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2020.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Harvest CSI 300 China A- Shares ETF	Xtrackers MSCI China A Inclusion Equity ETF	Xtrackers Harvest CSI 500 China A- Shares Small Cap ETF	Xtrackers MSCI All China Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None
George O. Elston	None	None	None	None
J. David Officer	None	None	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	Over $100,000
George O. Elston	None
J. David Officer	$50,001 - $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2020. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 31, 2021, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 31, 2021:
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Xtrackers Harvest CSI 300 China A-Shares ETF
Name and Address	Percentage Ownership
Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	25.46%
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	11.50%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	6.52%
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	6.21%
HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018	5.13%
The Northern Trust Company 801 S. Canal Street Attn: Capital Structures C1N Chicago, IL 60607	5.05%
Xtrackers MSCI China A Inclusion Equity ETF
Name and Address	Percentage Ownership
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	86.20%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name and Address	Percentage Ownership
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	26.66%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	13.49%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.52%
Interactive Brokers 8 Greenwich Office Park Greenwich, CT 06831	7.20%
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Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	6.90%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302-3997	5.69%
Xtrackers MSCI All China Equity ETF
Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302-3997	40.67%
J.P. Morgan Chase Bank, NA 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	15.12%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	10.03%
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	5.53%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.49%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.43%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairman), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairman of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairman), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2020.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,000
George O. Elston(3)	$159,000
J. David Officer(4)	$144,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 33 funds as of December 31, 2020. The flat annual retainer for each Independent Board Member increased, effective January 1, 2021, to $165,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds. The annual retainer for the Chairperson of the Xtrackers funds increased to $35,000 effective January 1, 2021.
(3)
Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee. The annual retainer for the Chairperson of the Audit Committee of the Xtracker funds increased to $25,000 effective January 1, 2021.
(4)
The annual retainer for the Chairperson of the Nominating Committee of the Xtracker funds increased to $10,000 effective January 1, 2021.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers Harvest CSI 300 China A-Shares ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Kevin Sung	$0
Tom Chan	$0
Hubert Shek	$0
Xtrackers MSCI China A Inclusion Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Kevin Sung	$0
Tom Chan	$0
Hubert Shek	$0
Xtrackers MSCI All China Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
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Xtrackers Harvest CSI 300 China A-Shares ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Kevin Sung	1	$39,994,403	0	$0
Tom Chan	1	$39,994,403	0	$0
Hubert Shek	1	$39,994,403	0	$0
Xtrackers MSCI China A Inclusion Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$19,059,256,931	0	$0
Patrick Dwyer	25	$11,688,011,675	0	$0
Shlomo Bassous	25	$11,688,011,675	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Kevin Sung	1	$2,719,545,248	0	$0
Tom Chan	1	$2,719,545,248	0	$0
Hubert Shek	1	$2,719,545,248	0	$0
Xtrackers MSCI All China Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	33	$19,040,179,054	0	$0
Patrick Dwyer	25	$11,668,933,798	0	$0
Shlomo Bassous	25	$11,668,933,798	0	$0
I-13

Xtrackers Harvest CSI 300 China A-Shares ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	5	$998,414,637	0	$0
Tom Chan	5	$998,414,637	0	$0
Hubert Shek	5	$998,414,637	0	$0
Xtrackers MSCI China A Inclusion Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	5	$998,414,637	0	$0
Tom Chan	5	$998,414,637	0	$0
Hubert Shek	5	$998,414,637	0	$0
Xtrackers MSCI All China Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
I-14

Xtrackers Harvest CSI 300 China A-Shares ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	0	$0	0	$0
Tom Chan	0	$0	0	$0
Hubert Shek	0	$0	0	$0
Xtrackers MSCI China A Inclusion Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	0	$0	0	$0
Tom Chan	0	$0	0	$0
Hubert Shek	0	$0	0	$0
Xtrackers MSCI All China Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	27	$4,074,810,238	0	$0
Patrick Dwyer	22	$2,928,677,740	0	$0
Shlomo Bassous	22	$2,928,677,740	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
I-15

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers Harvest CSI 300 China A-Shares ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$14,373,588	$0
2020	$10,992,752	$0
2019	$8,010,936	$0
Xtrackers MSCI China A Inclusion Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$77,188	$224
2020	$111,453	$460
2019(1)	$200,403	$522
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$229,802	$0
2020	$296,668	$0
2019	$221,674	$0
Xtrackers MSCI All China Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2021	$138,562	$69,228
2020	$223,673	$107,959
2019(2)	$504,539	$277,101
(1) Effective June 1, 2018, the fund’s Unitary Advisory Fee was reduced from 0.70% to 0.60% of the fund’s average daily net assets.
(2) Effective July 17, 2018, the fund’s Unitary Advisory Fee was reduced from 0.60% to 0.50% of the fund’s average daily net assets.
I-16

Xtrackers MSCI All China Equity ETF
The following waivers are in effect:
To the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed, until November 14, 2024, to waive fees and/or reimburse the fund's expenses to limit the fund's current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund's fees and expenses attributable to the fund's investments in the affiliated funds. In addition, the Advisor has contractually agreed until September 30, 2022, to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.50% of the fund’s average daily net assets. These agreements may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
I-17

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2021	2020
Xtrackers Harvest CSI 300 China A-Shares ETF	78%	115%
Xtrackers MSCI China A Inclusion Equity ETF	33%	27%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	34%	48%
Xtrackers MSCI All China Equity ETF	8%	14%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers Harvest CSI 300 China A-Shares ETF	2021	$3,246,386
	(1)2020	$3,117,715
	2019	$2,183,036
Xtrackers MSCI China A Inclusion Equity ETF	(2)2021	$4,991
	2020	$38,009
	(2)2019	$85,984
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	(3)2021	$19,571
	2020	$69,547
	2019	$55,647
Xtrackers MSCI All China Equity ETF	(4)2021	$676
	(4)2020	$12,264
	2019	$52,854
(1)Xtrackers Harvest CSI 300 China A-Shares ETF experienced increased aggregate brokerage commissions in 2020 due to an increase in total assets as well as an increase in subscription and redemption activity.
(2)Xtrackers MSCI China A Inclusion Equity ETF experienced increased aggregate brokerage commissions in 2019 due to a change in the fund’s investment strategy in addition to an increase in total assets as well as an increase in subscription activity. Xtrackers MSCI China A Inclusion Equity ETF experienced decreased aggregate brokerage commissions in 2021 due to decreased shareholder activity.
(3)Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF experienced decreased aggregate brokerage commissions in 2021 due to a decrease in total assets as well as a decrease in subscription and redemption activity.
(4)Xtrackers MSCI All China Equity ETF experienced decreased aggregate brokerage commissions in 2020 due to a decrease in total assets. Xtrackers MSCI All China Equity ETF experienced decreased aggregate brokerage commissions in 2021 due to decreased shareholder activity.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
I-18

Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers Harvest CSI 300 China A-Shares ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI China A Inclusion Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI All China Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-19

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers Harvest CSI 300 China A-Shares ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI China A Inclusion Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
I-20

Short-Term Instruments and Temporary Investments

Xtrackers MSCI All China Equity ETF (and the Underlying Fund in which the fund invests)
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Special Taxation Risks for Funds that Invest in Underlying Funds
I-21

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between each fund and BNYM, BNYM is responsible for the administration and management of each fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the most recent fiscal year were as follows:
Xtrackers Harvest CSI 300 China A-Shares ETF
The fund had no securities lending activity during its most recent fiscal year.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The fund had no securities lending activity during its most recent fiscal year.
Securities Lending Activities – Income and Fees for Fiscal Year 2021
	Xtrackers MSCI China A Inclusion Equity ETF	Xtrackers MSCI All China Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$40	$3,458
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$62	$2,241
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$20	$1,014
Administrative fees not included in revenue split	—	—
Indemnification fees not included in revenue split	—	—
Rebate (paid to borrower)	—	—
Rebate (from borrower)	$874	$29,631
Other fees not included in revenue split	—	—
Aggregate fees/compensation for securities lending activities and related services	$791	$26,376
Net income from securities lending activities	$831	$29,834
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
I-22

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Harvest CSI 300 China A-Shares ETF	NYSE Arca, Inc.	233051879
Fiscal Year End: 5/31
Xtrackers MSCI China A Inclusion Equity ETF	NYSE Arca, Inc.	233051523
Fiscal Year End: 5/31
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	NYSE Arca, Inc.	233051754
Fiscal Year End: 5/31
Xtrackers MSCI All China Equity ETF	NYSE Arca, Inc.	233051762
Fiscal Year End: 5/31
I-23

Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the Xtrackers funds. Unless otherwise noted, the use of the term “fund” applies to each of the Xtrackers funds of the Trust.
Management of the Funds
Investment Advisor. DBX Advisors LLC, located at 875 Third Avenue, New York, New York 10022, serves as investment advisor to each fund pursuant to an Investment Advisory Agreement between the Trust and the Advisor. The Advisor is a Delaware limited liability company and was registered as an investment advisor under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”).
DBX Advisors LLC and its advisory affiliates (“DWS Service Providers”) have sought and obtained a permanent order from the Securities and Exchange Commission providing exemptive relief under Section 9 of the Investment Company Act of 1940, as amended, on which the DWS Service Providers rely in connection with the continued provision of investment advisory services to the funds and other registered investment companies.
Terms of the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of each fund, manages and administers the Trust and manages the duties of the investment and reinvestment of each fund’s assets.
Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the funds (including the payments to a Subadvisor, if any, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members in respect of the Independent Board Members’ service to the fund, legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.
The Investment Advisory Agreement with respect to each fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Advisory Agreement with respect to each fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The annual Unitary Advisory Fee rate for each fund is set forth in Part II – Appendix II-C.
Subadvisor (applicable only to those funds that have a Subadvisory arrangement as described in Part I). The Subadvisor serves as Subadvisor to a fund pursuant to the terms of an Investment Sub-Advisory Agreement between it and DBX (Subadvisory Agreement).
Harvest Global Investments Limited (HGI), located at 31/F One Exchange Square, 8 Connaught Place, Central, Hong Kong, serves as the investment Subadvisor to all the assets of two funds. HGI is an investment advisor registered with the SEC. In addition, HGI is an affiliate of DWS Group.
Terms of the Subadvisory Agreements. Pursuant to the terms of the applicable Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DBX may, from time to time, reasonably request.
Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the Subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DBX, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DBX or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Investment Advisory Agreement.
Under each Subadvisory Agreement between DBX and a Subadvisor, DBX, not a fund, pays the Subadvisor a Subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DBX from a fund. The Subadvisor fee is paid directly by DBX at specific rates negotiated between DBX and the Subadvisor. No fund is responsible for paying the Subadvisor.
Codes of Ethics. Each fund, the Advisor, the Distributor, and, if applicable, each fund’s subadvisor(s) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and the Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s or Subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C, respectively.
Other Service Providers
Administrator. BNYM serves as administrator for each fund. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each fund. In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Custodian. BNYM serves as custodian for each fund. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each fund, keeps all necessary accounts and records and provides other services. BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the US. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Transfer Agent. BNYM serves as transfer agent for each fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent for each fund’s authorized and issued Shares and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Fund Legal Counsel. Provides legal services to the funds.
Independent Trustee Legal Counsel. Serves as legal counsel to the Independent Board Members.
Distributor. ALPS serves as the Distributor for each fund. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority.
The Distribution Agreement for each fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Board Members, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Fund Organization
Shares. The Trust currently is comprised of separate investment series or portfolios called funds. The Trust issues Shares of beneficial interest in each fund with no par value. The Board may designate additional funds.
Each Share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Each Share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to share holders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of Board Members. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).
Termination of the Trust or a Fund. The Trust or a fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.
Purchase and Redemption of Shares
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the “Investing in the Funds” section of the fund’s

Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of fund Shares, there are fewer than 50 beneficial owners of Shares of the fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a fund is based is no longer calculated or available, (iii) the IOPV of a fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a fund from listing and trading upon termination of the fund.
In order to provide additional information regarding the indicative value of Shares of the fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time because the current portfolio of the fund may include securities that are not a part of the current Deposit Securities. Therefore, a fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the US dollar and the applicable currency.
The Trust reserves the right to adjust the Share prices of funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.
DTC as Securities Depository for Shares of the funds. Shares of each fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each fund held by each DTC

Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells Shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt, on any Business Day, of an order in proper form. Information on a fund’s Creation Units can be found in the Prospectus.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
As of the date of this SAI, each Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of a fund generally consists of the in-kind (except for Xtrackers MSCI China A Inclusion Equity ETF, Xtrackers Harvest CSI 300 China A-Shares ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash) deposit of a designated portfolio of securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.
The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Advisor makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given fund until such time as the next-announced Fund Deposit is made available.
The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant fund, or resulting from stock splits and other corporate actions. For Xtrackers MSCI China A Inclusion Equity ETF, Xtrackers Harvest CSI 300 China A-Shares ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Creation Units are purchased principally for cash.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor.
The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.
Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Advisor and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each applicable fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.
The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.
Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.
Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom orders (consisting of a basket of securities or cash that differs from a published or transacted Fund Deposit) until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Orders to create Shares of a fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.
The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Advisor, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Advisor make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and any other cash amounts which may be due have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).
To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in US dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.
In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate Beneficial Owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.
Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances. Each fund’s standard creation transaction fee is set forth in the Prospectus.
Redemption of Creation Units. Shares of a fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Redemptions are effected primarily in-kind, except for Xtrackers MSCI China A Inclusion Equity ETF, Xtrackers Harvest CSI 300 China A-Shares ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash. In the case of in-kind redemptions, the Advisor makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Each fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.
Unless cash redemptions are available or specified for a fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.
Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant fund. The standard redemption transaction fees are set forth in the Prospectus. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth in the Prospectus). APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.
The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.
Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a fund’s remaining shareholders.
The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.
A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.
Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.
A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-US jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable US federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).
The right of redemption may be suspended or the date of payment postponed with respect to any fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.
An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.
Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Compensation of Financial Intermediaries
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of fund Shares. Such Soliciting Dealers must also be APs.
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor currently pays the Distributor, from the Advisor’s own resources, for such purposes.
The Advisor and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the fund or other funds advised by the Advisor or its affiliates. Any payments made by Xtrackers Entities will be made from their own assets and not from the assets of the fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the fund and other Xtrackers funds, payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of the fund or other Xtrackers funds. Xtrackers Entities may make payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the fund or materials relating to other Xtrackers funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make payments to Intermediaries that make shares of the fund and certain other Xtrackers funds available to their clients or for otherwise promoting the fund and other Xtrackers funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment advisor it will recommend or make available to its clients or contacts or what services to provide for various products based on payments it receives or is eligible to receive, payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the fund and other Xtrackers funds or their investment advisor over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.
Xtrackers Entities may determine to make payments based on any number of metrics. For example, Xtrackers Entities may make payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the fund or other Xtrackers funds.
Certain Xtrackers Entities have established revenue sharing arrangements to make Payments to Intermediaries that make fund shares available to their clients or otherwise promote certain funds. Pursuant to these arrangements, Intermediaries have agreed to promote certain funds to their customers and to not charge certain of their customers any commissions on the purchase or sale of fund shares. Payments made pursuant to these arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the Payments described in the preceding sentence may be subject to certain minimum payment levels.
The Advisor may also enter into agreements with financial intermediaries relating to the use of Xtracker funds in third-party model portfolios.
Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II—Appendix II-D will receive revenue sharing payments at different points during the coming year as described above.
Other Payments to Financial Intermediaries. In addition to the above-described payments, the Advisor or an affiliate may, from its own resources, pay fees to financial intermediaries who sell shares of Xtracker funds for other products or services offered by the intermediaries. Such payments may be in the form of licensing fees for access to various kinds of analytical data.
Anti-Money Laundering Requirements. The funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the US financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a fund to verify their identity. Each fund also reserves the right to redeem any amounts in a fund from persons whose identity it is unable to verify on a timely basis. It is the funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Investments
Investments, Practices and Techniques, and Risks
Part II - Appendix II-E includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in the fund’s prospectus.
Portfolio Transactions
The Advisor and/or subadvisor assume general supervision over placing orders on behalf of the funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Advisor’s and/or subadvisor’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor and/or subadvisor based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Advisor and/or subadvisor may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Advisor and/or subadvisor determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Advisor and/or subadvisor may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Advisor and/or subadvisor may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.
The funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Advisor and/or subadvisor manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the funds and one or more other accounts managed or advised by the Advisor and/or subadvisor are considered at or about the same time, transactions in such securities are allocated among the funds and the other accounts in a manner deemed equitable to all by the Advisor and/or subadvisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the funds. The Advisor and/or subadvisor from time to time deals, trades and invests for their own account in the types of securities in which the funds may invest. The Advisor and/or subadvisor may effect trades on behalf of and for the account of the funds with brokers or dealers that are affiliated with the Advisor and/or subadvisor, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.
Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Advisor and/or subadvisor, if applicable, based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.
Portfolio Holdings Information
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.
Each fund’s portfolio holdings are publicly disseminated each day the funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the NSCC. The basket represents one Creation Unit of each fund. The Trust, the Advisor and the Administrator will not disseminate non-public information concerning the Trust.
Net Asset Value
Each fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index (the “Deposit Securities”), together with the Cash Component. For Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, each fund offers and issues Shares at their NAV per Share only in Creation Units, generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares trade in the secondary market at market prices that may be at, above or below NAV. Information on the Exchange on which each fund trades is set forth in Part I – Appendix I-I.
Proxy Voting
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. Each fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates. The Policies and Guidelines are included in Part II— Appendix II-G.
You may obtain information about how each fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at dws.com/en-us/resources/proxy-voting.

Miscellaneous
A fund’s prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings (as of the date of each rating agency’s annual ratings publication or other current ratings publication, as applicable) which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.
The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
SPUR (S&P Global Ratings Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
S&P Global Market Intelligence Earnings and Dividend Rankings for Common Stocks
S&P Global Market Intelligence, an affiliate of S&P Global Ratings, has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company’s earnings and dividends.
The Quality Rankings System attempts to capture the long-term growth and stability of earnings and dividends record in a single system. In assessing Quality Rankings, S&P Global Market Intelligence recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.
The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.
The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years – a period long enough to measure significant secular (long-term) growth, capture indications of changes in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.
The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits (in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.
A+	Highest	B+	Average	C	Lowest
A	High	B	Below Average	D	In Reorganization
A–	Above Average	B–	Low	LIQ	Liquidation
The ranking system grants some exceptions to the pure quantitative rank. Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume (higher sales are viewed as better for stability). If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model’s rank is automatically changed to D.
Fitch Ratings Long-Term Ratings
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects Fitch’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
Fitch Ratings Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.
The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.
The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.
Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.
Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953)Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	35	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018- present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010- 2013).	35	-
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006- 2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	(Chairman of) Ilex Management Ltd; Old Westbury Funds

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present
Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and
Manager and Chief Operating Officer of the Advisor (2016–present). Formerly: Chief
Operating Officer in the Americas for the Traditional Asset Classes Department (2014–
2020); Manager and Chief Operating Officer of DWS Investment Management
Americas, Inc. (2018–2020); Global Chief Operating Officer for Equities Technology in
the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating
Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019- present
Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment
Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US
registered investment companies advised by DWS Investment Management Americas,
Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).

Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present
AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas,
Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset
Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief
Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS
Distributors, Inc. (2019-present); Vice President in Deutsche Bank’s Global Markets
Legal, Risk and Capital Division (2010-2012).

Bryan Richards(4) (1978) Vice President, 2016-present
Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment
Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset
Management Department at DWS (2011-present); Primary Portfolio Manager for the
PowerShares DB Commodity ETFs (2011-2015).

John Millette(5) (1962) Secretary, 2020-present
Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS
Investment Management Americas, Inc.; Vice President and Secretary of DWS US
registered investment companies advised by DWS Investment Management Americas,
Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc.
(2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice
President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011-present); formerly: Secretary of Deutsche Investment Management Americas
Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

Caroline Pearson (5) (1962) Assistant Secretary, 2020- present
Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management
Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal
Officer, DBX Advisors LLC (2020-present); Chief Legal Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017);
Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX
Strategic Advisors LLC (2020-2021).

Paul Antosca(5) (1957) Assistant Treasurer, 2019- present
Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.;
Assistant Treasurer for DWS US registered investment companies advised by DWS
Investment Management Americas, Inc. (2007-present).

Jeffrey Berry(5) (1959) Assistant Treasurer, 2019- present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019- present
Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment
Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present);
Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018-present).

Christina A. Morse(6) (1964) Assistant Secretary, 2017- present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Michelle Goveia-Pine(4)(1970) Interim Anti-Money Laundering Compliance Officer, since July 9, 2020
Anti-Financial Crime & Compliance US (Regional Head), of DWS Investment
Management Americas, Inc.; Interim AML Officer, DWS Trust Company (since July 28,
2020); and Interim AML Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since July 10, 2020); Interim AML
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (since July 24, 2020).

(1)
The length of time served is represented by the year in which the Board Member joined the Board.
(2)
As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(3)
The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)
Address: 875 Third Avenue, New York, New York 10022.
(5)
Address: 100 Summer Street, Boston, MA 02110.
(6)
Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.
Certain officers hold similar positions for other investment companies for which DBX or an affiliate serves as the Advisor.
Board Member Qualifications
The Board has concluded that, based on each Board Member’s experience, qualifications and attributes, each Board Member should serve as a Board Member. Following is a brief summary of the information that led to this conclusion:
Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing registered investment companies through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary - Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.
Through Mr. Elston’s prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc. and Chief Financial Officer of Enzyvant.
Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by DBX or its Affiliates
Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:
Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component);
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component); and
Reward outstanding contributions at the junior levels through the discretionary Recognition Award.
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
Notional fund investments;
Restricted equity, notional equity;
Restricted cash; or
Such other form as DWS may decide in its sole discretion.
•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.
•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is an InstVV [CRD IV EU Directive4] Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to a suite of flagship funds managed by the DWS ETF platform.

To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to a fund’s underlying index:
•
Quantitative measures (e.g. tracking error and tracking difference) are utilized to measure performance.
•
Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and their affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor, and their affiliate’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by HGI
Compensation
HGI compensates the funds’ portfolio managers for their management of the funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
HGI is affiliated with DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.

Part II: Appendix II-C—Contractual Fee Rates of Service Providers
Fees payable to DBX for investment advisory services
The Unitary Advisory Fee for each fund, at the annual percentage rate of daily net assets, is indicated below:
Fund Name	Unitary Advisory Fee Rate
MSCI Currency Hedged Funds
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Specialty Funds
Xtrackers International Real Estate ETF	0.12%
Equity Funds
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF	0.15%
Xtrackers Eurozone Equity ETF	0.09%
Xtrackers FTSE Developed Ex US Multifactor ETF	0.35%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.09%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE ESG Leaders Equity ETF	0.14%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF	0.20%
Xtrackers MSCI Kokusai Equity ETF	0.09%
Xtrackers MSCI USA ESG Leaders Equity ETF	0.10%
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF	0.19%
Xtrackers Russell US Multifactor ETF	0.17%
Xtrackers S&P 500 ESG ETF	0.11%
Xtrackers S&P MidCap 400 ESG ETF	0.15%
Xtrackers S&P SmallCap 600 ESG ETF	0.15%
China Funds
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.50%
Xtrackers MSCI China A Inclusion Equity ETF	0.60%
Fixed Income Funds
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	0.15%

Fund Name	Unitary Advisory Fee Rate
Xtrackers High Beta High Yield Bond ETF	0.35%
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	0.35%
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	0.20%
Xtrackers Low Beta High Yield Bond ETF	0.25%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
Xtrackers Short Duration High Yield Bond ETF	0.20%
Xtrackers USD High Yield Corporate Bond ETF	0.20%

Part II: Appendix II-D—Firms With Which DBX Has Revenue Sharing Arrangements
The list of financial representatives below is as of the date of this SAI. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since the date of this SAI are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
Pershing LLC
TD Ameritrade, Inc.
Dorsey, Wright & Associates, LLC

Part II: Appendix II-E—Investments, Practices and Techniques, and Risks
To the extent that a fund invests in an Underlying Fund, or one or more affiliated funds, certain of these risks would also apply to that fund.
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.
If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
LIBOR, the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. During this period, it is unclear whether LIBOR will continue to be available or whether it will continue to be deemed to be an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for a fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect a fund’s performance or net asset value.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Credit Facility. To the extent that a fund and other affiliated funds (“Participants”) participate, a fund may share in a revolving credit facility provided by a syndication of banks. A fund may borrow money under a credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. Participants are charged an annual commitment fee as well as other fees associated with the credit facility, paid by the Advisor out of a fund’s unitary advisory fee, which is allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the SZSE and SSE. Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the CSRC. QFIs have also registered to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). The SSE and SZSE are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The SSE and SZSE are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or the ZSE. Both classes represent an ownership interest comparable to a share of common stock andall shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the SSE and SZE in RMB.
A fund may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the SSE and SZSE, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
A fund may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.
A fund may be exposed to securities listed on the Science and Technology Innovation Board (“STAR Board”) of the SSE and the ChiNext market of the SZSE. Such investments will be subject to the following risks and may result in significant losses for the fund and its investors. Listed companies on ChiNext market and/or STAR Board are usually of emerging nature with smaller operating scale. Listed companies on ChiNext market and STAR Board are subject to wider price fluctuation limits, and due to higher entry thresholds for investors may have limited liquidity, compared to other boards. Hence, companies listed on these boards are subject to higher fluctuation in stock prices and liquidity risks and have higher risks and turnover ratios than companies listed on the main board. Stocks listed on ChiNext market and/or STAR Board may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. The rules and regulations regarding companies listed on the ChiNext market and STAR Board are less stringent in terms of profitability and share capital than those in the main boards. It may be more common and faster for companies listed on ChiNext market and/or STAR Board to delist. ChiNext market and STAR Board have stricter criteria for delisting compared to the main boards. This may have an adverse impact on the fund if the companies that it invests in are delisted. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR Board may be concentrated in a small number of stocks and subject the fund to higher concentration risk.
A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, certain funds from time to time where the relevant A-Shares may be sold or purchased on the SSE and SZSE, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a fund if A-Shares are not available or not available in sufficient amounts.
A-Share Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s Stock Connect investments and/or Subadvisor’s QFI status become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RIC”) under the Internal Revenue Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (BT) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders. The applicability of reduced treaty rates of withholding in the case of a QFI acting for a foreign investor such as the fund is also uncertain.
The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or the Subadvisor with respect to the fund’s investments.
As described below under “Taxes,” each fund may elect, for US federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a fund as paid by its shareholders. Even if a fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general US tax principles.

In addition, to the extent a fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect a fund. Each fund may also may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each fund.
Disclosure of Interests and Short Swing Profit Rule. A fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a fund would be required to report information which includes, but is not limited to: (a) information about a fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of a fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.
If the 5% shareholding threshold is triggered by a fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulations.
Once a fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine a fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph shall not exercise the voting right of the securities that exceed the threshold within 36 months after purchasing them. Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, SSE requirements currently require a fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Economic, political and social risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.
Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of a fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of a fund’s portfolio securities.
Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment.
Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of each fund, and may have an unpredictable impact on a fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of an Underlying Index and as a result the performance of a fund.
Investing through Stock Connect. In seeking to track its underlying index, a fund may also invest in A-Shares listed and traded through Stock Connect. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”), and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading People’s Republic of China

(“PRC”) listed securities (“Northbound”) and PRC investors trading Hong Kong listed securities (“Southbound”) trading through the relevant Stock Connect. Accordingly, each fund’s direct investments in A-Shares will be limited by the Daily Quotas that limit total purchases through Stock Connect.
A fund may invest in A-Shares listed and traded on the SSE and SZSE through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to the Daily Quota. The Daily Quota does not belong to a fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect a fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. the PRC). Therefore, a fund’s investments in Stock Connect A-Shares are subject to PRC securities regulations and listing rules, among other restrictions. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. the PRC). Therefore, a fund’s investments in Stock Connect A-Shares are subject to PRC securities regulations and listing rules, among other restrictions.
While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact a fund’s performance. However, a fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK) to maintain its holdings in A-Shares under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as a fund. Provided that there is sufficient holding in the SPSA when a broker inputs a fund’s sell order, a fund will be able to dispose of its holdings of A-Shares (as opposed to the practice of transferring A-Shares to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for a fund will enable it to dispose of its holdings of A-Shares in a timely manner.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject a fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, a fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect a fund’s performance.
A fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in CCASS maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a fund as the Beneficial Owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts.

The exact nature and methods of enforcement of the rights and interests of a fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and a fund’s ability to achieve its investment objective may be adversely affected.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors currently are exempt from paying capital gains or business taxes (later, value-added tax) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value. Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including a fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a fund’s investments and returns.
PRC Broker and PRC Custodian Risk. The Subadvisor is responsible for selecting PRC Brokers to execute transactions for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF and the Advisor is responsible for selecting PRC Brokers to execute transactions for Xtrackers MSCI China A Inclusion Equity ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each fund will rely on only one PRC Broker for each stock exchange (the SSE and SZSE) in the PRC, which may be the same PRC Broker. As such a fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each fund. If a single PRC Broker is appointed, each fund may not necessarily pay the lowest commission available in the market. However, in their selection of a PRC Broker(s), the Advisor and/or Subadvisor will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the fund and affect the ability of the fund to track its Underlying Index, causing a premium or a discount to the trading price of the fund’s Shares.
With respect to the funds which invest in A-Shares through the Subadvisor’s QFI status, the Subadvisor is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the QFI regulations and market practice, the securities and cash accounts for a fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Subadvisor as the QFI holder and each fund. Each fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a fund’s deposit accounts and oversees each fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China (“PBOC”). A-Shares that are traded on the SSE or SZSE are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Subadvisor, in its capacity as a QFI, on behalf of a fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the fund and the Subadvisor as the QFI. If the Advisor obtains a QFI license in the future with respect to the Xtrackers MSCI China A Inclusion Equity ETF, the same considerations would apply.
The assets held or credited in a fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a fund will not have any proprietary rights to the cash deposited in such cash account(s), and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.
There is a risk that each fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Advisor and the Subadvisor will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a fund’s assets. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent the fund invests in Xtrackers China A-Shares ETFs.
PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.
Renminbi (RMB). RMB is the official currency in the People’s Republic of China.
Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to US dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against US dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including US dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against US dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to

July 2005, the exchange rate for RMB against US dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.
Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.
The current size of RMB-denominated financial assets outside the PRC is limited. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.
RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a fund to remain fully invested. Since 1994, the conversion of RMB into US dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting).

However, it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Advisor nor the Subadvisor can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies. Certain investments of Xtrackers MSCI All China Equity ETF may be denominated in RMB and the fund will be exposed to the risks associated with RMB through its primary investments in the Underlying fund and through its investments in the Xtrackers Harvest ETFs.
RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Repatriation Risk. PBOC and SAFE regulate and monitor the repatriation of funds out of the PRC by QFIs. Repatriations by QFIs in respect of Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and, potentially, Xtrackers MSCI China A Inclusion Equity ETF, are currently not subject to repatriation restrictions or prior approval from SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined below), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and QFI rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and QFI rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the QFI regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Advisor’s and the Subadvisor’s control.
Restricted Markets Risk. A fund’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each fund’s portfolio holdings as compared to the performance of its Underlying Index. This may increase the risk of tracking error.
QFI Late Settlement Risk. Each of the funds will be required to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares by a fund from time to time through the QFI program. In the event such remittance is disrupted, a fund will not be able to fully replicate its Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent it invests in Xtrackers China A-Shares ETFs.
QFI Program Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Xtrackers MSCI China A Inclusion Equity ETF intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize any QFI license applied for by and granted to the Advisor and/or a Subadvisor. Each fund is not a QFI, but with respect to Xtrackers Harvest CSI 300 China A-Shares ETF and X-trackers Harvest CSI 500 China will utilize the Subadvisor’s QFI license granted under QFI regulations.
Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFI (including QFII and RQFII) program, where investors will be required to obtain a license from the CSRC. QFIs have also registered to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Neither the Fund nor the Advisor is a QFI. Rather, the Fund expects to invest in the Underlying Fund, which invests directly in A-Shares through Stock Connect, but may, in the future, utilize a QFI license granted to the Advisor and/or a Subadvisor. The fund may also invest in the Xtrackers Harvest ETFs, which are subadvised by HGI, an RQFII (and is regarded as a QFI under the prevailing rules and regulations in the PRC), and invest directly in A-Shares via QFI status granted to HGI pursuant to QFI regulations.
In addition, the Subadvisor’s (or, if applicable in the future, the Advisor’s) QFI status could be suspended or revoked. There can be no assurance that the Subadvisor (or, in the future, the Advisor) will continue to maintain its QFI status. Because each fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect, the size of a fund’s direct investments in A-Shares may be limited. In the event the Subadvisor (or, if applicable in the future, the Advisor) is unable to maintain its QFI status unless the Subadvisor (or, in the future, the Advisor) is able to obtain sufficient exposure to A-Shares, it may be necessary for a fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the fund). In extreme circumstances, a fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to QFI investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.
Pursuant to PRC and QFI regulations, each of CSRC and SAFE is vested with the power to impose regulatory sanctions if the Advisor and/or Subadvisor, in its capacity as QFI, or the PRC Custodian (as that term is defined below) violates any provision of the QFI regulations. Any such violations could result in the revocation of the Subadvisor’s (or, if applicable in the future, the Advisor’s) license or other regulatory sanctions and may adversely impact a fund’s ability to access A-Shares.
The current QFI regulations also include rules on investment restrictions applicable to a fund, which may adversely affect the fund’s liquidity and performance. In addition, because transaction sizes for QFIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.
On May 7, 2020, the PBOC and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign· Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (“Regulations”) which came into effect on June 6, 2020. The Regulations supersede certain post-registration rules applicable to QFII and RQFII regimes. One of the key changes of the Regulations is the removal of quota restrictions on investment. However, as of the date of this SAI, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and the SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on 1 November 2020. The major revisions to the previous rules include merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. As of the date of this prospectus, this is a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retrospective effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. A fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.

Commodity Pool Operator Exclusion. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Advisor is not deemed to be a “commodity trading advisor” with respect to its services as an investment advisor to each fund. Under CFTC Regulations, the Advisor would need to register with the CFTC as a CPO if a fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of the fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed five percent of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Advisor is required to register as a CPO with respect to a fund, the disclosure and operations of the fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
Costs of Buying or Selling Fund Shares. Buying or selling fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.
Delayed Delivery Transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.
Investment in securities on a delayed delivery basis may increase the fund’s exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.
The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the fund until settlement. The fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.
Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Currency Transactions. Certain of the funds may enter into foreign currency futures contracts and forward currency contracts designed to offset a fund’s exposure to non-US currency. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.
A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a fund is contractually obligated to make or receive.
A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the fund’s return with the performance of its Underlying Index and may lower the fund’s return. A fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
General Characteristics of Futures and Options. A fund may enter into futures and options contracts to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. A fund may only enter into futures contracts and options that are traded on a US or non-US exchange. No fund will use futures or options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each fund may enter into futures contracts to purchase securities indexes when the Advisor and/or Subadvisor, as applicable, anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.
Investments in futures contracts and other investments that contain leverage may require a fund to maintain liquid assets. Generally, each fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,”

each fund maintains liquid assets in an amount at least equal to each fund’s daily marked-to-market obligation (i.e., each fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if each fund set aside assets equal to the futures contracts’ full notional value. A fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The funds do not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
A fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Advisor and/or Subadvisor, as applicable, as to anticipated trends which could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each fund to substantial losses. In the event of adverse price movements, each fund would be required to make daily cash payments of variation margin.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.
Each fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each fund may elect to close the position by taking an opposite position, which will operate to terminate each fund’s existing position in the contract.
Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each fund. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., a fund may not receive the net amount of payments that it contractually is entitled to receive). Central clearing through FCMs is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.
Regulations Impacting Derivatives and the Lending of Portfolio Securities. Regulations adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and other regulators throughout the world, which recently took effect with respect to the funds, requires counterparties that are part of US or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent the funds from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the funds from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the funds.
Recent Developments. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit a fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The Advisor cannot predict the effects of these regulations on a fund. The Advisor intends to monitor developments and seek to manage a fund in a manner consistent with achieving a fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Equity Securities. An investment in a fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.
Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.

Changes in the dividend policies of companies in a fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of the constituents of the Underlying Index may have an adverse effect on an Underlying Index’s and, therefore, a fund’s performance.
Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Fixed Income Securities. An investment in a fund should also be made with an understanding of the risks inherent in an investment in fixed income securities or bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-US entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. In addition, bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment.
In response to recent market volatility and economic uncertainty, the US government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a fund.

Foreign Securities. To the extent a fund invests in stocks of non-US issuers, certain of the fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-US issuer. For ADRs, the depository is typically a US financial institution and the underlying securities are issued by a non- US issuer. For other forms of Depositary Receipts, the depository may be a non-US or a US entity, and the underlying securities may be issued by a non-US or a US issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the US securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
In general, Depositary Receipts will be sponsored, but a fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.
Investing in the securities of non-US issuers involves special risks and considerations not typically associated with investing in US issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect US investments in non-US countries, and potential restrictions on the flow of international capital. Non-US issuers may be subject to less governmental regulation than US issuers. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
The foreign countries in which a fund invests may become subject to economic and trade sanctions or embargoes imposed by the US or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty funding redemptions and other cash needs.

An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
An investment in illiquid securities is also subject to the risk of delays on resale and uncertainty in valuation. A fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Pursuant to the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the fund’s total assets with respect to any one investment company; and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, will permit a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters will be effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). The impact of these regulatory changes on the funds is still uncertain. To the extent allowed by law or regulation, each fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Investment funds may include money market mutual funds operated in accordance with Rule 2a-7, closed-end funds, and exchange-traded funds (ETFs) (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.
Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying affiliated funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying affiliated funds advised by the Advisor or an affiliate and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.
ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing affiliated fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a RIC under the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, US territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a fund.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. For example, Chapter 9 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund would hold the longer-term security, which could experience substantially more volatility. Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the fund might not recover the full principal amount of the obligation.
Municipal Bond Tax Risk. There is no guarantee that the fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for US federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the US Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation Bond Risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the US government or its agencies or instrumentalities and any other debt security that the Advisor and/or Subadvisor, as applicable, determines at the time the repurchase agreement is entered into: (i) is issued by an issuer that has an exceptionally strong capacity to meet its financial obligations; and (ii) is sufficiently liquid that it can be sold at approximately its carrying value in the ordinary course of business within seven calendar days. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a fund could not hold directly without the repurchase obligation.

Repurchase agreements pose certain risks for a fund that utilizes them. Such risks are not unique to the funds but are inherent in repurchase agreements. The funds seek to minimize such risks but such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction.
Restricted Securities/Rule 144A Securities. The funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Reverse Repurchase Agreements. Reverse Repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a fund intends to use the reverse repurchase technique only when the Advisor and/or Subadvisor, as applicable, believes it will be advantageous to a fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a fund’s assets. A fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.
Russian Securities. As a result of political and military actions undertaken by Russia in recent years, the US and the European Union have instituted sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the Russia’s credit rating, and a decline in the value and liquidity of Russian securities. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of a fund to the extent their Underlying Indexes and their portfolios contain the securities of Russian issuers.
Short Sales. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Each fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. Each fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the funds are required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, the fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. Each fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Each fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the funds will be able to close out a short sale position at any particular time or at an acceptable price.
Each fund may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If a fund makes a short sale against the box, the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Each fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund because the fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short-Term Instruments and Temporary Investments. Short-term instruments, including money market instruments, may be used on an ongoing basis to provide liquidity or for other reasons, including to the extent necessary to help each fund track its underlying index. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Advisor and/or Subadvisor, as applicable); (ii) obligations issued or guaranteed by the US government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of US and non-US banks (including non-US branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s Investors Service, Inc. or “A-1” by Standard & Poor’s Financial Services LLC or, if unrated, of comparable quality as determined by the Advisor and/or Subadvisor, as applicable; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the credit quality requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term US dollar-denominated obligations of non-US banks (including US branches) that, in the opinion of the Advisor and/or Subadvisor, as applicable, are of comparable quality to obligations of US banks which may be purchased by a fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Special Taxation Risks for Funds that Invest in Underlying Funds. To the extent a fund invests in an Underlying Fund, the fund’s exposure to the portfolio investments of such Underlying Fund through its investment in the Underlying Fund’s shares may be less tax efficient than the fund investing directly in the Underlying Fund’s portfolio investments. The fund will not be able to offset its taxable income and gains with losses incurred by the Underlying Fund because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in the Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders.
Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred indefinitely under the wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the Underlying Fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
To the extent a fund invests in an Xtrackers China A-Shares ETF, such investment poses additional taxation risk. Specifically, if the Chinese government imposes restrictions on the Xtrackers China A-Shares ETF’s ability to repatriate monies associated with investment in A-Shares, the Xtrackers China A-Shares ETF could fail to qualify for US federal income tax treatment as a RIC. Under those circumstances, the Xtrackers China A-Shares ETF would be subject to tax as a regular corporation, and the fund would not be able to treat non-US income taxes paid by the Xtrackers China A-Shares ETFs as paid by the fund’s shareholders.
Tax Risks. As with any investment, you should consider how your investment in Shares of the fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the fund.
When-Issued Securities. A fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the fund may sell these securities before the settlement date if it is deemed advisable.
Securities purchased on a when-issued basis and the securities held in the fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the fund to meet its obligations under when-issued commitments, the fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation).
Investment in securities on a when-issued basis may increase the fund’s exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must sell another security in order to honor a when-issued commitment. The fund will employ techniques designed to reduce such risks. If the fund purchases a when-issued security, the fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the fund’s when-issued commitments.

Part II: Appendix II-F—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications. Each fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). To qualify for treatment as a RIC, each fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-US currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each fund’s taxable year, (a) at least 50% of the market value of each fund’s total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each fund’s total assets may be invested in the securities (other than US government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in a fund being subject to state, local, or non-US income, franchise or withholding taxes.
Taxation of Regulated Investment Companies. As a RIC, a fund will not be subject to US federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code determined without regard to the deduction for dividends paid (i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to federal income tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions (including any distributions of net tax-exempt income and net long-term capital gain) generally will be taxable to shareholders as ordinary dividends to the extent of the fund’s current and accumulated earnings and profits. In such event, distributions to individuals and other non-corporate shareholders should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction, provided in both cases the shareholder meets certain holding period and other requirements. Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to US federal income taxation to the extent any such income or gains are not distributed. If a fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a RIC in a subsequent year.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy the minimum distribution requirement described above.
Excise Tax. A fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, a fund may be unable to avoid the excise tax.
Fund Losses. If a fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
Taxation of US Shareholders. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund on such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.
Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any available capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any available capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, the fund may report such retained amounts as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a shareholder has held Shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to federal income tax as ordinary income, subject to the discussion of qualified dividend income and tax-exempt dividends below.
If a non-corporate shareholder receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the non-corporate shareholder subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in Shares of the fund, and as a capital gain thereafter (if the shareholder holds Shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of shareholder distributions.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund Shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sales of Shares. Upon the sale or exchange of Shares of a fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in Shares of a fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund Share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder’s ability to utilize capital losses may be limited under the Code.
Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers.
Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts. Because the federal income tax treatment of a sale or exchange of fund Shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Back-Up Withholding. In certain cases, withholding will be required at the applicable withholding rate (currently 24%), from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a US person (including a US resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s US federal income tax liability.
Creation Units. An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The Trust, on behalf of each fund, has the right to reject an order for a purchase of Shares of the fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given fund and if, pursuant to Sections 351 and 362 of the Code, that fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a fund’s basis in such securities on the date of deposit was less than market value on such date, the fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Investment in the Underlying Funds. A fund’s exposure to securities through an underlying fund (i.e., the Underlying Funds) may be less tax efficient than a direct investment in securities. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred indefinitely under the wash sale rules. Any loss realized by the fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced federal income tax rates when distributed to individual and certain other non-corporate shareholders.
Taxation of Certain Derivatives. A fund’s transactions in zero coupon securities, non-US currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-US currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-US currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a RIC.
A fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-US currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
Qualified Dividend Income. Distributions by a fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in Shares, will be taxable for federal income tax purposes either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the fund receives qualified dividend income on the securities it holds and the fund reports the distribution as qualified dividend income and certain holding period and other requirements are satisfied. Distributions by a fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable US corporations (but generally not from entities treated as real estate investment trusts for federal income tax purposes

(“US REITs”) and certain non-US corporations (e.g., non-US corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the US or in certain countries with a comprehensive tax treaty with the US, or the stock of which is readily tradable on an established securities market in the US). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for US tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela.
A dividend from a fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend with respect to such dividend); (ii) the fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a fund from a US REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such US REIT or other RIC. It is expected that dividends received by a fund from a US REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified US REIT dividends (i.e., US REIT dividends other than capital gain dividends and portions of US REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A fund that receives qualified US REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a fund as qualified US REIT dividends, a shareholder must hold Shares of the fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the Shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the fund’s qualified US REIT dividend income.
If you lend your fund Shares pursuant to securities lending arrangements you may lose the ability to use non-US tax credits passed through by the fund or to treat fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to Shares of the fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax advisor.
Corporate Dividends Received Deduction. Dividends paid by a fund that are attributable to dividends received by the fund from US corporations may qualify for the dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180-day period beginning 90 days prior to ex-dividend date for preferred stock) during which risk of loss may not be diminished is required for the applicable shares, at both the fund and shareholder level, for a dividend to be eligible for the dividends received deduction. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends received deduction also may be reduced as a result of a fund’s securities lending activities, hedging activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a fund.

Excess Inclusion Income. Under current law, the fund serves to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from US REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-US Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the fund’s “functional currency” and the time the fund actually collects such receivables or income or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the fund’s functional currency for federal income tax purposes is the US dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-US currency, non-US currency forward contracts and certain non-US currency options or futures contracts denominated in non-US currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise. Certain funds (or a “qualified business unit” of the fund) may treat the RMB as its functional currency. Under those circumstances, the fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the US dollar, but a fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the US dollar between the acquisition and disposition dates of US currency, between the date on which a fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.
Income received by the funds from sources within foreign countries (including, for example, interest and dividends on securities of non-US issuers) may be subject to withholding and other taxes imposed by such countries. In the case of PRC issuers, gain on the sale of shares may also be subject to foreign tax. Tax treaties between such countries and the US may reduce or eliminate such taxes. Foreign taxes paid by the funds will reduce the return from the funds’ investments.
Each fund may be subject to non-US income taxes withheld at the source. Each fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-US income taxes paid by the fund provided that both the fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) the investor’s pro rata share of the fund’s non-US income taxes. A non-US person invested in the fund in a year that the fund elects to “pass through” its non-US taxes may be treated as receiving additional dividend income subject to US withholding tax. A non-US tax credit may not exceed the investor’s US federal income tax otherwise payable with respect to the investor’s non-US source income. For this purpose, shareholders must treat as non-US source gross income (i) their proportionate Shares of non-US taxes paid by the fund and (ii) the portion of any dividend paid by the fund that represents income derived from non-US sources; the fund’s gain from the sale of securities will generally be treated as US-source income. Certain limitations will be imposed to the extent to which the non-US tax credit may be claimed.

A-Shares Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect” and the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”), foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty.
Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is required to be accrued (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and, in the case of a taxable obligation, is taxable, even though a fund holding the security receives no interest payment in cash during the year. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as interest income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the fund will be required to accrue the acquisition discount, or OID, over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is accrued, even though cash representing such income may not have been received by the fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the fund.
A fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the fund. US federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to US federal income or excise tax.
Passive Foreign Investment Companies. If a fund holds shares in “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.
A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to a fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-US taxes depending on each shareholder’s particular situation.
Taxation of Non-US Shareholders. Dividends paid by a fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-US investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to US withholding tax. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.
In general, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a fund.
The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-US person subject to US tax on disposition of a US real property interest as if such person were a US person. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in US real property); and (ii) you are a non-US shareholder that owns more than 5% of a fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a US real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to US federal income tax, and requiring that you file a nonresident US income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-US shareholder that is a corporation. Even if a non-US shareholder does not own more than 5% of a fund’s shares, fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Further, if a fund is a “US real property holding corporation,” any gain realized on the sale or exchange of fund shares by a foreign shareholder that owns more than 5% of a class of fund shares would generally be taxed in the same manner as for a US shareholder. A fund will be a “US real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of US real property interests, including stock of certain US REITs.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from US federal withholding tax when they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s US source interest income, reduced by expenses that are allocable to such income), or (ii) are paid with respect to the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the fund may report all, some or none of the fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the fund’s distributions (e.g. interest from non US sources or any foreign currency gains)

would be ineligible for this potential exemption from withholding. In case of shares held through an intermediary, the intermediary may withhold on a payment even if the fund reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.
Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and generally will be subject to the US estate tax.
The Foreign Account Tax Compliance Act (“FATCA”) generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund dividends and distributions and redemption proceeds. Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of shares of a RIC). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. A fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Standby Commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third- party puts or other types of features such as interest rate swaps; those investments may require the fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a RIC with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the fund, in relation to various RIC tax provisions is unclear. However, the Advisor intends to manage the fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances the fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense.

Exempt-interest dividends. Any dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond ETF that are reported by the fund as exempt-interest dividends will not be subject to regular federal income tax. The fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a).
Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may result in liability for federal alternative minimum tax (“AMT”) purposes for individual shareholders and for state and local tax purposes for both individual and corporate shareholders. For example, if the fund invests in “private activity bonds,” certain shareholders may be subject to AMT on the part of the fund’s distributions derived from interest on such bonds.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of the fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by the fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including capital gain dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the AMT. The receipt of dividends and distributions from the fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares unless the fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. The fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the AMT. Shareholders who have not held shares of the fund for a full taxable year may have reported as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of the fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in the fund. Shareholders should consult their tax advisors for more information.
PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
The sale or other transfer by the Advisor and/or Subadvisor of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Advisor and/or Subadvisor will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.
It is also unclear how China’s business tax may apply to activities of a QFI and how such application may be affected by tax treaty provisions.
The foregoing discussion is a summary of certain material US federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and non-US tax laws.

Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Part II: Appendix II-G—Proxy Voting Policy and Guidelines
Scope
DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.
Capitalised terms have the meaning ascribed to them in the Glossary.
DWS’S Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.
Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.

1 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

POLICIES
Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that responsibility including environmental, social and governance factors, and profitability, complement each other in many respects and has adopted Policies and Guidelines consistent with this belief.

The Global Proxy Voting Sub-Committee
The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:
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Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
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Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
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Review recommendations for proxies where the Guidelines specify that the issues are to be determined on a case-by-case basis and ensure such proxies are voted in accordance with these Policies and Guidelines; and
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Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.
Availability of Proxy Voting Policies and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.
Procedures
The key aspects of DWS’s proxy voting process are delineated below.
The GPVSC’s Proxy Voting Guidelines
The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders. Proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the Guidelines.
Specific Proxy Voting Decisions Made by the GPVSC
Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with the Guidelines, should be evaluated and voted on a case-by-case basis.
Additionally, if Proxy Vendor Oversight,2 the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.

2 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.
The GPVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.
Proxies that Cannot Be Voted or Instances When DWS Abstains From Voting
In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:
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Neither the Guidelines nor specific client instructions cover an issue;
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ISS does not make a recommendation on the issue; and
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The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.
Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4

3 As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interests of clients. Further, the GPVSC will review recommendations for proxies where the Guidelines specify that the issues are to be determined on a case-by-case basis and ensure such proxies are voted in accordance with these Policies and Guidelines.
4 Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).
Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.
The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.
If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.
Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.
If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.
Investment Companies and Affiliated Public Companies
Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the Guidelines, unless the client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
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Code of Conduct– DB Group;
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Conflicts of Interest Policy – DWS Group;
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Code of Ethics – DWS US;
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Code of Ethics – DWS ex US
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Code of Professional Conduct – US.
The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).
RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
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DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
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Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
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The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;
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Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;
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Analyst worksheets created for stock option plan and share increase analyses; and
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Proxy Edge print-screen of actual vote election.
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DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
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The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
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With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
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The name of the issuer of the portfolio security;
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The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
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The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
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The shareholder meeting date;
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A brief identification of the matter voted on;
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Whether the matter was proposed by the issuer or by a security holder;
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Whether the company cast its vote on the matter;
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How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
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Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy – Deutsche Bank Group and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
OVERSIGHT RESPONSIBILITIES
Proxy Vendor Oversight will review a reasonable sampling of votes on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the GPVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.
In addition, the GPVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.
The GPVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.
ANNUAL REVIEW
The GPVSC, in cooperation with Proxy Vendor Oversight, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.
GLOSSARY
Term	Definition
Business Allocation Plan	Documents the allocation of responsibilities amongst the members of the Management Board of DB AG
Committee	Decision-making forum established pursuant to the “Committee Governance Policy – Deutsche Bank Group” for a specific purpose and an unlimited period of time
CUSIP	Council on Uniform Securities Identification Procedures
Employee	Any individual with an employment contract directly with a Legal Entity of DB Group
ETF	Exchange Traded Funds
GPVSC	Global Proxy Voting Sub-Committee
Integrated Consequence Management Framework (iCMF)	Refers to the framework established and published by HR that helps managers and employees in DB AG understand how positive and poor performance are addressed, as well as how related controls work
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services

Term	Definition
Management Board [of DB AG]	Governing body of DB AG responsible for managing DB AG
Risk Type Controller (RTC)
Global Head of a Risk Control Function; formally
representing the respective Risk Control Function and
accountable for designing, implementing and
maintaining an effective risk type management /
control and policy framework for all risk types within
their mandate.

RTC Contact
Individual(s) authorised by the Risk Type Controller to
fulfil tasks in relation to the respective RTC mandate
including authorisation of other Units to issue a Policy
or Procedure regulating the respective risk type

SEC	Securities and Exchange Commission
Unit	Refers to the organisational areas within DB Group, such as corporate divisions and infrastructure functions, as per the DB Business Allocation Plan.
9.
LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS Proxy Voting Guidelines – DWS Americas
Attachment A – DWS PROXY VOTING GUIDELINES
DWS
Proxy Voting Guidelines
Effective March 1, 2021

Table of Contents
Board of Directors
Independence
Composition
Responsiveness
Accountability
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification and Liability Protection
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/ Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
Audit-Related
Auditor Indemnification and Limitation of Liability
Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
Shareholder Rights & Defenses
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash—Out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail

Shareholder Litigation Rights Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/ or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
Capital / Restructuring
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
Recapitalization Plans
Reverse Stock Splits
Share Repurchase Programs
Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/ Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions

Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
Compensation
Executive Pay Evaluation
Advisory Votes on Executive Compensation— Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Egregious Factors
Liberal Change in Control Definition
Repricing Provisions
Problematic Pay Practices or Significant Pay-for- Performance Disconnect
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non-Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants—Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits

Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees
Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance Agreements for Executives/Golden Parachutes
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
Routine / Miscellaneous
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
Social and Environmental Issues
Global Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/ Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Gender, Race / Ethnicity Pay Gap
Environment and Sustainability
Facility and Workplace Safety
General Environmental Proposals and Community Impact Assessments
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Ties
Registered Investment Company Proxies
Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies— Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure
Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement

Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).
In voting proxies that are noted case-by-case, DWS will give significant weight to ISS recommendation.
BOARD OF DIRECTORS
DWS’s policy is to generally vote for director nominees, except under the following circumstances (with new nominees5 considered on case-by-case basis):
Independence
General Recommendation: DWS’s policy is to generally vote against6 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):
•
Independent directors comprise 50 percent or less of the board;
•
The non-independent director serves on the audit, compensation, or nominating committee;
•
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year7) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•
Medical issues/illness;
•
Family emergencies; and
•
Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: DWS’s policy is to generally vote against or withhold from individual directors who:
•
Sit on more than five public company boards; or

•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards8

5 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
6 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
7 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
8 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Gender Diversity: For companies in the Russell 3000 or S&P 1500 indices, DWS’s policy is to generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, highlight boards with no apparent racial and/or ethnic diversity9.
•
For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2022, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. An exception will be made if (i) there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year; or (ii) there are no new nominees proposed for election to the board.
Responsiveness
DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
•
Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•
Rationale provided in the proxy statement for the level of implementation;
•
The subject matter of the proposal;
•
The level of support for and opposition to the resolution in past meetings;
•
Actions taken by the board in response to the majority vote and its engagement with shareholders;

•
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•
Other factors as appropriate.
•
The board failed to act on takeover offers where the majority of shares are tendered;
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•
The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
The company's response, including:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•
Other recent compensation actions taken by the company;
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure; and
•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: DWS’s policy is to generally vote against or withhold from all nominees (except new nominees5, who should be considered case-by-case) if:
•
The company has a poison pill that was not approved by shareholders10. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
•
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•
The pill, whether short-term11 or long-term, has a deadhand or slowhand feature.

9 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

10 Public shareholders only, approval prior to a company’s becoming public is insufficient.
11 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still vote withhold or against nominees at the next shareholder meeting following its adoption.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.
Problematic provisions include but are not limited to:
•
A classified board structure;
•
A supermajority vote requirement;
•
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•
The inability of shareholders to call special meetings;
•
The inability of shareholders to act by written consent;
•
A multi-class capital structure; and/or
•
A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees5, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•
The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•
The company's ownership structure;
•
The company's existing governance provisions;

•
The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•
Classified the board;
•
Adopted supermajority vote requirements to amend the bylaws or charter; or
•
Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure - Newly Public Companies: For newly public companies6, DWS’s policy is to generally vote against or withhold from the entire board (except new nominees5, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure - Newly Public Companies: For newly public companies12, DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees5, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•
Supermajority vote requirements to amend the bylaws or charter;
•
A classified board structure; or
•
Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

12 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;

•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: DWS’s policy is to generally vote against or withhold from the members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws.
Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. DWS’s policy is to generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive;
•
The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:
•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•
The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•
The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.
The following factors will be considered:
•
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•
Any other relevant factors.
Governance Failures
Under extraordinary circumstances, DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:
•
Material failures of governance, stewardship, risk oversight13, or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
•
Failure to replace management as appropriate; or

•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

13 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:
•
Long-term financial performance of the company relative to its industry;
•
Management’s track record;
•
Background to the contested election;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of the critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
General Recommendation: DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Board Refreshment

DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.
Term/Tenure Limits
General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:
•
The rationale provided for adoption of the term/tenure limit;
•
The robustness of the company’s board evaluation process;
•
Whether the limit is of sufficient length to allow for a broad range of director tenures;
•
Whether the limit would disadvantage independent directors compared to non-independent directors; and
•
Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
•
The scope of the shareholder proposal; and
•
Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.
Board Size
General Recommendation: DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
General Recommendation: DWS’s policy is to vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
General Recommendation: DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
•
The reasonableness/scope of the request; and
•
The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting
General Recommendation: DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
•
The company has proxy access14, thereby allowing shareholders to nominate directors to the company’s ballot; and
•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

14 A proxy access right that meets the recommended guidelines.

Director and Officer Indemnification and Liability Protection
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification and liability protection.
Vote against proposals that would:
•
Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
•
Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.
Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•
If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
•
If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.
Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
•
The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•
The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•
The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•
The scope and structure of the proposal.
Establish Other Board Committee Proposals
General Recommendation: DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
•
Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•
Level of disclosure regarding the issue for which board oversight is sought;
•
Company performance related to the issue for which board oversight is sought;
•
Board committee structure compared to that of other companies in its industry sector; and
•
The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
General Recommendation: DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholders’ ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
General Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•
The scope and rationale of the proposal;
•
The company's current board leadership structure;
•
The company's governance structure and practices;
•
Company performance; and
•
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•
A majority non-independent board and/or the presence of non-independent directors on key board committees;

•
A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•
Evidence that the board has failed to oversee and address material risks facing the company;
•
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Majority of Independent Directors/Establishment of Independent Committees
General Recommendation: DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director.
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation: DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.
DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access
General Recommendation: DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:
•
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats
General Recommendation: DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Shareholder Engagement Policy (Shareholder Advisory Committee)
General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•
Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•
Effectively disclosed information with respect to this structure to its shareholders;
•
Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•
The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability
General Recommendation: DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:
•
The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•
The motivation and rationale for establishing the agreements;
•
The quality of the company’s disclosure; and
•
The company’s historical practices in the audit area.
Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
General Recommendation: DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
•
Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:
•
Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
•
The tenure of the audit firm;
•
The length of rotation specified in the proposal;
•
Any significant audit-related issues at the company;
•
The number of Audit Committee meetings held each year;
•
The number of financial experts serving on the committee; and
•
Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation: DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting, and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent
General Recommendation: DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.
Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:
•
Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
•
The company's ownership structure and historical voting turnout;
•
Whether the board could amend bylaws adopted by shareholders; and
•
Whether shareholders would retain the ability to ratify any board-initiated amendments.
Control Share Acquisition Provisions
General Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Control Share Cash—Out Provisions
General Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Disgorgement Provisions
General Recommendation: DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Fair Price Provisions
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
General Recommendation: DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
General Recommendation: DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Shareholder Litigation Rights Federal Forum Selection Provisions
Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
General Recommendation: DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation: DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:
•
The company's stated rationale for adopting such a provision;
•
Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•
The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation: DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e. including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.
Net Operating Loss (NOL) Protective Amendments
General Recommendation: DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•
Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•
No lower than a 20 percent trigger, flip-in or flip-over;
•
A term of no more than three years;
•
No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
General Recommendation: DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•
The scope and structure of the proposal;
•
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•
The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•
Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•
Any recent controversies or concerns related to the company's proxy voting mechanics;
•
Any unintended consequences resulting from implementation of the proposal; and
•
Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation: DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.
When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•
The election of fewer than 50 percent of the directors to be elected is contested in the election;

•
One or more of the dissident’s candidates is elected;
•
Shareholders are not permitted to cumulate their votes for directors; and
The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
•
Reasons for reincorporation;
•
Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•
Comparison of corporation laws of original state and destination state.
DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
General Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•
Shareholders' current right to act by written consent;
•
The consent threshold;
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management's response to, previous shareholder proposals.
DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•
An unfettered15 right for shareholders to call special meetings at a 10 percent threshold;
•
A majority vote standard in uncontested director elections;
•
No non-shareholder-approved pill; and
•
An annually elected board.

15 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings
General Recommendation: DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•
Shareholders’ current right to call special meetings;
•
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management’s response to, previous shareholder proposals.
Stakeholder Provisions
General Recommendation: DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
General Recommendation: DWS’s policy is to vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
General Recommendation: DWS’s policy is to vote against proposals to require a supermajority shareholder vote.
•
Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:
•
Ownership structure;
•
Quorum requirements; and
•
Vote requirements.
Virtual Shareholder Meetings
General Recommendation: DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only16 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•
Scope and rationale of the proposal; and
•
Concerns identified with the company’s prior meeting practices.

16 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

CAPITAL / RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
General Recommendation: DWS’s policy is to vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
Vote for management proposals to eliminate par value.
Common Stock Authorization
General Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
DWS’s policy is to generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
DWS’s policy is to generally vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
DWS’s policy is to vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•
Past Board Performance:
•
The company's use of authorized shares during the last three years;
•
The Current Request:
•
Disclosure in the proxy statement of the specific purposes of the proposed increase;
•
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•
The dilutive impact of the request as determined relative to an allowable increase calculated by typically 100 percent of existing authorized shares that reflects the company's need for shares and total shareholder returns.
Dual Class Structure
General Recommendation: DWS’s policy is to generally vote against proposals to create a new class of common stock unless:

•
The company discloses a compelling rationale for the dual-class capital structure, such as:
•
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•
The new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).
Preemptive Rights
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:
•
The size of the company;
•
The shareholder base; and
•
The liquidity of the stock.
Preferred Stock Authorization
General Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
DWS’s policy is to vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
DWS’s policy is to vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•
Past Board Performance:
•
The company's use of authorized preferred shares during the last three years;
•
The Current Request:
•
Disclosure in the proxy statement of the specific purposes for the proposed increase;
•
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by typically 100 percent of existing authorized shares that reflects the company's need for shares and total shareholder returns; and
•
Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans
General Recommendation: DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
•
More simplified capital structure;
•
Enhanced liquidity;
•
Fairness of conversion terms;
•
Impact on voting power and dividends;
•
Reasons for the reclassification;
•
Conflicts of interest; and
•
Other alternatives considered.
Reverse Stock Splits
General Recommendation: DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:
•
The number of authorized shares will be proportionately reduced; or
•
The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.
DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
•
Stock exchange notification to the company of a potential delisting;
•
Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•
The company's rationale; or
•
Other factors as applicable.
Share Repurchase Programs
General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
•
Greenmail,
•
The use of buybacks to inappropriately manipulate incentive compensation metrics,
•
Threats to the company's long-term viability, or
•
Other company-specific factors as warranted.

DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
General Recommendation: DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Distributions: Splits and Dividends
General Recommendation: DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.
Tracking Stock
General Recommendation: DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•
Adverse governance changes;
•
Excessive increases in authorized capital stock;
•
Unfair method of distribution;
•
Diminution of voting rights;
•
Adverse conversion features;
•
Negative impact on stock option plans; and
•
Alternatives such as spin-off.
Restructuring
Appraisal Rights
General Recommendation: DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
General Recommendation: DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:
•
Purchase price;
•
Fairness opinion;
•
Financial and strategic benefits;
•
How the deal was negotiated;

•
Conflicts of interest;
•
Other alternatives for the business;
•
Non-completion risk.
Asset Sales
General Recommendation: DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:
•
Impact on the balance sheet/working capital;
•
Potential elimination of diseconomies;
•
Anticipated financial and operating benefits;
•
Anticipated use of funds;
•
Value received for the asset;
•
Fairness opinion;
•
How the deal was negotiated;
•
Conflicts of interest.
Bundled Proposals
General Recommendation: DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•
Dilution to existing shareholders' positions;
•
Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•
Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

•
Management's efforts to pursue other alternatives;
•
Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•
Conflict of interest - arm's length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:
•
The reasons for the change;
•
Any financial or tax benefits;
•
Regulatory benefits;
•
Increases in capital structure; and
•
Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:
•
Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•
Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
General Recommendation: DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:
•
Offer price/premium;
•
Fairness opinion;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives/offers considered; and
•
Non-completion risk.
DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•
Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•
Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
•
Are all shareholders able to participate in the transaction?
•
Will there be a liquid market for remaining shareholders following the transaction?
•
Does the company have strong corporate governance?
•
Will insiders reap the gains of control following the proposed transaction?
•
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:
•
Percentage of assets/business contributed;
•
Percentage ownership;
•
Financial and strategic benefits;
•
Governance structure;
•
Conflicts of interest;
•
Other alternatives; and
•
Non-completion risk.
Liquidations
General Recommendation: DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:
•
Management’s efforts to pursue other alternatives;
•
Appraisal value of assets; and
•
The compensation plan for executives managing the liquidation.
DWS’s policy is to vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
General Recommendation: DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Private Placements/Warrants/Convertible Debentures
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•
Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
−
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
−
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
•
Financial issues:
−
The company's financial condition;
−
Degree of need for capital;
−
Use of proceeds;
−
Effect of the financing on the company's cost of capital;
−
Current and proposed cash burn rate;

−
Going concern viability and the state of the capital and credit markets.
•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
•
Control issues:
−
Change in management;
−
Change in control;
−
Guaranteed board and committee seats;
−
Standstill provisions;
−
Voting agreements;
−
Veto power over certain corporate actions; and
−
Minority versus majority ownership and corresponding minority discount or majority control premium.
•
Conflicts of interest:
−
Conflicts of interest should be viewed from the perspective of the company and the investor.
−
Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•
Market reaction:
−
The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•
Estimated value and financial prospects of the reorganized company;
•
Percentage ownership of current shareholders in the reorganized company;
•
Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•
The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•
Existence of a superior alternative to the plan of reorganization; and
•
Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•
Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
•
Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
•
Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
•
Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•
Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•
Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.
•
Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.
•
Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
•
Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.
•
Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs
General Recommendation: DWS’s policy is to generally vote case-by-case on spin-offs, considering:
•
Tax and regulatory advantages;
•
Planned use of the sale proceeds;
•
Valuation of spinoff;
•
Fairness opinion;
•
Benefits to the parent company;
•
Conflicts of interest;
•
Managerial incentives;
•
Corporate governance changes;
•
Changes in the capital structure.
Value Maximization Shareholder Proposals
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
•
Hiring a financial advisor to explore strategic alternatives;
•
Selling the company; or
•
Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
•
Prolonged poor performance with no turnaround in sight;
•
Signs of entrenched board and management (such as the adoption of takeover defenses);
•
Strategic plan in place for improving value;
•
Likelihood of receiving reasonable value in a sale or dissolution; and
•
The company actively exploring its strategic options, including retaining a financial advisor.
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices;
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•
The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•
The situation is egregious.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
General Recommendation: DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
General Recommendation: DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.
Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•
Single- or modified-single-trigger cash severance;
•
Single-trigger acceleration of unvested equity awards;
•
Full acceleration of equity awards granted shortly before the change in control;
•
Acceleration of performance awards above the target level of performance without compelling rationale;
•
Excessive cash severance (generally >3x base salary and bonus);
•
Excise tax gross-ups triggered and payable;
•
Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
General Recommendation: DWS’s policy is to generally vote case-by-case on certain equity-based compensation plans17 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
−
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
−
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
−
Quality of disclosure around vesting upon a change in control (CIC);
−
Discretionary vesting authority;
−
Liberal share recycling on various award types;
−
Lack of minimum vesting period for grants made under the plan;
−
Dividends payable prior to award vesting.
•
Grant Practices:
−
The company’s three-year burn rate relative to its industry/market cap peers;
−
Vesting requirements in CEO's recent equity grants (3-year look-back);
−
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
−
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
−
Whether the company maintains a sufficient claw-back policy;
−
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

17 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature; or
•
Any other plan features are determined to have a significant negative impact on shareholder interests.
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.
For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark18.

18 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

Three-Year Burn Rate
Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:
•
Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•
Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
•
Cancel underwater options in exchange for stock awards; or
•
Provide cash buyouts of underwater options.
Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.
ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:
•
Severity of the pay-for-performance misalignment;
•
Whether problematic equity grant practices are driving the misalignment; and/or
•
Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.
DWS’s policy is to vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Addresses administrative features only; or

•
Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
DWS’s policy is to vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.
Vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.
Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
•
If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
•
If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
•
If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.
In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
General Recommendation: DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)
General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
General Recommendation: DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:
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Purchase price is at least 85 percent of fair market value;
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Offering period is 27 months or less; and
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The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.
Employee Stock Purchase Plans—Non-Qualified Plans
General Recommendation: DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:
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Broad-based participation;
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Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
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Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
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No discount on the stock price on the date of purchase when there is a company matching contribution.
DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.
Option Exchange Programs/Repricing Options
General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
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Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
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Rationale for the re-pricing—was the stock price decline beyond management's control?;
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Is this a value-for-value exchange?;
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Are surrendered stock options added back to the plan reserve?;
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Timing—repricing should occur at least one year out from any precipitous drop in company's stock price;
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Option vesting—does the new option vest immediately or is there a black-out period?;

•
Term of the option—the term should remain the same as that of the replaced option;
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Exercise price—should be set at fair market or a premium to market;
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Participants—executive officers and directors must be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote for shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
General Recommendation: DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
General Recommendation: One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote case-by-case on one-time transfers. Vote for if:
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Executive officers and non-employee directors are excluded from participating;
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Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
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There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

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Eligibility;
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Vesting;
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Bid-price;
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Term of options;
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Cost of the program and impact of the TSOs on company’s total option expense; and
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Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
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If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
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An assessment of the following qualitative factors:
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The relative magnitude of director compensation as compared to companies of a similar profile;
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The presence of problematic pay practices relating to director compensation;
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Director stock ownership guidelines and holding requirements;
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Equity award vesting schedules;
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The mix of cash and equity-based compensation;
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Meaningful limits on director compensation;
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The availability of retirement benefits or perquisites; and
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The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
General Recommendation: DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:
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The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
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The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
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The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:
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The relative magnitude of director compensation as compared to companies of a similar profile;
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The presence of problematic pay practices relating to director compensation;
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Director stock ownership guidelines and holding requirements;
•
Equity award vesting schedules;
•
The mix of cash and equity-based compensation;
•
Meaningful limits on director compensation;
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The availability of retirement benefits or perquisites; and
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The quality of disclosure surrounding director compensation.
Non-Employee Director Retirement Plans
General Recommendation: DWS’s policy is to generally vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
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The company’s past practices regarding equity and cash compensation;
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Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
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Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
General Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
General Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.
Golden Coffins/Executive Death Benefits
General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
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The percentage/ratio of net shares required to be retained;
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The time period required to retain the shares;
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Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
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Whether the company has any other policies aimed at mitigating risk taking by executives;
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Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
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Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
Pay Disparity
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:
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The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
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If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
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The level of shareholder support for the company's pay programs.
DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
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First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
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Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:
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Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
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Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
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Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
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Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
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Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
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What aspects of the company’s annual and long-term equity incentive programs are performance driven?
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If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
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Can shareholders assess the correlation between pay and performance based on the current disclosure?
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What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)
General Recommendation: DWS’s policy is to generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
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Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
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Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
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Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
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Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
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An executive may not trade in company stock outside the 10b5-1 Plan;
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Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit Outside CEOs from Serving on Compensation Committees
General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:
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If the company has adopted a formal recoupment policy;
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The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
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Whether the company has chronic restatement history or material financial problems;
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Whether the company’s policy substantially addresses the concerns raised by the proponent;
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Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
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Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes
General Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
DWS’s policy is to generally vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
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The triggering mechanism should be beyond the control of management;
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The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
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Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Share Buyback Impact on Incentive Program Metrics
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:
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The frequency and timing of the company's share buybacks;
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The use of per-share metrics in incentive plans;
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The effect of recent buybacks on incentive metric results and payouts; and
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Whether there is any indication of metric result manipulation.
Supplemental Executive Retirement Plans (SERPs)
General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:
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The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
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Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
ROUTINE / MISCELLANEOUS
Adjourn Meeting
General Recommendation: DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
General Recommendation: DWS’s policy is to generally vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
General Recommendation: DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
General Recommendation: DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
General Recommendation: DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
General Recommendation: DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.

SOCIAL AND ENVIRONMENTAL ISSUES
General Recommendation: DWS’s policy will consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Roadmap for Sustainability as well as the recommendations of ISS Socially Responsible Investment “SRI” Policy on social and sustainability issues. DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.
Global Approach
General Recommendation: DWS’s policy is to generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
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If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
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If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
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Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
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The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
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Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
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If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
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If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Endorsement of Principles
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.
Animal Welfare
Animal Welfare Policies
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:
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The company has already published a set of animal welfare standards and monitors compliance;
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The company’s standards are comparable to industry peers; and
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There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:
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The company is conducting animal testing programs that are unnecessary or not required by regulation;
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The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
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There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Slaughter
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities and will be taken into account.
Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
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The potential impact of such labeling on the company's business;
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The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
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Company’s current disclosure on the feasibility of GE product labeling.
DWS’s policy is to generally vote case-by-case on proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community and will be taken into account.
DWS’s policy is to generally vote case-by-case on proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.
Reports on Potentially Controversial Business/Financial Practices
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:
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Whether the company has adequately disclosed mechanisms in place to prevent abuses;
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Whether the company has adequately disclosed the financial risks of the products/practices in question;

•
Whether the company has been subject to violations of related laws or serious controversies; and
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Peer companies’ policies/practices in this area.
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.
Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:
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The potential for reputational, market, and regulatory risk exposure;
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Existing disclosure of relevant policies;
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Deviation from established industry norms;
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Relevant company initiatives to provide research and/or products to disadvantaged consumers;
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Whether the proposal focuses on specific products or geographic regions;
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The potential burden and scope of the requested report;
•
Recent significant controversies, litigation, or fines at the company.
DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.
DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Product Safety and Toxic/Hazardous Materials
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:
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The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
•
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
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The company has not been recently involved in relevant significant controversies, fines, or litigation.
Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:
•
The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

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Current regulations in the markets in which the company operates; and
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Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
Generally vote case-by-case on resolutions requiring that a company reformulate its products.
Tobacco-Related Proposals
General Recommendation: DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
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Recent related fines, controversies, or significant litigation;
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Whether the company complies with relevant laws and regulations on the marketing of tobacco;
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Whether the company’s advertising restrictions deviate from those of industry peers;
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Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
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Whether restrictions on marketing to youth extend to foreign countries.
DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;
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Whether the company complies with all laws and regulations;
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The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
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The risk of any health-related liabilities.
DWS’s policy is to generally vote case-by-case on resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
DWS’s policy is to generally vote case-by-case on proposals regarding tobacco product warnings. Such decisions are better left to public health authorities and will be taken into account.
Climate Change
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
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The company's level of disclosure compared to industry peers; and
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Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

DWS’s policy is to generally vote case-by-case on proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, considering whether:
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The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
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The company's level of disclosure is comparable to that of industry peers; and
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There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
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Whether the company provides disclosure of year-over-year GHG emissions performance data;
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Whether company disclosure lags behind industry peers;
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The company's actual GHG emissions performance;
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The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
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Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Energy Efficiency
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company report on its energy efficiency policies, considering whether:
•
The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
•
The proponent requests adoption of specific energy efficiency goals within specific timelines.
Renewable Energy
General Recommendation: DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally vote case-by-case on proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
Generally vote case-by-case on proposals that call for the adoption of renewable energy goals, taking into account:
•
The scope and structure of the proposal;
•
The company's current level of disclosure on renewable energy use and GHG emissions; and
•
The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity
Board Diversity
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on a company's efforts to diversify the board, considering whether:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•
The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•
The level of gender and racial minority representation that exists at the company’s industry peers;
•
The company’s established process for addressing gender and racial minority board representation;
•
Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•
The independence of the company’s nominating committee;
•
Whether the company uses an outside search firm to identify potential director nominees; and
•
Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Equality of Opportunity
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, considering whether:
•
The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
•
The company already publicly discloses comprehensive workforce diversity data; and
•
The company has no recent significant EEO-related violations or litigation.
Generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
General Recommendation: DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.
Generally vote case-by-case on proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company and will be taken into account.

Gender, Race / Ethnicity Pay Gap
General Recommendation: DWS’s policy is to vote case-by-case on requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:
•
The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
•
The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
•
Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Environment and Sustainability
Facility and Workplace Safety
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:
•
The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•
The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•
Recent significant controversies, fines, or violations related to workplace health and safety; and
•
The company's workplace health and safety performance relative to industry peers.
Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:
•
The company’s compliance with applicable regulations and guidelines;
•
The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
•
The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
General Environmental Proposals and Community Impact Assessments
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:
•
Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
•
The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•
The nature, purpose, and scope of the company’s operations in the specific region(s);
•
The degree to which company policies and procedures are consistent with industry norms; and
•
The scope of the resolution.
Hydraulic Fracturing
General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:
•
The company's current level of disclosure of relevant policies and oversight mechanisms;
•
The company's current level of such disclosure relative to its industry peers;
•
Potential relevant local, state, or national regulatory developments; and
•
Controversies, fines, or litigation related to the company's hydraulic fracturing operations.
Operations in Protected Areas
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:
•
Operations in the specified regions are not permitted by current laws or regulations;
•
The company does not currently have operations or plans to develop operations in these protected regions; or
•
The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
Recycling
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:
•
The nature of the company’s business;
•
The current level of disclosure of the company's existing related programs;
•
The timetable and methods of program implementation prescribed by the proposal;
•
The company’s ability to address the issues raised in the proposal; and
•
How the company's recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:
•
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Water Issues
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
•
The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•
Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•
The potential financial impact or risk to the company associated with water-related concerns or issues; and
•
Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
General Corporate Issues
Charitable Contributions
General Recommendation: DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Data Security, Privacy, and Internet Issues
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
•
The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
•
Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•
The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•
Applicable market-specific laws or regulations that may be imposed on the company; and
•
Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:
•
The scope and prescriptive nature of the proposal;
•
Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•
Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•
The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•
The company's current level of disclosure regarding its environmental and social performance.
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
General Recommendation: DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:
•
The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
•
The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
•
Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
•
Whether the proposal is unduly burdensome or overly prescriptive.
Mandatory Arbitration
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•
The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
•
The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.
Operations in High Risk Markets
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•
The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•
Current disclosure of applicable risk assessment(s) and risk management procedures;
•
Compliance with U.S. sanctions and laws;
•
Consideration of other international policies, standards, and laws; and
•
Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
Outsourcing/Offshoring
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
•
Controversies surrounding operations in the relevant market(s);
•
The value of the requested report to shareholders;
•
The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•
The company’s existing human rights standards relative to industry peers.
Sexual Harassment
General Recommendation: DWS’s policy is to generally vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:
•
The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
•
The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales
General Recommendation: DWS’s policy is to generally vote case-by-case on reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Generally vote case-by-case on proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business and will be taken into account.
Political Activities
Lobbying
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•
The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•
The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•
Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
•
The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•
The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•
Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote case-by-case on proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote case-by-case on proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Political Ties
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:
•
There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.
Vote case-by-case on proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders and will be taken into account.
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
General Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors and trustees.
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation: For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation: DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:
•
Past performance as a closed-end fund;
•
Market in which the fund invests;
•
Measures taken by the board to address the discount; and
•
Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
General Recommendation: DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:
•
Past performance relative to its peers;
•
Market in which the fund invests;
•
Measures taken by the board to address the issues;
•
Past shareholder activism, board activity, and votes on related proposals;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors;
•
Experience and skills of director candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment.

Investment Advisory Agreements
General Recommendation: DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:
•
Proposed and current fee schedules;
•
Fund category/investment objective;
•
Performance benchmarks;
•
Share price performance as compared with peers;
•
Resulting fees relative to peers;
•
Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
General Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation: DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•
Stated specific financing purpose;
•
Possible dilution for common shares;
•
Whether the shares can be used for antitakeover purposes.
1940 Act Policies
General Recommendation: DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•
Potential competitiveness;
•
Regulatory developments;
•
Current and potential returns; and
•
Current and potential risk.
Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•
The fund's target investments;

•
The reasons given by the fund for the change; and
•
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
General Recommendation: DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:
•
Political/economic changes in the target market;
•
Consolidation in the target market; and
•
Current asset composition.
Change in Fund's Subclassification
General Recommendation: DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:
•
Potential competitiveness;
•
Current and potential returns;
•
Risk of concentration;
•
Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•
The company has demonstrated responsible past use of share issuances by either:
•
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•
Strategies employed to salvage the company;
•
The fund’s past performance;
•
The terms of the liquidation.
Changes to the Charter Document
General Recommendation: DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:
•
The degree of change implied by the proposal;
•
The efficiencies that could result;
•
The state of incorporation;
•
Regulatory standards and implications.
Changing the Domicile of a Fund
General Recommendation: DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:
•
Regulations of both states;
•
Required fundamental policies of both states;
•
The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.
Distribution Agreements
General Recommendation: DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:
•
Fees charged to comparably sized funds with similar objectives;
•
The proposed distributor’s reputation and past performance;
•
The competitiveness of the fund in the industry;
•
The terms of the agreement.
Master-Feeder Structure
General Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.
Mergers
General Recommendation: DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:

•
Resulting fee structure;
•
Performance of both funds;
•
Continuity of management personnel;
•
Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•
Performance of the fund’s Net Asset Value (NAV);
•
The fund’s history of shareholder relations;
•
The performance of other funds under the advisor’s management.
Appendix I
Classification of Directors – U.S.
1.
Executive Director
1.1.
Current employee or current officer1 of the company or one of its affiliates2.
2.
Non-Independent Non-Executive Director
Board Identification
2.1.
Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.
Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Related Company
2.3.
Non-officer employee of the firm (including employee representatives).
2.4.
Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.
Former CEO of the company.3, 4

2.6.
Former non-CEO officer1 of the company or an affiliate2 within the past five years.
2.7.
Former officer1 of an acquired company within the past five years.4
2.8.
Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.
Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.5
Family Members
2.10.
Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.
2.11.
Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Professional, Transactional, and Charitable Relationships
Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or
2.12.
(an affiliate; or who is (or whose immediate family member6 is) a partner, employee or controlling shareholder of, an organization which provides services.
Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.
2.13.
; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship8 (excluding investments in the company through a private placement).
2.14.
Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.
Other Relationships
2.15.
Party to a voting agreement9 to vote in line with management on proposals being brought to shareholder vote.
2.16.
Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.10
2.17.
Founder11 of the company but not currently an employee.
2.18.
Director with pay comparable to Named Executive Officers.
2.19.
Any material12 relationship with the company.
3.
Independent Director
3.1.
No material12 connection to the company other than a board seat.

Footnotes:
1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category.

For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.
2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.
3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).
4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.
6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.
12 For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

PART C. OTHER INFORMATION

Item 28	Exhibits
	(a)	(1)	Certificate of Trust of DBX ETF Trust (the “Registrant” or the “Trust”) dated October 7, 2010. (Incorporated by reference to the Trust’s Registration Statement, as filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2010.)
		(2)	Agreement and Declaration of Trust, dated as of October 7, 2010. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, as filed with the SEC on February 9, 2011.)
	(b)	(1)	By-Laws of the Trust, dated October 7, 2010, as amended February 25, 2016 and November 14, 2017. (Incorporated by reference to Post-Effective Amendment No. 397 to the Trust’s Registration Statement, as filed with the SEC on December 21, 2017.)
		(2)	Amendment to the By-Laws, dated November 25, 2019. (Incorporated by reference to Post-Effective Amendment No. 460 to the Trust’s Registration Statement, as filed with the SEC on December 19, 2019.)
	(c)	(1)	Instruments defining the rights of shareholders, including the relevant portions of: the Agreement and Declaration of Trust, dated as of October 7, 2010 (see Section 4.3). Referenced in exhibits (a)(1) through (a)(2) to this Item, above.
		(2)	Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated By-Laws, dated November 25, 2019 (see Article 9). Referenced in exhibits (b)(1) through (b)(2) to this Item, above.
	(d)	(1)	Investment Advisory Agreement, dated January 31, 2011, and amended as of November 17, 2020, with a schedule dated as of May 11, 2021, between the Trust and DBX Advisors LLC. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
		(2)	Amended Investment Sub-Advisory Agreement dated August 15, 2013, as amended May 20, 2014, July 23, 2015, and February 14, 2017, between DBX Advisors LLC and Harvest Global Investments Limited. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
	(e)	(1)	Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 430 to the Trust’s Registration Statement, as filed with the SEC on September 25, 2018.)

	(2)	Amendment 11, dated as of August 18, 2021, to the Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
(f)		Not applicable.
(g)	(1)	Custody Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Amended and Restated Supplement, Hong Kong – China – Stock Connect Service, dated October 18, 2018, to the Global Custody Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
	(3)	Amended Appendix A dated August 18, 2021, to the Amended and Restated Supplement to the Global Custody Agreement, Hong Kong – China – Stock Connect Service, dated October 18, 2018, which amends the Global Custody Agreement dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
	(4)	Amendment, dated as of August 18, 2021, to the Custody Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
	(5)	Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(6)	Amendment, dated as of August 18, 2021, to the Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
(h)	(1)	Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)

(2)	Form of Exhibit A and Schedule II, as revised August 15, 2013 to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, as filed with the SEC on August 29, 2013.)
(3)	First Amendment, dated as of August 30, 2016, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(4)	Second Amendment, dated as of May 22, 2018, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(5)	Amendment, dated as of August 18, 2021, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
(6)	Capital Gains Tax Reporting Service Agreement, dated August 13, 2019, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(7)	Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 464 to the Trust’s Registration Statement, as filed with the SEC on March 11, 2020.)
(8)	Amendment, dated as of January 8, 2020, to the Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 464 to the Trust’s Registration Statement, as filed with the SEC on March 11, 2020.)
(9)	Amendment, dated as of August 18, 2021, to the Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)

(10)	Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(11)	Amendment, dated as of August 18, 2021, to the Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
(12)	Form of Authorized Participation Agreement. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(13)	Expense Limitation Agreement (with respect to Xtrackers International Real Estate ETF), effective as of October 1, 2021. (Filed herein.)
(14)	Expense Limitation Agreement (with respect to Xtrackers MSCI All China Equity ETF), effective as of October 1, 2021. (Filed herein.)
(15)	Expense Limitation Agreement (with respect to Xtrackers FTSE Developed ex US Comprehensive Factor ETF, now known as Xtrackers FTSE Developed ex US Multifactor ETF), effective as of December 18, 2020. (Incorporated by reference to Post-Effective Amendment No. 470 to the Trust’s Registration Statement, as filed with the SEC on December 17, 2020.)
(16)	Expense Limitation Agreement (with respect to Xtrackers USD High Yield Corporate Bond ETF), effective as of December 18, 2020. (Incorporated by reference to Post-Effective Amendment No. 470 to the Trust’s Registration Statement, as filed with the SEC on December 17, 2020.)
(17)	Expense Limitation Agreement (with respect to Xtrackers High Beta High Yield Bond ETF), effective as of December 18, 2020. (Incorporated by reference to Post-Effective Amendment No. 470 to the Trust’s Registration Statement, as filed with the SEC on December 17, 2020.)
(18)	Expense Limitation Agreement (with respect to Xtrackers Low Beta High Yield Bond ETF), effective as of December 18, 2020. (Incorporated by reference to Post-Effective Amendment No. 470 to the Trust’s Registration Statement, as filed with the SEC on December 17, 2020.)
(19)	Amended and Restated Expense Limitation Agreement, effective as of December 19, 2019. (Incorporated by reference to Post-Effective Amendment No. 461 to the Trust’s Registration Statement, as filed with the SEC on January 9, 2020.)

	(20)	Expense Limitation Agreement (with respect to Xtrackers S&P 500 ESG ETF), effective as of December 18, 2020. (Incorporated by reference to Post-Effective Amendment No. 470 to the Trust’s Registration Statement, as filed with the SEC on December 17, 2020.)
(i)	(1)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 430, as filed with the SEC on September 25, 2018.)
	(3)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 440, as filed with the SEC on December 21, 2018.)
	(4)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 446, as filed with the SEC on February 22, 2019.)
	(5)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 447, as filed with the SEC on March 5, 2019.)
	(6)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 452, as filed with the SEC on April 10, 2019.)
	(7)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 461 to the Trust’s Registration Statement, as filed with the SEC on January 9, 2020.)
	(8)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 465 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2020.)
	(9)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 472 to the Trust’s Registration Statement, as filed with the SEC on January 25, 2021.)
	(10)	Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Xtrackers Harvest CSI 300 China A-Shares ETF (formerly, db X-trackers Harvest China Fund). (Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, as filed with the SEC on August 29, 2013.)
	(11)	Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (formerly, db X-trackers Harvest China A-Shares Small Cap Fund). (Incorporated by reference to Post-Effective Amendment No. 79 to the Trust’s Registration Statement, as filed with the SEC on April 7, 2014.)

	(12)	Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Xtrackers MSCI All China Equity ETF (formerly, db X-trackers Harvest MSCI All-China Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 82 to the Trust’s Registration Statement, as filed with the SEC on April 22, 2014.)
(j)		Consent of Independent Registered Public Accounting Firm. (Filed herein.)
(k)		Not applicable.
(l)		Initial Share Purchase Agreement between the Registrant and DBX Advisors LLC. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(m)		Not applicable.
(n)		Not applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Registrant, dated May 11, 2021. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
	(2)	Global Code of Ethics – DWS Group, dated July 1, 2021. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
	(3)	Code of Ethics of Harvest Global Investments Limited, dated February 2019. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)

Item 29. Persons controlled by or Under Common Control with the Fund.

  Not applicable.

Item 30. Indemnification.

   Pursuant to Article IX of the Registrant’s Agreement and Declaration of Trust, the Trust has agreed that no person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust property or property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

 Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust property or the Trust property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Without limiting the foregoing limitations of liability, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Manager.

With respect to each of DBX Advisors LLC and Harvest Global Investments Limited (collectively, the “Advisers”), the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, Alternative Credit Income Fund, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, GraniteShares ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Reaves Utility Income Fund, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33. Location of Accounts and Records.

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Registrant	DBX ETF Trust
100 Summer Street Boston, MA 02110-2146
Investment Advisor	DBX Advisors LLC 875 Third Avenue New York, NY 10022-6225

DBX Advisors LLC 100 Summer Street Boston, MA 02110-2146

Sub-advisor	Harvest Global Investments Limited 31/F, One Exchange Square, 8 Connaught Place Central, Hong Kong

Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203-5603

Administrator, Transfer Agent and Custodian	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Regulatory Administrator	BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, MA 02108-4403

Storage Vendor	Iron Mountain Incorporated 1 Federal Street Boston, MA 02110-2012

Iron Mountain Incorporated 12646 NW 115th Avenue Medley, FL 33178-3179

Item 34. Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of September 2021.

DBX ETF TRUST

By: /s/Freddi Klassen

       Freddi Klassen*

       President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/Stephen R. Byers
Stephen R. Byers*	Trustee and Chairman	September 22, 2021

/s/George O. Elston
George O. Elston*	Trustee	September 22, 2021

/s/Diane Kenneally
Diane Kenneally	Treasurer, Chief Financial Officer and Controller	September 22, 2021

/s/Freddi Klassen
Freddi Klassen*	President and Chief Executive Officer	September 22, 2021

/s/J. David Officer
J. David Officer*	Trustee	September 22, 2021

*By:

/s/ Caroline Pearson

Caroline Pearson**

Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney that are incorporated herein by reference to Post-Effective Amendment No. 464, as filed on March 11, 2020 to the Registration Statement.

DBX ETF TRUST

EXHIBIT INDEX

Ex. Number	Description

(h)(13)	Expense Limitation Agreement (with respect to Xtrackers International Real Estate ETF), effective as of October 1, 2021.
(h)(14)	Expense Limitation Agreement (with respect to Xtrackers MSCI All China Equity ETF), effective as of October 1, 2021.
(j)	Consent of Independent Registered Public Accounting Firm.